UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐Preliminary Proxy Statement
☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒Definitive Proxy Statement
☐Definitive Additional Materials
☐Soliciting Material Pursuant to §240.14a-12
Matador Resources Company
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒No fee required.
☐Fee paid previously with preliminary materials.
☐Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2026
Notice of Annual Meeting of Shareholders and
Proxy Statement
June 11, 2026  |  Dallas, Texas

One Lincoln Centre 5400 LBJ Freeway, Suite 1500 Dallas, Texas 75240 www.matadorresources.com NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To Be Held on June 11, 2026

To the Matador Resources Company Shareholders:
Please join us for the 2026 Annual Meeting of Shareholders of Matador Resources Company. The meeting will be held at
Hilton Dallas Lincoln Centre, 5410 LBJ Freeway, Dallas, Texas 75240, on Thursday, June 11, 2026, at 9:30 a.m.,
Central Daylight Time.
At the meeting, you will hear a report on our business and act on the following matters:
(1)Election of the three nominees for director named in the attached Proxy Statement;
(2)Advisory vote to approve the compensation of our named executive officers as described in the attached Proxy Statement;
(3)Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026; and
(4)Any other matters that may properly come before the meeting.
All shareholders of record at the close of business on April 13, 2026 are entitled to vote at the meeting or any postponement or adjournment of the meeting. A list of the shareholders of record is available at the Company’s offices in Dallas, Texas.

By Order of the Board of Directors,

Joseph Wm. Foran Chairman and Chief Executive Officer

April 29, 2026
YOUR VOTE IS IMPORTANT!
Whether or not you will attend the meeting, please vote as promptly as possible by using the Internet or telephone or by signing, dating and returning your proxy card to the address listed on the card.
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Shareholders to Be Held on June 11, 2026:
Our Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 2025 are available for viewing, printing and downloading at https://materials.proxyvote.com/576485.

2026 Proxy Statement | Matador Resources Company1
TABLE OF CONTENTS
TABLE OF CONTENTS

	Page		Page
Proxy Statement	2	Letter to Shareholders	46
Proxy Summary	4	Executive Compensation	47
Information About the Annual Meeting	8	Compensation Discussion and Analysis	47
Proposal 1 | Election of Directors	12	Strategic Planning and Compensation Committee Report	66
Director Skills & Experience	13	Summary Compensation Table	66
Nominees	14	Grants of Plan-Based Awards Table	68
Vote Required	16	Outstanding Equity Awards at December 31, 2025	69
Directors Continuing in Office	17	Option Exercises and Stock Vested	70
Corporate Governance	24	Potential Payments upon Termination or Change in Control	71
Independence of Directors	24	Chief Executive Officer Pay Ratio	75
Majority Vote in Director Elections	25	Pay Versus Performance	76
Board Leadership Structure	25	Director Compensation	80
Board Committees	27	Compensation for 2025-2026	81
Board's Role in Risk Oversight	32	Director Stock Ownership Guidelines	81
Sustainability Practices	32	Equity Compensation Plan Information	82
Shareholder Engagement	34	Transactions with Related Persons	83
Communications with Directors	34	Security Ownership of Certain Beneficial Owners and Management	87
Strategic Planning and Compensation Committee Interlocks and Insider Participation	35	Additional Information	89
Executive Officers and Other Senior Officers of the Company	35	Shareholder Proposals for the 2027 Proxy Statement	89
Proposal 2 | Advisory Vote to Approve Named Executive Officer Compensation	42	Director Nominations or Other Business for Presentation at the 2027 Annual Meeting	89
Vote Required	42	Annual Report on Form 10-K	89
Proposal 3 | Ratification of the Appointment of KPMG LLP	43	Other Business	90
Fees of Independent Registered Public Accounting Firm for Fiscal Years 2025 and 2024	43	Annex A Non-GAAP Financial Measures	91
Report of the Audit Committee	44
Vote Required	45

2Matador Resources Company | 2026 Proxy Statement
PROXY STATEMENT
Matador Resources Company
One Lincoln Centre
5400 LBJ Freeway, Suite 1500
Dallas, Texas 75240
www.matadorresources.com
PROXY STATEMENT For
ANNUAL MEETING OF SHAREHOLDERS
To Be Held on June 11, 2026
This Proxy Statement is being mailed on or about April 29, 2026 to the shareholders of Matador Resources Company
(“Matador” or the “Company”) in connection with the solicitation of proxies by the Board of Directors (the “Board”) of the
Company to be voted at the Annual Meeting of Shareholders of the Company to be held at Hilton Dallas Lincoln Centre,
5410 LBJ Freeway, Dallas, Texas 75240, on June 11, 2026, at 9:30 a.m., Central Daylight Time (the “Annual Meeting” or
the “2026 Annual Meeting”), or at any postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The address of the Company’s principal executive office is One
Lincoln Centre, 5400 LBJ Freeway, Suite 1500, Dallas, Texas 75240.
If you are a shareholder of record, you may vote in person by attending the meeting, by completing and returning a proxy by mail or by using the Internet or telephone. You may vote your proxy by mail by marking your vote on the enclosed proxy card and following the instructions on the card. To vote your proxy using the Internet or telephone, see the instructions on the proxy form and have the proxy form available when you access the Internet website or place your telephone call.
The named proxies will vote your shares according to your directions. If you sign and return your proxy but do not make any of the selections, the named proxies will vote your shares: (i) FOR the election of the three nominees for director as set forth in this Proxy Statement, (ii) FOR the approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in this Proxy Statement and (iii) FOR the ratification of KPMG LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2026. Your proxy may be revoked at any time before it is exercised by filing with the Company a written revocation addressed to the Corporate
Secretary, by executing a proxy bearing a later date or by attending the Annual Meeting and voting in person.
The cost of soliciting proxies will be borne by the Company. In addition to the use of postal services and the Internet, proxies may be solicited by directors, officers and employees of the Company (none of whom will receive any additional compensation for any assistance they may provide in the solicitation of proxies) in person or by telephone.
The outstanding voting securities of the Company consist of issued and outstanding common stock, par value $0.01 per share (the “Common Stock”). The record date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting, or any postponement or adjournment thereof, has been established by the Board as the close of business on April 13, 2026 (the “Record Date”). As of the Record Date, there were 124,200,880 shares of Common Stock outstanding and entitled to vote.
The presence, in person or by proxy, of the holders of record of a majority of the outstanding shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting, but if a quorum should not be present, the meeting may be adjourned from time to time until a quorum is obtained. A holder of Common Stock will be entitled to one vote per share on each matter properly brought before the meeting. Cumulative voting is not permitted in the election of directors.
The proxy card provides space for a shareholder to abstain with respect to any or all nominees for the Board. The affirmative vote of a majority of the votes cast by holders of shares present in person or represented by proxy and entitled to vote on the election of directors at the Annual Meeting is required for the election of each nominee for director. With respect to the election of directors in an uncontested election, such as that being held at the Annual Meeting, “majority of the votes cast” means the number of votes cast “for” the election of such nominee exceeds the number of votes cast
“against” such nominee. See “Corporate Governance—Majority Vote in Director Elections” for additional information regarding election of directors.
The other proposals require the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the meeting. Shares held by a shareholder who abstains from voting on any
2026 Proxy Statement | Matador Resources Company3
or all proposals will be included for the purpose of determining the presence of a quorum. Other than with respect to the election of directors, an abstention will effectively count as a vote cast against the remaining proposals. Broker non-votes on any matter as to which the broker has indicated on the proxy that it does not have discretionary authority to vote will be treated as shares not entitled to vote with respect to that matter. However, such shares will be considered present and entitled to vote for quorum purposes so long as they are entitled to vote on at least one other matter.
4Matador Resources Company | 2026 Proxy Statement
PROXY SUMMARY
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully prior to voting. For more complete information regarding our 2025 performance, please review our Annual Report on Form 10-K for the year ended December 31, 2025.
2026 Annual Meeting of Shareholders

DATE AND TIME	LOCATION	RECORD DATE	VOTING
June 11, 2026 at 9:30 a.m., Central Daylight Time	Hilton Dallas Lincoln Centre 5410 LBJ Freeway Dallas, Texas 75240	April 13, 2026	Shareholders as of the close of business on the Record Date are entitled to vote. Each share of Common Stock is entitled to one vote at the Annual Meeting.

Proposal	Board Recommendation
Election of Three Director Nominees (page 12)	FOR
Advisory Vote to Approve Named Executive Officer Compensation (page 42)	FOR
Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for 2026 (page 43)	FOR
2025 Business Highlights
We are pleased to report that 2025 was another successful year for Matador, including record operational and financial results, record proved oil and natural gas reserves, a growing Delaware Basin acreage position and a fixed dividend that increased twice in 2025.
Operational Highlights
Matador achieved record growth in 2025 while improving well performance and capital efficiencies.
Production Growth

20%	23%	21%
increase in oil production	increase in natural gas production	increase in average daily oil equivalent production
Matador's operational highlights included:
•A 20% increase in oil production to a record 43.7 million barrels (“Bbl”) of oil produced in 2025 from 36.5 million Bbl of oil produced in 2024.
•A 23% increase in natural gas production to a record 191.3 billion cubic feet (“Bcf”) of natural gas produced in 2025 from 155.8 Bcf of natural gas produced in 2024.
2026 Proxy Statement | Matador Resources Company5
•A 21% increase in average daily oil equivalent production to a record 207,070 BOE per day, including 119,723 Bbl of oil per day and 524.1 million cubic feet (“MMcf”) of natural gas per day, in 2025, from 170,751 BOE per day, including
99,808 Bbl of oil per day and 425.7 MMcf of natural gas per day, in 2024.
•Continued drilling of longer laterals, with an average completed lateral length for operated wells turned to sales in
2025 of approximately 10,400 feet.
•Capital expenditures for drilling, completing and equipping wells (“D/C/E capital expenditures”) for 2025 of $1.53 billion, which was within our estimated range for 2025 D/C/E capital expenditures of $1.47 billion to $1.55 billion as provided on October 21, 2025.
•Improved well performance and cost efficiencies through large-scale batch developments and reduced drilling and completion costs per completed lateral foot, including increased efficiencies and capital savings through the continued
use of "simul-frac" and "trimul-frac" operations.
Capital Resources and Financial Highlights
Matador maintained a strong financial position in 2025, paying down approximately $200 million on our reserves-based lending credit facility (the "Credit Facility") and ending the year with a leverage ratio of approximately 1.1x and liquidity under the Credit Facility of $1.8 billion. As a result of this financial strength and our commitment to return value to shareholders, the Board of Directors increased Matador’s annual dividend twice in 2025 to $1.50 per year from its prior annual dividend of $1.00 per year.
Financial Strength

$1.8 Billion	$1.50	1.1x
Liquidity under our Credit Facility	annualized dividend per share in the fourth quarter	Leverage Ratio
Matador's capital resources and financial highlights included:
•Net cash provided by operating activities of $2.43 billion and adjusted free cash flow(1) of $437.0 million in 2025.
•The amendment of our dividend policy two times during 2025, pursuant to which we increased the quarterly cash dividend from $0.25 per share of Common Stock in the fourth quarter of 2024 to $0.375 per share of Common Stock.
•The receipt of $136.7 million in cash distributions from San Mateo Midstream, LLC ("San Mateo") and $13.0 million in performance incentives directly from Five Point Infrastructure LLC ("Five Point"), our joint venture partner in San
Mateo.
•The implementation in April 2025 of a share repurchase program (the “Share Repurchase Program”) authorizing the repurchase of up to $400.0 million of Common Stock, and the purchase of 1,351,328 shares of Common Stock under the Share Repurchase Program in 2025 at a weighted average price of $41.31 per share of Common Stock for a total cost of $55.8 million.
•The amendment of San Mateo’s secured revolving credit facility (the “San Mateo Credit Facility”) in December 2025 to
increase the lender commitments from $850.0 million to $1.10 billion, and to amend the accordion feature to provide for potential increases in lender commitments of up to $1.35 billion.
•An upgrade to our long-term issuer default rating by Fitch Ratings from ‘BB-’ to ‘BB’.
(1)Adjusted free cash flow is a non-GAAP financial measure. For a definition of adjusted free cash flow and a reconciliation of adjusted free cash flow to Matador’s net cash provided by operating activities, see Annex A to this Proxy Statement.
6Matador Resources Company | 2026 Proxy Statement
Director Nominees (page 14)
Our Board currently has 10 members and is divided into three classes of directors, designated Class I, Class II and Class
III. Directors are elected for three-year terms. The table below provides certain summary information about each nominee for director named in this Proxy Statement:

Name	Age	Director Since	Principal Occupation	Committee Memberships
Joseph Wm. Foran	73	2003	Chairman and CEO, Matador Resources Company	E,CM,O,P
Reynald A. Baribault*	62	2014	President and CEO, IPR Energy Partners LLC	A,E,NCG,SPC,O,P
Timothy E. Parker*	51	2018	Former Portfolio Manager and Analyst—Natural Resources, T. Rowe Price & Associates	A,SD,E,NCG,SPC,CM,MM, P

*	Independent Director

A	Audit Committee
CM	Capital Markets and Finance Committee
E	Executive Committee
MM	Marketing and Midstream Committee
NCG	Nominating and Corporate Governance Committee
O	Operations and Engineering Committee
P	Prospect Committee
SD	Sustainability and Development Committee
SPC	Strategic Planning and Compensation Committee
Executive Compensation Highlights (page 47)
Our Executive Compensation Philosophy
Our compensation program is designed to reward, in both the short term and the long term, performance that contributes to the implementation of our business strategies, maintenance of our culture and values and achievement of our objectives. We reward qualities that we believe help achieve our business strategies such as:
•teamwork;
•recruiting and mentoring future leaders within Matador to drive long-term shareholder value;
•individual performance in light of general economic and industry-specific conditions;
•relationships with shareholders and vendors;
•level of job responsibility;
•industry experience;
•general professional growth; and
•the ability to:
◦manage and enhance production from our existing assets;
◦explore new opportunities to increase oil and natural gas production;
◦identify and acquire additional acreage;
2026 Proxy Statement | Matador Resources Company7
◦improve total shareholder returns;
◦increase year-over-year proved reserves;
◦control unit production costs; and
◦pursue midstream opportunities.
For a discussion of our executive compensation program, see “Executive Compensation—Compensation Discussion and Analysis” beginning on page 47.
8Matador Resources Company | 2026 Proxy Statement
INFORMATION ABOUT THE ANNUAL MEETING
We are furnishing you this Proxy Statement in connection with the solicitation of proxies by the Board to be used at the
Annual Meeting and any adjournment thereof. The Annual Meeting will be held on Thursday, June 11, 2026, at 9:30 a.m.,
Central Daylight Time. We are sending this Proxy Statement to our shareholders on or about April 29, 2026.
All references in this Proxy Statement to “we,” “our,” “us,” “Matador” or the “Company” refer to Matador Resources
Company, including our subsidiaries and affiliates.
What is the purpose of the Annual Meeting?
At the Annual Meeting, shareholders will act upon the following matters outlined in the Annual Meeting notice:
•the election of the three nominees for director named in this Proxy Statement;
•an advisory vote to approve the compensation of our named executive officers as described herein;
•the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026; and
•any other matters that may properly come before the meeting.
What are the Board’s voting recommendations?
•FOR the election of the three nominees for director named in this Proxy Statement;
•FOR the approval, on an advisory basis, of the compensation of the Company’s named executive officers; and
•FOR the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.
Who is entitled to vote?
Shareholders as of the close of business on April 13, 2026 are eligible to vote their shares at the Annual Meeting. As of the Record Date, there were 124,200,880 shares of our Common Stock outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting.
Why did I receive a Notice Regarding the Internet Availability of Proxy Materials in the mail instead of a full set of proxy materials?
Securities and Exchange Commission (“SEC”) rules allow companies to furnish proxy materials over the Internet. We have elected to send a separate Notice of Internet Availability of Proxy Materials (the “Notice”) to most of our shareholders instead of a paper copy of the proxy materials. This approach conserves natural resources and reduces the costs of printing and distributing our proxy materials while providing shareholders with a convenient way to access our proxy materials. Instructions on how to access the proxy materials over the Internet or to request a paper copy of proxy materials, including a proxy card or voting instruction form, may be found in the Notice. In addition, shareholders may request to receive future proxy materials in printed form by mail or electronically by email by following the instructions in the Notice. A shareholder’s election to receive proxy materials by mail or email will remain in effect until the shareholder terminates it.
2026 Proxy Statement | Matador Resources Company9
How do I vote?
You may:
•attend the Annual Meeting and vote in person;
•dial the toll-free number listed on the Notice, proxy card or voting instruction form provided by your broker. Easy-to-
follow voice prompts allow you to vote your shares and confirm that your voting instructions have been properly recorded. Telephone voting will be available 24 hours a day and will close at 11:59 p.m., Eastern Daylight Time, on
June 10, 2026;
•go to the website www.proxyvote.com and follow the instructions, then confirm that your voting instructions have been properly recorded. If you vote using the website, you can request electronic delivery of future proxy materials. Internet voting will be available 24 hours a day and will close at 11:59 p.m., Eastern Daylight Time, on June 10, 2026; or
•if you received a paper copy of your proxy materials and elect to vote by written submission, mark your selections on the proxy card, date and sign it, and return the card in the pre-addressed, postage-paid envelope provided.
Why did I receive paper copies of proxy materials?
We are providing certain shareholders with paper copies of the proxy materials instead of a separate Notice. If you received a paper copy and would no longer like to receive printed proxy materials, you may consent to receive all future proxy materials electronically via email or the Internet. To sign up for electronic delivery, please follow the instructions provided in your proxy materials. When prompted, indicate that you agree to receive or access shareholder communications electronically in the future.
Will each shareholder in our household receive proxy materials?
Generally, no. To the extent you are receiving printed proxy materials, we try to provide only one set of proxy materials to be delivered to multiple shareholders sharing an address, unless you have given us other instructions. Any shareholder at a shared address may request delivery of single or multiple copies of printed proxy materials for future meetings by contacting us at:
Matador Resources Company
Attention: Investor Relations
5400 LBJ Freeway, Suite 1500
Dallas, Texas 75240
Email: investors@matadorresources.com
Telephone: (972) 371-5200
We undertake to deliver promptly, upon written or oral request, a copy of proxy materials to a shareholder at a shared address to which a single copy of the proxy materials was delivered. Requests should be directed to Investor Relations at the address or phone number set forth above.
Who will be admitted to the Annual Meeting?
Admission to the Annual Meeting will be limited to our shareholders of record, persons holding proxies from our shareholders, beneficial owners of our Common Stock and our employees. If your shares are registered in your name, we will verify your ownership at the meeting in our list of shareholders as of the Record Date. If your shares are held through a broker, bank or other nominee, you must bring proof of your ownership of the shares. This proof could consist of, for example, a bank or brokerage firm account statement or a letter from your bank or broker confirming your ownership as of the Record Date. You may also send proof of ownership to us at Matador Resources Company, Attention: Corporate
Secretary, 5400 LBJ Freeway, Suite 1500, Dallas, Texas 75240, or email: investors@matadorresources.com, before the
Annual Meeting, and we will send you an admission card.
10Matador Resources Company | 2026 Proxy Statement
If I vote via telephone or the Internet or by mailing my proxy card, may I still attend the Annual
Meeting?
Yes.
What if I want to change my vote?
You may revoke your proxy before it is voted by submitting a new proxy with a later date (by mail, telephone or the
Internet), by voting at the Annual Meeting or by filing a written revocation with our Corporate Secretary. Your attendance at the Annual Meeting will not automatically revoke your proxy.
What constitutes a quorum?
A majority of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum. If you vote by telephone or Internet or by returning your proxy card, you will be considered part of the quorum. The Inspector of Election will treat shares represented by a properly executed proxy as present at the meeting. Abstentions and broker non-votes will be counted for purposes of determining a quorum. A broker non-vote occurs when a nominee holding shares for a beneficial owner submits a proxy but does not vote on a particular proposal because the nominee does not have discretionary voting power for that item and has not received instructions from the beneficial owner.
How many votes will be required to approve a proposal?
The affirmative vote of a majority of the votes cast by holders of shares of Common Stock present in person or represented by proxy and entitled to vote on the election of directors at the Annual Meeting is required for the election of each nominee for director. With respect to the election of directors in an uncontested election, such as that being held at the Annual Meeting, “majority of the votes cast” means the number of votes cast “for” such nominee exceeds the number of votes cast “against” such nominee.
With respect to all other matters, the affirmative vote of the holders of a majority of the shares of Common Stock, present in person or represented by proxy and entitled to vote at the Annual Meeting, is required.
Shares cannot be voted at the Annual Meeting unless the holder of record is present in person or represented by proxy.
Can brokers who hold shares in street name vote those shares if they have received no instructions?
Under the rules of the New York Stock Exchange (“NYSE”), brokers may not vote the shares held by them in street name for their customers and for which they have not received instructions, except with respect to a routine matter. The only matter to be voted on at the Annual Meeting that is considered routine for these purposes is the ratification of the appointment of our independent registered public accounting firm. Accordingly, brokers may not vote your shares on any other matter if you have not given specific instructions as to how to vote. Please be sure to give specific voting instructions to your broker so that your vote will be counted.
How will you treat abstentions and broker non-votes?
Shares of a shareholder who abstains from voting on any or all proposals will be included for the purpose of determining the presence of a quorum. Other than with respect to the election of directors, an abstention will effectively count as a vote cast against the remaining proposals. Broker non-votes on any matter, as to which the broker has indicated on the proxy that it does not have discretionary authority to vote, will be treated as shares not entitled to vote with respect to that matter. However, such shares will be considered present and entitled to vote for quorum purposes so long as they are entitled to vote on at least one other matter.
2026 Proxy Statement | Matador Resources Company11
Who pays the solicitation expenses?
We will bear the cost of solicitation of proxies. Proxies may be solicited by mail or personally by our directors, officers or employees, none of whom will receive additional compensation for such solicitation. Those holding shares of Common
Stock of record for the benefit of others, or nominee holders, are being asked to distribute proxy soliciting materials to, and request voting instructions from, the beneficial owners of such shares. We will reimburse nominee holders for their reasonable out-of-pocket expenses.
Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting, and we will publish final results in a Current Report on
Form 8-K that will be filed with the SEC within four business days of the Annual Meeting. You may obtain a copy of this and other reports free of charge at www.matadorresources.com, by contacting our Investor Relations Department at (972)
371-5200 or investors@matadorresources.com or by accessing the SEC’s website at www.sec.gov.
Will the Company’s independent registered public accounting firm be available at the Annual
Meeting to respond to questions?
Yes. The Audit Committee of the Board has appointed KPMG LLP to serve as our independent registered public accounting firm for the year ending December 31, 2026. Representatives of KPMG LLP will be present at the Annual
Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.
Where can I contact the Company?
Our mailing address is:
Matador Resources Company
Attention: Investor Relations
5400 LBJ Freeway, Suite 1500
Dallas, Texas 75240
Our telephone number is (972) 371-5200.
12Matador Resources Company | 2026 Proxy Statement
PROPOSAL 1
PROPOSAL 1 | ELECTION OF DIRECTORS
The Board currently consists of 10 members and is divided into three classes of directors, designated Class I, Class II and
Class III, with the term of office of each director ending on the date of the third annual meeting following the annual meeting at which such director’s class was elected. The number of directors in each class will be as nearly equal as possible. The Class I directors are William M. Byerley, Monika U. Ehrman and Kenneth L. Stewart, the terms of whom will each continue until the 2027 Annual Meeting of Shareholders or his or her earlier death, retirement, resignation or removal. The Class II directors are Shelley F. Appel, R. Gaines Baty, Paul W. Harvey and Susan M. Ward, the terms of whom will each continue until the 2028 Annual Meeting of Shareholders or his or her earlier death, retirement, resignation or removal. The Class III directors are Joseph Wm. Foran, Reynald A. Baribault and Timothy E. Parker, each of whom is a
Class III director nominee at the 2026 Annual Meeting, in each case, to hold office until the 2029 Annual Meeting of
Shareholders or his earlier death, retirement, resignation or removal.
The Board believes its current composition provides an appropriate balance of industry expertise, financial experience and operational leadership, enabling effective oversight of the Company’s strategy, capital allocation and risk management.
The Board reflects a combination of longer-tenured directors with deep knowledge of the Company and more recently appointed independent directors who bring fresh perspectives. The Board also believes that each of the director nominees possesses the qualifications described below in “Corporate Governance—Board Committees—Nominating and Corporate
Governance Committee.” That is, the Board believes that each nominee possesses:
•deep experience at the policy making level in business, government or education;
•the availability and willingness to devote adequate time to Board duties;
•the character, judgment and ability to make independent analytical, probing and other inquiries;
•a willingness to exercise independent judgment along with a willingness to listen and learn from others;
•business knowledge and experience that provides a balance with the other directors;
•financial independence; and
•excellent past performance on the Board.
2026 Proxy Statement | Matador Resources Company13
Director Skills & Experience

	Foran	Parker	Baty	Appel	Baribault	Byerley	Ehrman	Harvey	Stewart	Ward
Director Skills & Experience
Senior Leadership	•	•	•		•	•	•	•	•	•
Energy Industry	•	•		•	•	•	•		•	•
Finance & Accounting	•	•		•	•	•		•	•	•
Human Capital Management	•	•	•		•	•	•	•	•	•
Legal, Regulatory & Environmental	•	•		•	•	•	•		•	•
Risk Assessment & Management	•	•	•	•	•	•	•	•	•	•
Strategic Planning	•	•	•	•	•	•	•	•	•	•
Corporate Governance & Ethics	•	•	•	•	•	•	•	•	•	•
Capital Markets & M&A	•	•		•	•	•		•	•	•
Age and Tenure
Age[1]	73	51	75	36	62	72	48	67	72	67
Board Tenure	23	8	10	3	12	10	7	1	9	2
(1) As of April 13, 2026.
The lack of a • does not mean the lack of a skill or experience. The • indicates a particularly prominent expertise that the
Director brings to the Board.
14Matador Resources Company | 2026 Proxy Statement
PROPOSAL 1
Nominees
The information provided below is biographical information about each of the nominees, as well as a description of the experience, qualifications, attributes or skills that led the Board to conclude that the individual should be nominated for election as a director of the Company. No director currently holds any other directorships with public companies.

MR. JOSEPH WM. FORAN	Chairman and CEO, Matador Resources Company	Class III

Biographical Information:
Mr. Foran founded Matador Resources Company in July 2003 and since our founding has served as Chairman of the Board and Chief Executive Officer and,
through March 31, 2022, Secretary. He is also chair of the Board’s Executive
Committee. Mr. Foran began his career as an oil and natural gas independent in
1983 when he and his wife, Nancy, founded Foran Oil Company with $270,000 in contributed capital from 17 of his closest friends and neighbors. Foran Oil
Company was later contributed into Matador Petroleum Corporation upon its formation by Mr. Foran in 1988, and Mr. Foran served as Chairman and Chief
Executive Officer of that company from inception until the time of its sale to Tom
Brown, Inc. in June 2003 for an enterprise value of $388 million in an all-cash transaction on a Friday. On the following Monday, Mr. Foran founded Matador
Resources Company (Matador II). Today, Matador is one of the top 20 public exploration and production companies in the country by market capitalization and one of the top 10 oil and natural gas producers in New Mexico. Mr. Foran is originally from Amarillo, Texas, where his family owned a pipeline construction business. From 1980 to 1983, he was Vice President and General Counsel of J.
Cleo Thompson and James Cleo Thompson, Jr., Oil Producers, a large independent producer. Prior to that time, he was a briefing attorney to Chief
Justice Joe R. Greenhill of the Supreme Court of Texas. Mr. Foran graduated with a Bachelor of Science degree in Accounting from the University of Kentucky with highest honors and a law degree from the Southern Methodist University Dedman
School of Law, where he was a Hatton W. Sumners scholar and the Leading
Articles Editor on the Southwestern Law Review. Mr. Foran taught Accounting at
Southern Methodist University and Business Law at The University of Texas at
Dallas. He is currently active as a member of various industry and civic organizations, including his church and various youth activities. In 2002, Mr. Foran was honored as the Ernst & Young “Entrepreneur of the Year” for the Southwest
Region. In 2015, he was inducted into the University of Kentucky Gatton College of Business and Economics Hall of Fame. In 2019, Mr. Foran received the SMU
Dedman School of Law Distinguished Alumni Award for Corporate Service and
was named D CEO Magazine’s 2019 Upstream CEO of the Year. In 2020, he was
inducted into the Philosophical Society of Texas. He was also named to
Institutional Investors’ All-American Executive Team as one of the top chief executive officers in the Small Cap Energy Division in 2021. In 2024, at D CEO
Magazine’s Energy Awards ceremony, Mr. Foran was awarded the prestigious
Legacy Award for lifetime achievement.

Chairman of the Board
Director since: 2003
Independent: No
Age: 73
Committees:
•Executive (Chair)
•Capital Markets and Finance
•Operations and Engineering
•Prospect

Qualifications:

As the founder, Chairman of the Board and Chief Executive Officer of Matador
Resources Company, Mr. Foran provides Board leadership, industry experience and long relationships with many of our shareholders.

2026 Proxy Statement | Matador Resources Company15

MR. REYNALD A. BARIBAULT	President and CEO, IPR Energy Partners LLC	Class III

Biographical Information:
Mr. Baribault was elected to the Board in 2014 and is chair of the Board’s
Operations and Engineering Committee and Prospect Committee. He served as lead independent director of the Board from 2016 to 2019. In 2007, he co-founded
North Plains Energy, LLC, which operated in the North Dakota Williston Basin, and served as its Vice President until the successful sale of its assets in 2012. In 2014,
Mr. Baribault helped co-found NP Resources, LLC, which also operated in the
North Dakota Williston Basin, and served as its Executive Vice President /
Engineering, helping oversee the sale of its assets in late 2021. In addition, he cofounded and serves as President and Chief Executive Officer of IPR Energy
Partners, LLC, a Plano, Texas-based oil and natural gas production operator with current operations in the Fort Worth Basin. As the President and CEO of IPR
Energy Partners, LLC, Mr. Baribault is tasked with specific risk management responsibilities. Prior to co-founding North Plains Energy, NP Resources and IPR
Energy Partners, Mr. Baribault served as Vice President, Supervisor and
Petroleum Engineering Consultant with Netherland, Sewell & Associates, Inc. in their Dallas office from 1990 to 2002. Mr. Baribault began his professional career as a reservoir engineer with Exxon Company in 1985 in the New Orleans Eastern
Division Office. Mr. Baribault received his Bachelor of Science degree in
Petroleum Engineering from Louisiana State University in 1985 and is a Licensed
Professional Engineer in the State of Texas.

Director
Director since: 2014
Independent: Yes
Age: 62
Committees:
•Operations and Engineering (Chair)
•Prospect (Chair)
•Audit
•Executive
•Nominating and Corporate Governance	Qualifications:
•Strategic Planning and Compensation
Mr. Baribault provides valuable insight to our Board on our drilling, completions, production and reservoir engineering operations, as well as growth strategies, midstream operations and administration.

16Matador Resources Company | 2026 Proxy Statement

MR. TIMOTHY E. PARKER	Former Portfolio Manager and Analyst—Natural Resources, T. Rowe Price & Associates	Class III

Biographical Information:
Mr. Parker was appointed to the Board in 2018, serves as lead independent director and is chair of the Board’s Capital Markets and Finance Committee. Mr.
Parker currently serves as a contractor in charge of research for Brightworks
Wealth Management, LLC. Mr. Parker retired in 2017 as Portfolio Manager and
Analyst—Natural Resources for T. Rowe Price & Associates. Mr. Parker joined T.
Rowe Price in 2001 as an equity analyst before becoming a portfolio manager in
2010. He managed the New Era fund from 2010 to 2013 and managed the energy and natural resources portions of T. Rowe Price’s Small Cap Value, Small Cap
Stock and New Horizons funds from 2013 to 2017. Prior to joining T. Rowe Price,
Mr. Parker was an investment banking analyst at Robert W. Baird & Co., Inc. Mr.
Parker holds a Bachelor of Science degree in Commerce from the University of
Virginia and a Master of Business Administration degree from the Darden School of Graduate Business (University of Virginia).

Lead Independent Director
Director since: 2018
Independent: Yes
Age: 51
Committees:	Qualifications:
•Capital Markets and Finance (Chair)	Mr. Parker’s experience with a large institutional shareholder and his extensive familiarity with the oil and natural gas industry and capital markets provide the Company with valuable insight.
•Audit
•Executive
•Marketing and Midstream
•Nominating and Corporate Governance
•Prospect
•Strategic Planning and Compensation
•Sustainability and Development

Vote Required
The affirmative vote of a majority of the votes cast by holders of shares present in person or represented by proxy and entitled to vote on the election of directors at the Annual Meeting is required for the election of each nominee for director.
With respect to the election of directors in an uncontested election, such as that being held at the Annual Meeting,
“majority of the votes cast” means the number of votes cast “for” such nominee exceeds the number of votes cast
“against” such nominee. If you hold your shares through a broker and you do not instruct the broker how to vote, your broker will not have the authority to vote your shares. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum.
The Board of Directors recommends that you vote FOR each of the nominees.
2026 Proxy Statement | Matador Resources Company17
PROPOSAL 1
Directors Continuing in Office
Biographical information for our directors who are continuing in office is provided below.

MS. SHELLEY F. APPEL	Former Senior Investor Relations Officer and Mergers & Acquisitions Manager, Royal Dutch Shell PLC	Class II

Biographical Information:
Ms. Appel was appointed to the Board in 2023 after serving as a Special Advisor to the Board since October 2022 and is co-chair of the Board's Sustainability and
Development Committee. Since January 2021, Ms. Appel has also served as
Matador’s ESG Coordinator. As ESG Coordinator, Ms. Appel is the primary author of the Company’s annual sustainability report. Following her graduation from business school at the University of Chicago, Ms. Appel joined Royal Dutch Shell
PLC in August 2017 in the Mergers & Acquisitions group, where she served as a manager with responsibility for financial analysis—including valuation, structuring, negotiation and due diligence—for over $18 billion of acquisition and divestment opportunities. In December 2019, Ms. Appel was promoted to Senior Investor
Relations Officer. In this role, Ms. Appel had responsibility for Shell’s global
Upstream business narrative. She also served as an authorized spokesperson for
Shell at investor meetings and conferences and managed relationships with North
America based investors and research analysts. Following graduation from Yale and prior to attending the University of Chicago, Ms. Appel began her career at the parent company of the New York Stock Exchange, NYSE Euronext, as a business analyst in its Corporate Strategy group. She participated in the evaluation and implementation of its $11 billion merger with the Intercontinental Exchange Group and continued in the Corporate Strategy group of the combined company until
June 2015. Ms. Appel holds a Bachelor of Arts degree, with honors, in Cognitive
Science from Yale University and a Master of Business Administration degree from the Booth School of Business (University of Chicago). Ms. Appel served as
Co-Chair of the Energy Group while attending the University of Chicago.

Director
Director since: 2023
Independent: No
Age: 36
Committees:
•Sustainability and Development (Co-Chair)
•Capital Markets and Finance
•Marketing and Midstream
•Prospect

Qualifications:
Ms. Appel’s extensive knowledge and experience with the Company’s sustainability initiatives and investor relations experience provides the Board valuable insight and leadership on these matters.

18Matador Resources Company | 2026 Proxy Statement

MR. R. GAINES BATY	CEO, R. Gaines Baty Associates, Inc.	Class II

Biographical Information:
Mr. Baty was appointed to the Board in 2016. He serves as deputy lead independent director and is chair of the Board’s Strategic Planning and
Compensation Committee. Mr. Baty is CEO of R. Gaines Baty Associates, Inc., a
leading executive search firm he founded in 1982 after working with the IBM
Corporation. With over 30 years of experience, Mr. Baty has provided companies across the country and in a variety of industries with executive search and advisory services. Mr. Baty has served as a two-term President of the Society of
Executive Recruiting Consultants and a two-term President of the Independent
Recruiter Group. Mr. Baty is also a published author. Mr. Baty received a Bachelor of Business Administration degree from Texas Tech University, where he was a football team letterman, captain and, later, graduate assistant coach.

Deputy Lead Independent
Director since: 2016	Qualifications:
Independent: Yes
Mr. Baty’s experience and expertise in executive leadership and development provide our Board with an important and unique perspective on these matters, and
Mr. Baty assists the Board and the Company with recruitment, board administration, compensation and growth strategies.

Age: 75
Committees:
•Strategic Planning and Compensation (Chair)
•Executive
•Operations and Engineering
•Sustainability and Development

2026 Proxy Statement | Matador Resources Company19

MR. WILLIAM M. BYERLEY	Retired Partner, PricewaterhouseCoopers LLP (PwC)	Class I

Biographical Information:
Mr. Byerley was appointed to the Board in 2016 and is chair of the Board’s Audit
Committee. Mr. Byerley retired from PricewaterhouseCoopers LLP (PwC) in 2014.
From 1988 through 2014, Mr. Byerley was a Partner with PwC, serving as an
Assurance Partner on various audit engagements primarily for energy sector clients. From 1988 through 1990, Mr. Byerley served in the PwC National Office
Accounting Services Group. Mr. Byerley received a Bachelor of Business
Administration degree in 1975 and a Master of Business Administration degree in
1976, both from Southern Methodist University. He is a licensed Certified Public
Accountant.

Director
Director since: 2016	Qualifications:
Independent: Yes
Mr. Byerley’s extensive experience in public accounting and longtime service to energy sector clients of PwC provide the Board with invaluable financial and accounting expertise, particularly for oil and natural gas companies, as well as strong accounting and financial oversight and risk management expertise.

Age: 72
Committees:
•Audit (Chair)
•Marketing and Midstream
•Sustainability and Development
•Executive (Ex Officio)

20Matador Resources Company | 2026 Proxy Statement

MS. MONIKA U. EHRMAN	Professor of Law, Southern Methodist University Dedman School of Law	Class I

Biographical Information:
Professor Ehrman was appointed to the Board in 2019 and is co-chair of the
Board's Sustainability and Development Committee. She is Professor of Law,
Southern Methodist University Dedman School of Law, and a Professor of
Engineering (by courtesy), Southern Methodist University Lyle School of
Engineering. Prior to joining SMU, in 2023, she was Associate Professor of Law,
University of North Texas at Dallas College of Law and a tenured Professor of Law at the University of Oklahoma College of Law, where she led the Oil & Gas,
Natural Resources, and Energy (ONE) Program and served as the Faculty
Director of the ONE Center. While at OU, she taught in the J.D. and graduate programs at the College of Law and in the Executive Energy Management
Program at the Price College of Business. Professor Ehrman joined the University of Oklahoma College of Law in 2013 as Associate Professor of Law. Prior to
teaching, she served as in-house legal counsel for two oil and natural gas companies from 2008 to 2012 and as an associate oil and natural gas attorney at an international law firm from 2005 to 2008. Before law school, Professor Ehrman worked as a petroleum engineer in the upstream, midstream and pipeline sectors of the energy industry. In addition to serving on various oil and natural gas law committees, she also served as an Editor of the Oil and Gas Reporter for the
Institute for Energy Law. Professor Ehrman is currently Immediate Past Chair of the Association of American Law Schools' Section on Natural Resources and
Energy, a Trustee of The Foundation for Natural Resources and Energy Law and
she is on the Editorial Board of the Journal of World Energy Law & Business
(published by Oxford University Press). Professor Ehrman received her Bachelor of Science degree in Petroleum Engineering from the University of Alberta; J.D.
from Southern Methodist University Dedman School of Law; and Master of Laws
degree from Yale Law School.

Director
Director since: 2019
Independent: Yes
Age: 48
Committees:
•Sustainability and Development (Co-Chair)
•Executive
•Marketing and Midstream
•Nominating and Corporate Governance
•Operations and Engineering
•Prospect
•Strategic Planning and Compensation

Qualifications:
Professor Ehrman provides valuable insight to our Board on our engineering and midstream operations as well as legal and governance matters.

2026 Proxy Statement | Matador Resources Company21

MR. PAUL W. HARVEY	Former Chief Investment Officer, Vaquero Private Wealth	Class II

Biographical Information:
Mr. Harvey was appointed to the Board in 2025. Mr. Harvey is a Private Wealth
Advisor and former Chief Investment Officer of Vaquero Private Wealth. Mr.
Harvey has more than four decades of investment experience as both a portfolio manager and private wealth advisor with extensive experience in investment selection, asset allocation and portfolio construction. Before joining Vaquero
Private Wealth, Mr. Harvey was a Managing Director of BlackRock, Inc., leading a large team of investment professionals responsible for high-net-worth individuals and institutions in twenty-nine states. In this capacity, he supported the design of investment solutions that included multi-asset strategies combining active and passive portfolios along with alternative investments. Previously, he served as
Regional Director and Portfolio Manager with Merrill Lynch Asset Management, where he developed customized portfolios for individual clients and oversaw a regional team of portfolio managers. Mr. Harvey earned his Master of Business
Administration degree with a concentration in Finance from Southern Methodist
University’s Cox School of Business and his Bachelor of Business Administration
degree in Finance from the University of Texas at Austin. He holds the Chartered
Financial Analyst designation and has earned the Certified Private Wealth Advisor certification.

Director
Director since: 2025
Independent: Yes
Age: 67
Committees:
•Audit
•Capital Markets and Finance
•Marketing and Midstream
•Nominating and Corporate Governance	Qualifications:
Mr. Harvey's experience as an investment professional provides the Company with valuable insight, particularly with respect to investor relations and capital markets.

22Matador Resources Company | 2026 Proxy Statement

MR. KENNETH L. STEWART	Retired EVP, Compliance and Legal Affairs, Children’s Health System of Texas; Retired Partner, Chair—United States, Norton Rose Fulbright US LLP	Class I

Biographical Information:
Mr. Stewart was appointed to the Board in 2017 and is chair of the Board's
Nominating and Corporate Governance Committee and Shareholder Advisory
Committee for Board Nominations. Mr. Stewart was most recently employed as
Executive Vice President, Compliance and Legal Affairs, for Children’s Health
System of Texas from January 1, 2019 until he retired on January 2, 2021. At that time, Children’s Health System of Texas and its affiliates constituted one of the ten largest pediatric hospital systems in the United States. Previously, effective
December 31, 2018, Mr. Stewart retired from Norton Rose Fulbright US LLP, the
United States operations of Norton Rose Fulbright, an international legal practice, which then had over 3,700 legal professionals in over 50 cities worldwide. At his retirement, Mr. Stewart was a Partner with Norton Rose Fulbright and held the position of Chair—United States. Mr. Stewart began his legal career with Fulbright
& Jaworski LLP, the predecessor to Norton Rose Fulbright US LLP, and previously held positions of Global Chair of the international organization, Managing Partner of the United States region and Partner-in-Charge of the Dallas office. Prior to entering into full-time management for his firm in 2012, he engaged in a domestic and international transactional legal practice, focusing principally on merger, acquisition, financing and joint venture activities for both public and privately-held entities. Mr. Stewart has extensive experience representing and advising companies and their executive officers and boards of directors engaged in oil and natural gas exploration and midstream activities. Since his retirement from Norton
Rose Fulbright, Mr. Stewart has acted, and from time to time continues to act, on a limited basis as an independent contractor senior business consultant to family offices for which he provided services during his legal career. Mr. Stewart graduated from the University of Arkansas School of Business in 1976 with a
Bachelor of Science in Business Administration degree in Accounting and was licensed as a Certified Public Accountant in Texas in 1981 (certificate now on nonpractice status). He graduated with honors from Vanderbilt Law School in 1979 and was a member of the Order of the Coif. Mr. Stewart has been active in numerous civic and professional organizations in the Dallas area in the past, including among others, the Dallas Regional Chamber, The Center for American and International Law and the Dallas Citizens Council.

Director
Director since: 2017
Independent: Yes
Age: 72
Committees:
•Nominating and Corporate Governance (Chair)
•Audit
•Capital Markets and Finance
•Executive
•Strategic Planning and Compensation

Qualifications:

Mr. Stewart’s extensive experience representing public companies, and particularly oil and natural gas companies, along with his years of management experience, provide our Board with important legal, corporate governance and leadership insight.

2026 Proxy Statement | Matador Resources Company23

MS. SUSAN M. WARD	Former Head, M&A and Commercial Finance, Shell Oil Company	Class II

Biographical Information:
Ms. Ward was appointed to the Board in 2024 and is chair of the Board's
Marketing and Midstream Committee. Ms. Ward is a former 12-year Senior
Executive of Shell Oil Company (“Shell”) with over 20 years of service at retirement in 2019. Her senior roles at Shell included Head, M&A and Commercial
Finance for all of Shell’s businesses in the Americas; Vice President, Chief
Financial Officer and Board member of Shell Midstream Partners, which she helped take public for Shell in 2014; and Vice President, Upstream Commercial
Finance, Shell International Exploration & Production B.V. while based in The
Hague for Royal Dutch Shell. She also served as a Board member of Shell’s deepwater drillship joint venture with Noble Corporation. Ms. Ward has been an independent, non-executive Board member of Crescent Midstream (“Crescent”)
since July 2023. Crescent is an independent energy company providing offshore and onshore crude oil services in the Gulf of Mexico and Louisiana. She also served as an Independent Director of publicly traded TransAlta Renewables headquartered in Calgary, Canada from May 2021 until October 2023 when it was purchased by its parent, TransAlta Corporation. Prior to joining Shell in 1998, Ms.
Ward worked as an investment banker in the energy sector for 11 years, including as a Managing Director in the Natural Resources and Energy investment banking group of UBS Securities. She began her career working for Exxon as a refining process engineer and subsequently worked in Mobil’s Finance organization at its
New York City headquarters. Ms. Ward earned a Bachelor of Chemical
Engineering degree from Villanova University with honors and a Master of
Business Administration in Finance with distinction from the Wharton School of the
University of Pennsylvania. She has served on Villanova’s Board of Trustees since
2018. She has been a member of the National Association of Corporate Directors since 2016.

Director
Director since: 2024
Independent: Yes
Age: 67
Committees:
•Marketing and Midstream (Chair)
•Audit
•Capital Markets and Finance
•Operations and Engineering
•Prospect
•Sustainability and Development

Qualifications:
Ms. Ward’s extensive experience as a senior executive in the energy industry and midstream experience in particular provide our Board with industry, management and leadership insight.

24Matador Resources Company | 2026 Proxy Statement
CORPORATE GOVERNANCE
CORPORATE GOVERNANCE
The business affairs of Matador are managed under the direction of the Board in accordance with the Texas Business
Organizations Code, the Company’s Amended and Restated Certificate of Formation (the “Certificate of Formation”) and
its Amended and Restated Bylaws (the “Bylaws”), each as amended to date. The Board has adopted Corporate
Governance Guidelines, which are reviewed annually by the Nominating and Corporate Governance Committee of the
Board. The Company has a Code of Ethics and Business Conduct for Officers, Directors and Employees (“Code of
Ethics”), which is applicable to all officers, directors and employees of the Company. The Company intends to post any amendments to, and may post any waivers of, its Code of Ethics on the Company’s website to the extent applicable to an executive officer or a director of the Company. The Corporate Governance Guidelines and the Code of Ethics are
available on the Company’s website at www.matadorresources.com under the heading “Investor Relations—Corporate
Governance.”
The Board holds regular and special meetings and spends such time on the affairs of the Company as its duties require.
During 2025, the Board held eight meetings. The Board also meets regularly in non-management executive sessions in accordance with NYSE regulations. The Corporate Governance Guidelines provide that one of the Company’s independent directors should serve as lead independent director at any time when the Chief Executive Officer serves as the Chairman of the Board. The lead independent director presides over executive sessions of the non-management directors and the independent members of the Board (the “Independent Board”), serves as a liaison between the
Chairman of the Board and the independent directors and performs such additional duties as the Board may otherwise determine and delegate. Because Mr. Foran serves as Chairman of the Board and Chief Executive Officer, our
independent directors have appointed Mr. Parker to serve as lead independent director and Mr. Baty to serve as deputy lead independent director. In 2025, all incumbent directors of the Company attended at least 75% of the meetings of the
Board and the committees on which they served. It is our policy that each of our directors is expected to attend annual meetings of shareholders, except if unusual circumstances make attendance impractical. All of our directors attended the
2025 Annual Meeting.
Independence of Directors
The Board makes all determinations with respect to director independence in accordance with the NYSE listing standards and the rules and regulations promulgated by the SEC. The actual determination of whether a director is independent is made by the Board on a case-by-case basis.
In connection with its preparation for the Annual Meeting, the Board undertook its annual review of director independence and considered transactions and relationships between each director or any member of his or her immediate family and the Company and its subsidiaries and affiliates. In making its determination, the Board applied the NYSE listing standards and SEC rules and regulations.
The Board reviewed the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. After this review, our Board determined that eight of our 10 current directors are “independent directors”
as defined under the rules of the SEC and the NYSE: Mmes. Ehrman and Ward and Messrs. Baribault, Baty, Byerley,
Harvey, Parker and Stewart.  No member of our Board other than Ms. Appel and Mr. Foran has a family relationship with any executive officer or other members of our Board.
2026 Proxy Statement | Matador Resources Company25
Majority Vote in Director Elections
On December 21, 2016, the Board amended the Bylaws to implement a majority voting standard in uncontested director elections. Pursuant to the Bylaws, in an election of directors at a meeting of shareholders at which a quorum is present,
(i) if the number of nominees exceeds the number of directors to be elected (a “contested election”), directors shall be elected by a plurality of the votes cast by the holders of shares present in person or represented by proxy and entitled to vote on the election of directors at such meeting and (ii) in an election of directors that is not a contested election (an
“uncontested election”), such as that being held at the Annual Meeting, directors shall be elected by a majority of the votes cast by the holders of shares present in person or represented by proxy and entitled to vote on the election of directors at such meeting. For purposes of the Bylaws, in an uncontested election, a “majority of the votes cast” means that the number of shares voted “for” a director must exceed the number of votes cast “against” that director. Prior to the amendment of the Bylaws, directors were elected by a plurality of the votes cast, whether or not the election was a contested election.
In connection with the amendment to the Bylaws, the Board approved and adopted an amendment to the Company’s
Corporate Governance Guidelines to implement a resignation policy for directors who fail to receive the required number of votes in an uncontested election in accordance with the Bylaws. Pursuant to the Corporate Governance Guidelines, as
amended, in an uncontested election, any nominee for director who receives a greater number of votes “against” his or her election than votes “for” such election (a “majority against vote”) shall promptly tender his or her resignation following certification of the shareholder vote.
The Nominating and Corporate Governance Committee shall promptly consider the resignation offer and a range of possible responses based on the circumstances that led to the majority against vote, if known, and make a recommendation to the Board concerning whether to accept or reject such resignation. The Board shall act on the
Nominating and Corporate Governance Committee’s recommendation and publicly disclose its decision with respect to such resignation offer within 90 days following certification of the shareholder vote. The resignation, if accepted by the
Board, will be effective at the time specified by the Board when it determines to accept the resignation, which effective time may be deferred until a replacement director is identified and appointed to the Board.
Board Leadership Structure
Mr. Foran serves as Chairman of the Board and Chief Executive Officer of the Company. As stated in the Corporate
Governance Guidelines, the Board does not believe that the offices of Chairman of the Board and Chief Executive Officer must be separate. The members of the Board possess experience and unique knowledge of the challenges and opportunities the Company faces. They are, therefore, in the best position to evaluate the current and future needs of the
Company and to judge how the capabilities of the directors and senior managers can be most effectively organized to meet those needs. Given Mr. Foran’s deep knowledge of the Company and experience in leading it, the Board currently believes that the most effective leadership structure for the Company is to have Mr. Foran serve as Chairman of the Board and Chief Executive Officer.
Eight of our 10 directors are independent under the rules of the SEC and the NYSE. After considering the recommendations of our Strategic Planning and Compensation Committee, the independent directors determine Mr.
Foran’s compensation. Further, the Company has four standing committees, a lead independent director (Mr. Parker) and a deputy lead independent director (Mr. Baty). The Board believes that each of these measures counterbalances any risk that may exist in having Mr. Foran serve as Chairman of the Board and Chief Executive Officer. For these reasons, the
Board believes that this leadership structure is effective for the Company.
26Matador Resources Company | 2026 Proxy Statement
As lead independent director, Mr. Parker has the following roles and responsibilities:
•chairs the executive sessions of the non-management and independent directors;
•leads the independent directors in the evaluation of the Chief Executive Officer;
•facilitates communication among the independent directors; and
•acts as a liaison between the independent directors and the Chief Executive Officer.
Mr. Parker, as lead independent director, may also perform such other duties as the Board or the Nominating and
Corporate Governance Committee from time to time may assign, which may include, but are not limited to, the following:
•help develop Board agendas and ensure critical issues are included;
•determine quality, quantity and timeliness of information from management;
•make recommendations about retaining consultants or advisors for the Board;
•interview Board candidates;
•oversee Board and director evaluations; and
•help improve communications and processes by and between management and the Board and the Chief Executive
Officer.
Mr. Baty, as deputy lead independent director, may also carry out the above duties in the absence of or at the direction of
Mr. Parker, as lead independent director.
2026 Proxy Statement | Matador Resources Company27
Board Committees
The standing committees of the Board are the Audit Committee, Executive Committee, Nominating and Corporate
Governance Committee and Strategic Planning and Compensation Committee. The Board has also established the following advisory committees: Capital Markets and Finance Committee, Marketing and Midstream Committee,
Operations and Engineering Committee, Prospect Committee and the Sustainability and Development Committee. Each
of the standing committees is governed by a charter, and a copy of the charters of each of these committees is available on the Company’s website at www.matadorresources.com under the heading “Investor Relations—Corporate
Governance.” Director membership of all of our standing and advisory committees is identified below, as of April 13, 2026.

Director	Audit	Executive	Nominating and Corporate Governance	Strategic Planning and Compensation	Capital Markets and Finance	Marketing and Midstream	Operations and Engineering	Prospect	Sustainability and Development
Joseph Wm. Foran		C			•		•	•
Shelley F. Appel					•	•		•	C
Reynald A. Baribault	•	•	•	•			C	C
R. Gaines Baty		•		C			•		•
William M. Byerley	C	•				•			•
Monika U. Ehrman		•	•	•		•	•	•	C
Paul W. Harvey	•		•		•	•
Timothy E. Parker	•	•	•	•	C	•		•	•
Kenneth L. Stewart	•	•	C	•	•
Susan M. Ward	•				•	C	•	•	•

C	Committee Chair	•	Committee Member
Audit Committee
The Audit Committee assists the Board in monitoring:
•the integrity of our financial statements and disclosures;
•our compliance with legal and regulatory requirements;
•the qualifications and independence of our independent auditor;
•the performance of our internal audit function and our independent auditor; and
•our internal control systems.
In addition, the Audit Committee is charged with the (i) review of compliance with our Code of Ethics and (ii) oversight of the Company’s guidelines and policies to govern the process by which risk assessment and risk management are undertaken by management, including with respect to corporate governance, financial, accounting, operational, environmental, health and safety, regulatory and cybersecurity risks.
As of April 13, 2026, the Audit Committee consisted of Ms. Ward and Messrs. Baribault, Byerley, Harvey, Parker and
Stewart, each of whom is independent under the rules of the SEC and the NYSE. Mr. Byerley is the chair of the Audit
Committee. SEC rules require a public company to disclose whether or not its audit committee has an “audit committee financial expert” as defined by applicable SEC rules and regulations. Our Board has determined that each of Ms. Ward and Messrs. Byerley, Parker and Stewart is an “audit committee financial expert.” During 2025, the Audit Committee met four times.
28Matador Resources Company | 2026 Proxy Statement
Executive Committee
The Executive Committee has authority to discharge all the responsibilities of the Board in the management of the business and affairs of the Company, except where action of the full Board is required by statute or by our Certificate of
Formation or Bylaws, each as amended to date.
As of April 13, 2026, the Executive Committee consisted of Ms. Ehrman and Messrs. Foran, Baribault, Baty, Byerley (ex
officio), Parker and Stewart. Mr. Foran is the chair of the Executive Committee. During 2025, the Executive Committee did
not meet.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee has the following responsibilities:
•identifies and recommends to the Board individuals qualified to be nominated for election to the Board consistent with criteria approved by the Board;
•recommends to the Board the members and chair of each committee of the Board;
•periodically reviews and assesses the Company’s Corporate Governance Guidelines and make recommendations for changes thereto to the Board;
•reviews any other matters related to corporate governance of the Company, unless the authority to conduct such review has been retained by the Board or delegated to another committee; and
•oversees the process for evaluation of the Board and management.
As of April 13, 2026, the Nominating and Corporate Governance Committee consisted of Ms. Ehrman and Messrs.
Baribault, Harvey, Parker and Stewart, each of whom is independent under the rules of the SEC and the NYSE. Mr.
Stewart is the chair of the Nominating and Corporate Governance Committee. During 2025, the Nominating and
Corporate Governance Committee met four times.
The Board has also established a Shareholder Advisory Committee for Board Nominations (the “Advisory Committee”)
that is charged with receiving and considering possible nominees for election to the Board by shareholders. Pursuant to the Advisory Committee charter, this committee is comprised of eight to 12 persons selected by the Nominating and
Corporate Governance Committee and consists of at least:
•two members of the Nominating and Corporate Governance Committee;
•two former members of or special advisors to the Board;
•two shareholders who beneficially own Common Stock having a market value of at least $1.0 million (such value to be based on the market value of the Common Stock immediately prior to designation of such shareholders to the
Advisory Committee); and
•two shareholders who have beneficially owned Common Stock continuously for at least the five years prior to such shareholder’s designation to the Advisory Committee.
The current members of the Advisory Committee are Messrs. Stewart and Parker, Craig N. Adams, James M. Howard,
Julie Forrester Rogers, Robert Garrett, David E. Lancaster, and George M. Yates.  Mr. Stewart is the chair of the Advisory
Committee. During 2025, the Advisory Committee met one time.
The Advisory Committee makes recommendations based on its conclusions to the Nominating and Corporate Governance
Committee for its consideration and review.
2026 Proxy Statement | Matador Resources Company29
The Nominating and Corporate Governance Committee and the Advisory Committee consider individuals recommended by the Company’s shareholders to serve on the Board in accordance with the advance notice provisions of the Bylaws and the applicable rules and regulations of the SEC and the NYSE. In considering candidates submitted by shareholders, the Advisory Committee and the Nominating and Corporate Governance Committee take into consideration the needs of the Board and the qualifications of the candidate. To have a candidate considered by the Advisory Committee and the
Nominating and Corporate Governance Committee, a shareholder must submit the recommendation in writing and must include the following information:
•The name and address of the shareholder, evidence of the person’s ownership of Common Stock or derivatives, including the number of shares owned, a description of all arrangements or understandings regarding the right to vote shares of the Company, any short interest in any security of the Company, any rights to dividends that are separated or separable from the underlying shares, any proportionate interest in shares or derivatives held by a general or limited partnership whereby the shareholder is a general partner or beneficially owns an interest in the general partner, any performance-related fees (other than an asset-based fee) that the shareholder is entitled to based on any change in the value of the shares or derivatives, any other information relating to the shareholder that would be required to be disclosed in connection with solicitations of proxies for the election of directors in a contested election and a statement whether or not the shareholder will deliver a proxy to shareholders; and
•The name, age and business and residence addresses of the candidate, the candidate’s résumé or a listing of his or her qualifications to be a director of the Company, the person’s consent to be a director if selected by the Nominating and Corporate Governance Committee, nominated by the Board and elected by the shareholders and any other information that would be required to be disclosed in solicitations of proxies for the election of directors.
The shareholder recommendation and information described above, and in more detail in our Bylaws, must be sent to the
Corporate Secretary at One Lincoln Centre, 5400 LBJ Freeway, Suite 1500, Dallas, Texas 75240 and must be received by the Corporate Secretary not fewer than 45 nor more than 75 days prior to the one year anniversary date of the date the
Company’s proxy statement was mailed in connection with the previous year’s annual meeting of shareholders.
The Nominating and Corporate Governance Committee believes that a potential director of the Company must demonstrate that such candidate has:
•relevant knowledge and a depth and diversity of background and experience at the policy-making level in business, government or education;
•a balance of the business interest and experience of the incumbent or nominated directors;
•availability and willingness to devote adequate time to Board duties;
•any unfilled expertise needed on the Board or one of its committees;
•ability to make independent analytical, probing and other inquiries;
•personal qualities of leadership, character, judgment and a reputation in the community at large of integrity, trust, respect, competence and adherence to the highest ethical standards;
•willingness to exercise independent judgment while remaining willing to listen and learn from the other directors and the Company’s staff; and
•financial independence to ensure such candidate will not be financially dependent on director compensation.
In the case of an incumbent director, the Nominating and Corporate Governance Committee will also consider such director’s past performance on the Board.
The Nominating and Corporate Governance Committee or the Advisory Committee may identify potential nominees by asking, from time to time, current directors and executive officers for their recommendation of persons meeting the criteria described above who might be available to serve on the Board. The Nominating and Corporate Governance Committee or
the Advisory Committee may also engage firms that specialize in identifying director candidates. As described above, the
30Matador Resources Company | 2026 Proxy Statement
Nominating and Corporate Governance Committee and Advisory Committee will also consider candidates recommended by shareholders.
Once a person has been identified by the Nominating and Corporate Governance Committee or the Advisory Committee
as a potential candidate, the Nominating and Corporate Governance Committee or the Advisory Committee will make an initial determination regarding the need for additional Board members to fill vacancies or expand the size of the Board. If the Nominating and Corporate Governance Committee or the Advisory Committee determines that additional consideration is warranted, the Nominating and Corporate Governance Committee or the Advisory Committee will review such information and conduct interviews as it deems necessary to fully evaluate each director candidate. In addition to the qualifications of a candidate, the Nominating and Corporate Governance Committee or the Advisory Committee will consider such relevant factors as it deems appropriate, including the current composition of the Board, the evaluations of other prospective nominees and the need for any required expertise on the Board or one of its committees. Although the
Nominating and Corporate Governance Committee does not have a formal diversity policy, the Nominating and Corporate
Governance Committee considers a number of factors to advance a diverse mix of viewpoints, professional backgrounds, education, specialized skills and acumen, breadth of experience in oil and natural gas exploration and production, midstream and marketing, executive leadership, accounting, finance or law and other individual qualities and attributes that contribute to a variety of perspectives among the members of the Board. The Nominating and Corporate Governance
Committee does not discriminate based upon race, religion, gender, national origin, age, disability, citizenship or any other legally protected status. The Nominating and Corporate Governance Committee’s evaluation process will not vary based on whether or not a candidate is recommended by a shareholder.
Strategic Planning and Compensation Committee
The Strategic Planning and Compensation Committee (the “Compensation Committee”) has the following responsibilities:
•assists the Board and the Independent Board in the discharge of their fiduciary responsibilities relating to the fair and competitive compensation of our executive officers;
•provides overall guidance with respect to the establishment, maintenance and administration of our compensation programs, including stock and benefit plans;
•oversees and advises the Board and the Independent Board on the adoption of policies that govern our compensation programs;
•recommends to the Board the strategic, tactical and performance goals of the Company, including those performance and tactical goals that relate to performance-based compensation, including but not limited to goals for production, reserves, cash flows and shareholder value;
•in conjunction with the Company’s CEO, oversees management succession planning; and
•produces and approves the annual Compensation Committee Report on executive compensation for inclusion in the
Company’s Annual Report on Form 10-K and/or annual proxy statement in accordance with applicable rules and regulations of the SEC and the NYSE.
The Compensation Committee has the authority to form and delegate authority and responsibilities to subcommittees of its members, so long as any subcommittee consists of at least two members of the Compensation Committee.
As of April 13, 2026, the Compensation Committee consisted of Ms. Ehrman and Messrs. Baribault, Baty, Parker and
Stewart, each of whom is independent under the rules of the SEC and the NYSE and a “non-employee director” pursuant to Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Mr. Baty is the chair of the
Compensation Committee. During 2025, the Compensation Committee met seven times.
2026 Proxy Statement | Matador Resources Company31
Capital Markets and Finance Committee
The Capital Markets and Finance Committee provides oversight of the Company’s financial objectives, financial policies, capital structure and financing requirements. As of April 13, 2026, the members of the Capital Markets and Finance
Committee were Mses. Appel and Ward and Messrs. Foran, Harvey, Parker and Stewart. Mr. Parker is the chair of the
Capital Markets and Finance Committee.
Marketing and Midstream Committee
The Marketing and Midstream Committee provides oversight of the Company’s marketing and midstream activities, projects, joint ventures and plans. As of April 13, 2026, the members of the Marketing and Midstream Committee were
Mses. Appel, Ehrman and Ward and Messrs. Byerley, Harvey and Parker. Ms. Ward is the chair of the Marketing and
Midstream Committee.
Operations and Engineering Committee
The Operations and Engineering Committee provides oversight of the development of our prospects, our drilling, completions and production operations and associated costs. In addition, the Operations and Engineering Committee provides oversight of the amount and classifications of our reserves and the design of our completion techniques and hydraulic fracturing operations and various other reservoir engineering matters. As of April 13, 2026, the members of the
Operations and Engineering Committee were Mses. Ehrman and Ward and Messrs. Baribault, Baty and Foran. Mr.
Baribault is the chair of the Operations and Engineering Committee.
Prospect Committee
The Prospect Committee provides oversight of the technical analysis, evaluation and selection of our oil and natural gas prospects. As of April 13, 2026, the members of the Prospect Committee were Mses. Appel, Ehrman and Ward and
Messrs. Baribault, Foran and Parker. Mr. Baribault is the chair of the Prospect Committee.
Sustainability and Development Committee
The Sustainability and Development Committee, in conjunction with the Company’s Chief Executive Officer, provides oversight of sustainability, environmental and safety-related matters of the Company and the recruiting, training and development of the Company’s personnel. As of April 13, 2026, the Sustainability and Development Committee consisted of Mses. Appel, Ehrman and Ward and Messrs. Baty, Byerley and Parker. Mses. Appel and Ehrman serve as co-chairs of the Sustainability and Development Committee.
32Matador Resources Company | 2026 Proxy Statement
CORPORATE GOVERNANCE
Board’s Role in Risk Oversight
The Audit Committee has the responsibility to oversee the Company’s guidelines and policies to govern the process by which risk assessment and risk management are undertaken by management, including with respect to corporate governance, financial, accounting, operational, environmental, health and safety, regulatory and cybersecurity risks. In connection with the Audit Committee’s oversight responsibility, executive management regularly engages with employees at various levels of seniority to identify risks facing the Company. The risks identified in these multidisciplinary reviews are aggregated and evaluated to determine the appropriate set of key risks for that period. Management then, on a quarterly basis, provides the Audit Committee with an assessment of these risks and a discussion of any new developments. Under the Audit Committee’s oversight, management maintains a commercial insurance program for the Company’s benefit covering casualty, property, workers’ compensation, well operations and cybersecurity risks, among others. The
Compensation Committee has the responsibility to oversee that our incentive pay does not encourage unnecessary risk taking and to review and discuss the relationship between risk management policies and practices, corporate strategy and senior executive compensation.
Sustainability Practices
Affirmation of Our Commitment
At Matador, we are committed to creating long-term value in a responsible manner. This commitment extends across our operations and includes a dedication to excellence with respect to environmental, safety, workforce and governance matters. Our guiding focus on good stewardship is reflected in our Code of Ethics and in our Corporate Governance
Guidelines, which are reviewed annually by the Nominating and Corporate Governance Committee of the Board. See
“Corporate Governance” on page 24 for additional information.
Oversight and Coordination of Sustainability-Related Practices
Matador's management team is responsible for the day-to-day management of sustainability-related matters and regularly updates the full Board on Matador's efforts and performance in these areas.
The Sustainability and Development Committee leads the Board’s oversight of (i) Matador’s sustainability practices, including with respect to the Company’s environmental, health and safety practices, and (ii) the recruiting, training and development of Matador’s personnel. In conjunction with senior management, the Sustainability and Development
Committee has direct accountability to review and evaluate sustainability practices, risks and strategies and to make recommendations to the full Board regarding sustainability and development matters.
The Nominating and Corporate Governance Committee oversees Matador’s corporate governance practices. As part of its responsibilities, the Nominating and Corporate Governance Committee is authorized to (i) periodically review and assess the Company’s Corporate Governance Guidelines, (ii) review any other matters related to corporate governance of the
Company and (iii) oversee the process for evaluation of the Board and management.
The Audit Committee also has responsibility through its role overseeing risk assessment and risk management processes, including with respect to operational, environmental, health and safety and regulatory risks.
Reporting on Sustainability-Related Practices and 2025 Performance Highlights
Matador issues an annual Sustainability Report that describes Matador's sustainability-related policies and practices as well as documents our sustainability-related results with quantitative metrics aligned with standards developed by the
Sustainability Accounting Standards Board (SASB). Highlights from the Company’s 2025 sustainability-related practices are shown below.
1 The data utilized in calculating these metrics is subject to certain reporting rules, regulatory reviews, definitions, calculation methodologies, estimates, adjustments and other factors. As a result, these metrics are subject to change from time to time as updated data or other information becomes available. The metrics provided reflect both Matador’s gross operated exploration & production operations and gross operated midstream operations on a consolidated basis, except where otherwise noted or immaterial in scope.
2 Emissions and flared volumes are calculated in accordance with applicable Environmental Protection Agency standards and methodologies and reflect only Matador’s gross operated exploration & production operations.
3 Fresh water is defined as <1,000 mg/L total dissolved solids and includes Matador’s gross operated volumes for hydraulic fracturing and completion operations, as well as estimates for Matador’s other operations.
4 As of April 13, 2026.
2026 Proxy Statement | Matador Resources Company33

SUSTAINABILITY HIGHLIGHTS[1]
EMISSIONS[2]	>65% Reduction in Matador's direct greenhouse gas intensity from 2019 to 2025	>90% Reduction in Matador's methane intensity from 2019 to 2025
WATER MANAGEMENT	>95% of total water consumed in 2025 was non-fresh water[3]	>70% of total hydraulic fracturing fluid volume in 2025 was recycled produced water
PIPELINE TRANSPORTATION	97% of operated produced oil barrels transported by pipeline in 2025	99% of operated produced water barrels transported by pipeline in 2025
SAFETY & WORKFORCE	0.44 Employee lost time incidents per 200,000 employee man-hours in 2025	56 Approximate average hours of continuing education per employee in 2025
SHAREHOLDER ALIGNMENT	5.9% of common stock held by directors and executive officers[4]	>95% of Matador employees participating in Employee Stock Purchase Plan (ESPP) in 2025
SKILLED, ENGAGED BOARD
•We continually assess whether our Board's composition appropriately relates to
Matador's current and evolving strategic needs.
•This extensive vetting process has yielded experienced and skilled directors who are dedicated to Matador and do not serve on any other public company boards.

INDEPENDENT OVERSIGHT
•Eight of our ten directors are classified as independent according to SEC rules and
NYSE listing standards.
•Our lead independent director serves as a liaison between the Chairman of the Board and the independent directors and fulfills other duties as set forth in our Corporate
Governance Guidelines.

CANDID BOARD EVALUATIONS
•Our Board and committees conduct annual evaluations of the Board, its committees and directors, including self-evaluations.
•Our directors provide feedback on Board and committee effectiveness, including areas such as Board composition.

34Matador Resources Company | 2026 Proxy Statement
Shareholder Engagement
At Matador, we seek to maintain strong, transparent relationships with our investors. In 2025, consistent with Matador's regular practice, members of our Board and management team had conversations with investors on a variety of topics, including our business, strategy, operational innovations, Company performance, executive compensation, risk management and corporate governance matters. As a result of these engagement efforts, we met or reached out to shareholders representing more than an estimated 75% of the outstanding shares of our Common Stock (excluding shares held by our executive officers and directors) as of December 31, 2025. In addition, members of our management team attended 16 investor conferences, hosted nine roadshows and participated in various investor presentation events and calls. Seven conferences or roadshows were attended for either the first time or first time in several years. In total, we hosted over 125 meetings in 2025 and met with over 200 investment professionals.
Feedback from these conversations was shared with the full Board and served as a valuable input to our corporate practices. We appreciate the relationship building and insights into investors' priorities that result from cultivating these open dialogues and remain committed to engaging shareholders regularly.

SHAREHOLDER ENGAGEMENT IN 2025 (excluding shares held by our executive officers and directors)
We contacted shareholders representing	We met with shareholders representing	We met with shareholders representing
>75% of shares outstanding	>50% of shares outstanding	>70% of our top 50 shareholders
Communications with Directors
The Board has established a process to receive communications from shareholders and other interested parties by mail.
Shareholders and other interested parties may contact any member of the Board, any Board committee or the entire
Board. To communicate with the Board, any individual director or any committee, correspondence should be addressed to
“c/o Corporate Secretary” at One Lincoln Centre, 5400 LBJ Freeway, Suite 1500, Dallas, Texas 75240. Shareholders
should mark the envelope containing any such communication as “Shareholder Communication with Directors” and clearly identify the intended recipient or recipients of the communication. The Corporate Secretary will review and forward correspondence to the appropriate person or persons as expeditiously as reasonably practicable. However, any such communication will not be forwarded if it does not fall within the scope of matters generally considered by the Board or otherwise fails to comply with the requirements of any applicable policy adopted by the Board relating to the subject matter of communications.
Any communications to the Company from one of the Company’s officers or directors will not be considered “shareholder communications.” Communications to the Company from one of the Company’s employees or agents will only be considered “shareholder communications” if they are made solely in such employee’s or agent’s capacity as a shareholder. Any shareholder proposal submitted pursuant to Rule 14a-8 promulgated under the Exchange Act will not be viewed as “shareholder communications.”
2026 Proxy Statement | Matador Resources Company35
Strategic Planning and Compensation Committee Interlocks and Insider Participation
Ms. Ehrman and Messrs. Baribault, Baty, Parker and Stewart served on the Compensation Committee during 2025. None of these individuals is or was previously one of our officers or employees. None of our executive officers serve on the board of directors or compensation committee of a company that has an executive officer that serves on our Board or the
Compensation Committee. No member of our Board serves as an executive officer of a company in which one of our executive officers serves as a member of the board of directors or compensation committee of that company. There were no compensation committee interlocks during 2025. Mr. Baribault’s sister-in-law was an employee of the Company during
2025.
Executive Officers and Other Senior Officers of the Company
The following table sets forth the names, ages and positions of our executive officers and certain of our other senior officers at April 28, 2026:

Name	Age	Positions Held With Us
Executive Officers
Joseph Wm. Foran	73	Chairman of the Board and Chief Executive Officer
Van H. Singleton, II	48	Co-President—Land, Acquisitions & Divestitures and Planning
Bryan A. Erman	48	Co-President, Chief Legal Officer and Head of M&A, Corporate Secretary
Christopher P. Calvert	47	Executive Vice President and Chief Financial Officer
W. Thomas Elsener	41	Executive Vice President—Reservoir Engineering and Senior Asset Manager
Glenn W. Stetson	41	Executive Vice President and Chief Operating Officer
Other Senior Officers
Ricky F. Alexander	64	Executive Vice President—Measurement
Jordan M. Ellington	34	Executive Vice President—Personnel and Asset Manager
Jonathan J. Filbert	39	Executive Vice President—Land
Michael D. Frenzel	44	Executive Vice President and Treasurer
M. Cliff Humphreys	36	Executive Vice President and Deputy Chief Operating Officer
Anton L. Langland	54	Executive Vice President—Marketing
Andrew D. Parker	44	Executive Vice President of Geosciences
Joshua D. Passauer	40	Executive Vice President—Drilling
Brian J. Willey	49	Executive Vice President—Midstream
36Matador Resources Company | 2026 Proxy Statement
The following biographies describe the business experience of our executive officers and the senior officers listed above.
Each officer serves at the discretion of our Board. There are no family relationships among any of our executive officers.
Executive Officers

Mr. Joseph Wm. Foran
Chairman of the Board and Chief Executive Officer	Please see the biography of Mr. Foran on page 14 of this Proxy Statement.
Mr. Van H. Singleton, II
Co-President—Land, Acquisitions & Divestitures and Planning
Mr. Singleton joined Matador Resources Company in August 2007 as a Landman and was promoted to Senior Staff Landman in 2009 and then to General Land Manager in 2011. In September 2013,
Mr. Singleton became Vice President of Land, and he was promoted to Executive Vice President of
Land in February 2015. He became the Company’s President—Land, Acquisitions & Divestitures and
Planning in March 2022. Prior to joining Matador, Mr. Singleton founded and was President of
VanBrannon and Associates, LLC and Southern Escrow and Title of Mississippi, LLC from 1998 to
2003, which provided full-spectrum land title work and title insurance in Mississippi, Louisiana,
Texas and Arkansas. From 2003 until joining Matador in 2007, he served as general manager of his family’s real estate brokerage in Houston, Texas. Mr. Singleton received a Bachelor of Arts degree from the University of Mississippi in 2000. He is an active member of the American Association of
Professional Landmen, the New Mexico Landman Association, the Permian Basin Landman
Association and the Dallas Association of Petroleum Landmen.

Mr. Bryan A. Erman
Co-President, Chief Legal Officer and Head of M&A, Corporate Secretary
Mr. Erman joined Matador Resources Company in January 2016 as its Co-General Counsel. In
August 2016, Mr. Erman was promoted to Vice President and Co-General Counsel. He became
Senior Vice President and Co-General Counsel in July 2018. In March 2022, Mr. Erman became
Senior Vice President and General Counsel and in October 2022, Mr. Erman was promoted to
Executive Vice President and General Counsel and Head of M&A. In June 2025, Mr. Erman was
promoted to Co-President, Chief Legal Officer and Head of M&A. Prior to joining Matador, Mr.
Erman was a Partner at Carrington, Coleman, Sloman & Blumenthal, L.L.P. in Dallas, having joined the firm in 2010. From 2003 to 2010, he was an associate in the Dallas and Washington, D.C. offices of Baker Botts L.L.P. Mr. Erman’s practice focused on litigation matters, including oil and natural gas, securities and other commercial litigation, as well as corporate governance matters. Before attending law school, Mr. Erman worked for Oklahoma Governor Frank Keating. Mr. Erman received a Bachelor of Arts degree in Political Science in 1999 from the University of Oklahoma. He received his law degree in 2003 from Southern Methodist University Dedman School of Law, where he graduated cum laude and was a Hatton W. Sumners Scholar, a member of the Order of the Coif and an Articles Editor on the SMU Law Review.  He is a member of the Board of Directors of the New
Mexico Oil and Gas Association.

2026 Proxy Statement | Matador Resources Company37

Mr. Christopher P. Calvert
Executive Vice President and Chief Financial Officer
Mr. Calvert joined Matador Resources Company in October 2014 as a Senior Completions Engineer.
In July 2018, he was named Vice President of Completions for the Company, and he was promoted to Senior Vice President—Operations in October 2019. Mr. Calvert was promoted to Senior Vice
President and Co-Chief Operating Officer in April 2022. In February 2023, Mr. Calvert was promoted to Executive Vice President and Co-Chief Operating Officer. In April 2024, Mr. Calvert was promoted to Executive Vice President and Chief Operating Officer. In April 2026, Mr. Calvert became Executive
Vice President and Chief Financial Officer. Prior to joining Matador, Mr. Calvert worked as a Staff
Reservoir Engineer in Chesapeake Energy Corporation’s South Texas—Eagle Ford group focusing on acquisition and development ("A&D") evaluations and production and completions optimization. At
Chesapeake, Mr. Calvert also held roles as a Senior Asset Manager responsible for completions and operations in the Niobrara Shale, a Senior Completions Engineer responsible for Bakken/Three
Forks development and a Senior Operations Engineer focused on production and facility optimization on the Texas Gulf Coast. Prior to Chesapeake, Mr. Calvert worked as an Operations
Engineer for Williams Production Company. In addition to his oil and natural gas industry experience, Mr. Calvert has worked in corporate financial controls as an internal Sarbanes-Oxley compliance auditor. Mr. Calvert received Bachelor of Science degrees in Finance and Petroleum
Engineering from the University of Wyoming in 2002 and 2008, respectively. He is a member of the
Society of Petroleum Engineers.

Mr. W. Thomas Elsener
Executive Vice President—Reservoir Engineering and Senior Asset Manager
Mr. Elsener joined Matador Resources Company in April 2013 as an Engineer. In June 2017, he was
promoted to Vice President—Engineering and Asset Manager, and he was promoted to Senior Vice
President—Reservoir Engineering and Senior Asset Manager in October 2019. Mr. Elsener was
named Executive Vice President—Reservoir Engineering and Senior Asset Manager in April 2022.
Prior to joining Matador, Mr. Elsener served in various engineering roles at Encana Oil & Gas (USA)
in Dallas, Texas from 2007 to 2013, including reservoir, completions, drilling, business development and new ventures. While at Encana, Mr. Elsener was involved with the exploration and development of assets in the Barnett shale, Deep Bossier, Haynesville shale and other new domestic ventures. Mr. Elsener received a Bachelor of Science degree in Petroleum Engineering from Texas A&M University in 2007. He is a member of the Society of Petroleum Engineers.

Mr. Glenn W. Stetson
Executive Vice President and Chief Operating Officer
Mr. Stetson joined Matador Resources Company in August 2014 as a Production Engineer, and in
July 2015, he was promoted to Asset Manager. Mr. Stetson was promoted to the role of Vice
President and Asset Manager in July 2018 and to Senior Vice President of Production and Asset
Manager in October 2019. Mr. Stetson was promoted to the role of Executive Vice President—
Production in April 2022. In April 2026, Mr. Stetson became Executive Vice President and Chief
Operating Officer. Prior to joining Matador, Mr. Stetson worked at Chesapeake Energy Corporation from 2008 to 2014, holding multiple positions in both the production and completions departments. Most of his time at Chesapeake was spent in the Barnett shale in North Texas, although he also spent some time working in northern Pennsylvania managing the northeast portion of Chesapeake’s Marcellus shale operated production. Mr. Stetson graduated Cum Laude from Oklahoma State University in 2007, receiving a Bachelor of Science degree in Mechanical
Engineering Technology. Mr. Stetson is a Licensed Professional Engineer in the State of Oklahoma.

38Matador Resources Company | 2026 Proxy Statement

Other Senior Officers
Mr. Ricky F. Alexander
Executive Vice President— Measurement
Mr. Alexander joined Matador Resources Company in 2016 as Measurement Manager. He was
promoted to Vice President of Measurement in 2020, Senior Vice President in 2022, and to his
current role as Executive Vice President in 2025. Mr. Alexander and his staff are responsible for
Matador’s oil, water, and gas measurement, SCADA/Automation, and production accounting.
Previously, Mr. Alexander worked for Unit Petroleum Company, based in Tulsa, Oklahoma, as
Measurement Manager, having joined in 2006. He and his staff were responsible for gas measurement and SCADA in their core areas of Oklahoma and Texas. From 2004 to 2006, Mr.
Alexander served as an Account Executive for Bristol Babcock/Emerson and, from 2003 to 2004, as
Manager of Business Development for EMS Pipeline Services. From 2000 to 2002, Mr. Alexander
served as the Manager of Technical Services for CMS Field Services. Beginning his career in the oil and gas industry in 1980, Mr. Alexander worked in various roles of oil and gas field operations for
Transok Inc., BP, and Wright’s Well Service from 1980 until 2000. He earned a Bachelor of Science
Business Administration degree from Southern Nazarene University in 2016.

Mr. Jordan M. Ellington
Executive Vice President—Personnel and Asset Manager
Mr. Ellington joined Matador Resources Company in November 2018 as a Drilling Engineer. In
October 2019, Mr. Ellington was promoted to Senior Drilling Engineer and MaxOps Coordinator. He
was promoted to Vice President and Asset Manager in April 2021, and then to Senior Vice Present and Asset Manager in February 2023. Mr. Ellington was promoted to the role of Executive Vice
President and Asset Manager in February 2024 and Executive Vice President – Personnel and Asset
Manager in June 2025. Prior to joining Matador, Mr. Ellington worked for Chevron from 2014 to
2018 in various roles within the drilling and completions department. Most of his time at Chevron was spent focusing on operations and the execution of major capital projects and exploration and appraisal wells in the Deepwater Gulf of Mexico. Mr. Ellington graduated summa cum laude from
Texas A&M University in 2014, receiving a Bachelor of Science degree in Mechanical Engineering.
He is an active member of the Society of Petroleum Engineers and American Association of Drilling
Engineers.

Mr. Jonathan J. Filbert
Executive Vice President—Land
Mr. Filbert joined Matador Resources Company in February 2013 as a Senior Staff Landman. In April
2015, he was promoted to General Land Manager, and in December 2017, he was promoted to
General Land Manager and Director of Acquisitions. Mr. Filbert was promoted to the role of Vice
President of Land in July 2018 and to Senior Vice President—Land in October 2020. Mr. Filbert was
promoted to his current role of Executive Vice President—Land in October 2023. Prior to joining
Matador, Mr. Filbert worked as a landman at Chesapeake Energy Corporation from 2010 to 2013.
Most of his time at Chesapeake was spent working with the new ventures team on their Utica and
Marcellus shale assets in Ohio and northern Pennsylvania. Mr. Filbert graduated from the University of Oklahoma in 2010, receiving a Bachelor of Business Administration degree in Energy
Management and Finance. He is an active member of the American Association of Professional
Landmen, the New Mexico Landman Association, the Permian Basin Landman Association and the
Dallas Association of Petroleum Landmen.

2026 Proxy Statement | Matador Resources Company39

Mr. Michael D. Frenzel
Executive Vice President and Treasurer
Mr. Frenzel was named Executive Vice President and Treasurer in April 2022. Mr. Frenzel’s
responsibilities include treasury, financial planning and forecasting, budgeting, capital markets, hedging, financial reporting and investor relations, and he has served as an officer for San Mateo,
Matador’s midstream joint venture, since San Mateo’s formation in 2017. In March 2022, Matador’s
Board and CEO asked Mr. Frenzel to act as the Company’s principal financial officer until a new CFO was appointed in February 2023. Mr. Frenzel first worked for Matador’s predecessor company,
Matador Petroleum Corporation, as an intern in the summers of 2000, 2001 and 2002. From 2006 to 2010, Mr. Frenzel worked as a Senior Financial Analyst before leaving to obtain his Masters of
Business Administration degree in 2010 from Duke University’s Fuqua School of Business. Mr.
Frenzel rejoined Matador in 2013 as its Senior Strategy and Financial Analyst and Assistant
Treasurer and was promoted to Finance Director and Assistant Treasurer in January 2017. In August
2018, Mr. Frenzel was promoted to Vice President and Treasurer. Mr. Frenzel was promoted to
Senior Vice President and Treasurer in October 2020. Before rejoining Matador in 2013, Mr. Frenzel worked as an Investment Associate for Hamm Capital, LLC and as a Financial Analyst and Assistant
to the CEO at Continental Resources. In addition to his energy industry experience, Mr. Frenzel also has consulting experience with Deloitte Consulting LLP. Mr. Frenzel graduated summa cum laude from Vanderbilt University in 2004, receiving a Bachelor of Arts degree in Economics and
Mathematics, and earned the designation of Fuqua Scholar while receiving a Master of Business
Administration degree from Duke University’s Fuqua School of Business in 2012.

Mr. M. Cliff Humphreys
Executive Vice President and Deputy Chief Operating Officer
Mr. Humphreys joined Matador Resources Company in March 2014 as a Completions Engineer. In
December 2018, Mr. Humphreys was promoted to Area Completions Manager. He was promoted to
Vice President—Completions in October 2019, and then to Senior Vice President—Completions in
April 2022. Mr. Humphreys was promoted to Executive Vice President— Completions in October
2023. In April 2026, Mr. Humphreys became Executive Vice President and Deputy Chief Operating
Officer. Prior to joining Matador, Mr. Humphreys was an Engineer for Encana Oil & Gas (USA),
primarily assisting with hydraulic fracturing operations in the company’s East Texas and Louisiana developments. In his time at Matador, Mr. Humphreys has overseen completion operations in both the Delaware Basin and Eagle Ford assets and has directed the company’s efforts in recycling produced water for completion operations. Mr. Humphreys received a Bachelor of Science degree in Mechanical Engineering from The University of Texas at Austin in 2013. He is an active member of the Society of Petroleum Engineers and American Association of Drilling Engineers, and serves on the scholarship selection committee for the Wichita Falls Area Community Foundation.

Mr. Anton L. Langland
Executive Vice President—Marketing
Mr. Langland joined Matador Resources Company in July of 2015 as its Senior Marketing Manager.
In June of 2019, he was promoted to the role of Vice President of Marketing and then to Senior Vice
President of Marketing in April 2022. Mr. Langland was promoted to his current role of Executive
Vice President – Marketing in June of 2025. Prior to joining Matador, Mr. Langland was active in natural gas trading with a tenure at Koch Supply & Trading and Calpine. He also worked for Regency
Gas Services where he optimized the company’s midstream assets. His background includes leading high-performance teams, developing innovative marketing strategies, and navigating complex market dynamics to maximize profitability in the oil and gas sector. Mr. Langland received a
Bachelor of Science degree in Accounting from the University of Central Oklahoma in 1995 and passed the Certified Professional Accounting Exam in Texas.

40Matador Resources Company | 2026 Proxy Statement

Mr. Andrew D. Parker
Executive Vice President of Geosciences
Mr. Parker joined Matador in November 2016 as a Senior Geologist and served as an area geology manager for assets in southeast New Mexico. In October 2019, he was promoted to Vice President of Geology, and then to Senior Vice President of Geosciences in February 2023. Mr. Parker was
promoted to Executive Vice President of Geosciences in February 2026. Prior to joining Matador,
Mr. Parker worked as a Senior Geologist at Whiting Petroleum. During his tenure at Whiting, he focused on enhanced oil recovery efforts at the North Ward-Estes field in West Texas, as well as exploration in the southern Delaware Basin and Central Basin Platform of the Permian Basin. Mr.
Parker received a Bachelor of Science degree in Geology from the University of Texas at Arlington in
2007. He is an active member of the American Association of Petroleum Geologists.

Mr. Joshua D. Passauer
Executive Vice President—Drilling
Mr. Passauer joined Matador Resources Company in January 2012 as a Drilling Engineer. In his
initial role at Matador, he managed drilling rigs in the Eagle Ford and Austin Chalk plays. In 2013, he was part of Matador’s transition to the Delaware basin. In January 2017, he was promoted to Area
Drilling Manager. In July 2018 he was promoted to Vice President of Drilling and then to Senior Vice
President of Drilling in April 2022. He also had the opportunity to work alongside management in creating the MAXCOM team, including overseeing the technology and layout components of the
MAXCOM room. Mr. Passauer was promoted to his current role of Executive Vice President—
Drilling in October 2023. Prior to joining Matador, Mr. Passauer was an Advanced Services Engineer
with Schlumberger from 2010 to 2012, working in-house with Exco Resources in their drilling group.
While at Exco, he partnered with a team to create an innovative horizontal drill bit design that optimized the most important portion of a horizontal well. This unique bit design won an innovation award from British Gas, and he was honored to receive that award in London. He also co-authored an associated article that was published in Oilfield Technology magazine. Prior to Schlumberger, Mr.
Passauer worked for Smith International in-house with Samson in Tulsa, Oklahoma. He began his career in the oil and gas business in Midland, TX, spending two years in a field role with Smith. This role with Smith gave him valuable field experience as he was able to visit a wide array of drilling rigs throughout the Delaware and Midland basins. Mr. Passauer graduated from Baylor University in
2006 with a Bachelor of Science degree in Mechanical Engineering and a minor in mathematics. He is an active member of the Society of Petroleum Engineers and the American Association of Drilling
Engineers.

2026 Proxy Statement | Matador Resources Company41

Mr. Brian J. Willey
Executive Vice President— Midstream
Mr. Willey joined Matador Resources Company in February 2014 as its Deputy General Counsel. In
January 2016, Mr. Willey was appointed as Co-General Counsel, and in August 2016, he was promoted to Vice President and Co-General Counsel. Mr. Willey became Senior Vice President and
Co-General Counsel in July 2018, and in March 2022, he was promoted to President of San Mateo and Senior Vice President, President and General Counsel of Midstream. In October 2022, Mr.
Willey was promoted to President and General Counsel of Midstream Operations and Executive
Vice President. In February 2023, Mr. Willey was promoted to Executive Vice President and Chief
Financial Officer. In June 2025, Mr. Willey was promoted to Executive Vice President – Midstream and Executive Vice President, Chief Administrative Officer and Chief Legal Officer of San Mateo.
Prior to joining Matador, Mr. Willey was an attorney with Dean Foods Company where he most recently served as Vice President, Chief Counsel – Corporate. Before Dean Foods, Mr. Willey served as a senior associate in the Dallas office of Baker Botts L.L.P. Mr. Willey’s practice focused on corporate matters, including mergers and acquisitions, public and private securities offerings, venture capital transactions and SEC compliance matters as well as board of director and corporate governance matters. Mr. Willey received a Bachelor of Science degree in Accounting in 2002 from
Brigham Young University. He received his law degree in 2005 from The University of Texas School of Law, where he graduated with High Honors and was a member of the Order of the Coif in addition to being named a Chancellor and an Associate Editor on the Texas Law Review. Mr. Willey
also served a church mission in the Philippines from 1995 to 1997.

42Matador Resources Company | 2026 Proxy Statement
PROPOSAL 2
PROPOSAL 2 | ADVISORY VOTE TO APPROVE NAMED EXECUTIVE
OFFICER COMPENSATION
In accordance with the requirements of Section 14A of the Exchange Act, the Company seeks a non-binding advisory vote from its shareholders to approve the compensation of its Named Executive Officers (as defined below) as described in this
Proxy Statement.
We believe the Company’s future success and ability to create long-term value for our shareholders depends on our ability to attract, retain and motivate highly qualified individuals in the oil and natural gas industry. Additionally, we believe that our success also depends on the continued contributions of our Named Executive Officers. The Company’s compensation system plays a significant role in its ability to attract, motivate and retain a high-quality workforce. As described in the
Compensation Discussion and Analysis (the "CD&A"), the Company’s compensation program for Named Executive
Officers is designed to reward, in both the short term and the long term, performance that contributes to the implementation of our business strategies, maintenance of our culture and values and achievement of our objectives.
This proposal provides shareholders the opportunity to endorse or not endorse the Company’s executive compensation program through approval of the following resolution:
“Resolved, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item
402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and related narrative discussion, is hereby approved.”
The above-referenced CD&A and accompanying disclosures appear on pages 47-66 of this Proxy Statement.
Because this is an advisory vote, it will not be binding upon the Board. However, the Compensation Committee and the Independent Board will take into account the outcome of the vote when considering future executive compensation arrangements.
Vote Required
The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve this resolution on a non-binding advisory basis. If you hold your shares through a broker and you do not instruct the broker how to vote, your broker will not have the authority to vote your shares. Abstentions will have the effect as a vote cast against the proposal. Broker non-votes will be counted as present for purposes of determining the presence of a quorum but will have no effect upon the outcome of the vote.
During our 2024 Annual Meeting of Shareholders, our shareholders approved a non-binding, advisory proposal to hold advisory votes to approve our executive compensation every year. In consideration of the results of this advisory vote, the
Board has maintained its policy of providing for annual advisory votes to approve executive compensation. Unless the
Board modifies its current policy, the next advisory vote to approve executive compensation following this vote will be held at our 2027 Annual Meeting of Shareholders.
The Board of Directors recommends that you vote FOR approval of this resolution.
2026 Proxy Statement | Matador Resources Company43
PROPOSAL 3 | RATIFICATION OF THE APPOINTMENT OF KPMG
LLP
The Audit Committee has appointed KPMG LLP (“KPMG”) as the independent registered public accounting firm of the Company for the year ending December 31, 2026, and the Board has directed that such appointment be submitted to our shareholders for ratification at the Annual Meeting.
The Audit Committee concluded that KPMG’s provision of non-audit services, such as tax services, does not compromise KPMG’s independence.
If the shareholders do not ratify the appointment of KPMG, the Audit Committee will consider whether to engage a different independent registered public accounting firm but will not be obligated to do so.
The Company has been advised that representatives of KPMG will be present at the Annual Meeting and will be available to respond to appropriate questions and make a statement if they desire to do so.
Fees of Independent Registered Public Accounting Firm for Fiscal Years 2025 and 2024
The following table presents fees for professional audit services rendered by KPMG for the audit of the Company’s annual financial statements for the years ended December 31, 2025 and 2024, and fees for other services rendered by KPMG during those periods:

	2025	2024
Audit fees	$2,185,000	$2,750,000
Audit-related fees	$55,000	$55,000
Tax fees	$147,000	$560,000
All other fees	—	—
Total	$2,387,000	$3,365,000
Services rendered by KPMG in connection with the fees presented above were as follows:
Audit Fees
Audit fees for fiscal years 2025 and 2024 consisted of fees associated with the audit of the Company’s consolidated financial statements, including the audit of the effectiveness of the Company’s internal control over financial reporting, required reviews of our quarterly condensed consolidated financial statements and consultation on significant accounting matters. Audit fees also included fees paid to KPMG by San Mateo for the audit of its 2025 and 2024 financial statements.
Audit-Related Fees
Audit-related fees for fiscal years 2025 and 2024 related to fees for assurance and related services for subsidiary audits that are not included in the audit fees listed above.
Tax Fees
Tax fees for fiscal years 2025 and 2024 related to permitted tax planning services.
All Other Fees
We did not incur any other fees in 2025 or 2024.
The Audit Committee pre-approves all audit and permissible non-audit services provided by KPMG. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has authorized the chair of the Audit Committee to pre-approve audit and permissible non-audit services provided by
44Matador Resources Company | 2026 Proxy Statement
KPMG up to $750,000. Pursuant to this delegation, the decisions of the chair must be presented to the Audit
Committee at its next meeting.
Report of the Audit Committee
We are a standing committee comprised of independent directors as currently defined by SEC regulations and the applicable listing standards of the NYSE. The Board has determined that at least one of the members of the Audit
Committee is an “audit committee financial expert” as defined by applicable SEC rules and regulations. We operate under a written charter adopted by the Board. A copy of the charter is available free of charge on the Company’s website at www.matadorresources.com under “Investor Relations—Corporate Governance.”
We annually select the Company’s independent registered public accounting firm. If the shareholders do not ratify the appointment of KPMG at the Annual Meeting, the Audit Committee will consider whether to engage a different independent registered public accounting firm but will not be obligated to do so.
Management is responsible for the Company’s internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and the effectiveness of the Company's internal control over financial reporting in accordance with the standards of the United States Public Company Accounting Oversight Board (the “PCAOB”)
and issuing a report thereon. As provided in our charter, our responsibilities include the monitoring and oversight of these processes.
Consistent with our charter responsibilities, we have met and held discussions with management and the independent registered public accounting firm. In this context, management and the independent registered public accounting firm represented to us that the Company’s consolidated financial statements for the fiscal year ended
December 31, 2025 were prepared in accordance with U.S. generally accepted accounting principles. We reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm and discussed with the independent registered public accounting firm matters required to be discussed by the applicable requirements of the PCAOB and the SEC.
The Company’s independent registered public accounting firm has also provided to us the written disclosures and communications required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee, and we discussed with the independent registered public accounting firm that firm’s independence.
Based upon our reviews and discussions with management and the independent registered public accounting firm and our review of the representation of management and the report of the independent registered public accounting firm to the Audit Committee, we recommended that the Board include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC.
Audit Committee,
William M. Byerley, Chair
Reynald A. Baribault
Paul W. Harvey
Timothy E. Parker
Kenneth L. Stewart
Susan M. Ward
2026 Proxy Statement | Matador Resources Company45
Vote Required
The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the ratification of the appointment of KPMG as the Company’s independent registered public accounting firm for the year ending December 31, 2026. If the shareholders do not ratify the appointment of KPMG, the Audit Committee will consider whether to engage a different independent registered public accounting firm but will not be obligated to do so. Abstentions will have the effect as a vote cast against the proposal.
The Board of Directors recommends that you vote FOR the ratification of the appointment of KPMG as the Company’s independent registered public accounting firm for the year ending December 31, 2026.
46Matador Resources Company | 2026 Proxy Statement
Dear Fellow Shareholders,
On behalf of the Board of Directors and the Compensation Committee, thank you for your continued support of Matador
Resources Company and for the confidence you place in our leadership.
In 2025, Matador built on its operational momentum while further strengthening its financial position and increasing returns to shareholders. We delivered record production of approximately 207,000 barrels of oil equivalent per day, representing over 20% growth year-over-year, and generated net income of $759.2 million and record Adjusted EBITDA (a non-GAAP financial measure) of $2.3 billion. These results were driven by continued execution in the Delaware Basin, including improved well performance, with estimated ultimate recoveries increasing approximately 24% year-over-year, and ongoing efficiency gains, including a 7% year-over-year reduction in cost per completed lateral foot.
At the same time, our executive team continued the Company’s focus on capital allocation and financial flexibility. We generated free cash flow in each quarter of 2025, increased our fixed dividend by 50% during the year and repurchased approximately 1.35 million shares. We also reduced borrowings under our revolving credit facility by approximately $200 million, ending the year with a leverage ratio of approximately 1.1x. In addition, we continued to benefit from our integrated midstream platform, including strong performance at San Mateo, which generated $207.2 million of net income and
$294.1 million of Adjusted EBITDA, and enhanced market access through strategic initiatives such as the Hugh Brinson transportation agreement with Energy Transfer.
We also strengthened the foundation for long-term growth by expanding and replenishing our high-quality inventory in the
Delaware Basin, resulting in a 9% year-over-year increase in our estimated total proved reserves, which were approximately 667.0 million BOE as of December 31, 2025. The increase to our reserves—approximately 98% of which was organic in 2025—represents a reserve replacement ratio of 173%. In addition to our organic growth, we acquired approximately 17,500 net acres through 690 transactions during the year, effectively replacing the locations developed in
2025. Finally, our directors and executive officers remain aligned with shareholders and have collectively made over 100 purchases and zero sales of our stock in the past five years, based on Section 16 filings since April 1, 2021, despite market volatility and challenges in the market and in the industry.
These achievements reflect a high level of coordination across Matador’s leadership team and a consistent focus on execution, efficiency and long-term value creation. The Board of Directors and Compensation Committee remain committed to a “pay for performance” philosophy that directly links executive compensation to Company performance and shareholder value creation. We believe the 2025 compensation outcomes appropriately reflect both the Company’s achievements and the significant contributions of its executive officers.
We appreciate your continued trust and investment in Matador and look forward to building on this success in the years ahead.
Sincerely,

Timothy E. Parker	R. Gaines Baty
Lead Independent Director	Chair, Strategic Planning and Compensation Committee
2026 Proxy Statement | Matador Resources Company47
EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This Compensation Discussion and Analysis, or CD&A, provides a general description of our compensation program and specific information about its various components for the following “Named Executive Officers” or "NEOs" for 2025:
•Joseph Wm. Foran, Chairman of the Board and Chief Executive Officer;
•Van H. Singleton, II, Co-President—Land, Acquisitions & Divestitures and Planning;
•Bryan A. Erman, Co-President, Chief Legal Officer and Head of M&A, Corporate Secretary;
•Robert T. Macalik, Former Executive Vice President and Chief Financial Officer;
•Brian J. Willey, Executive Vice President—Midstream and Former Chief Financial Officer;
•G. Gregg Krug, Former Executive Vice President—Marketing & Midstream Strategy; and
•William D. Lambert, Former Executive Vice President and Chief Financial Officer.
From February of 2023 to June of 2025, Mr. Willey served as Executive Vice President and Chief Financial Officer and as
the Company's principal financial officer. In June of 2025, Mr. Lambert was promoted to Executive Vice President, Chief
Financial Officer and Head of Strategy and assumed the role of principal financial officer and Mr. Willey was promoted to
Executive Vice President—Midstream. Mr. Lambert departed the Company in September of 2025, at which time he was no longer an executive officer of the Company. In September of 2025, Mr. Macalik was promoted to Executive Vice
President and Chief Financial Officer and assumed the role of principal financial officer from Mr. Lambert. In February of
2026, Mr. Krug retired from his position with the Company and agreed to serve as a Special Advisor to the Chief Executive
Officer and Executive Committee through December 31, 2026. In April of 2026, Mr. Macalik ceased serving as Executive
Vice President and Chief Financial Officer, at which time he was no longer an executive officer of the Company, and Mr.
Calvert was promoted to Executive Vice President and Chief Financial Officer and assumed the role of principal financial officer from Mr. Macalik.
2025 Highlights
Thanks to the continued dedication of our Board, executive officers and staff, Matador achieved another outstanding year in 2025. Highlights of the year included record operational and financial results, record proved oil and natural gas reserves, a growing Delaware Basin acreage position and a fixed dividend that increased twice in 2025.
Record Operational and Financial Results
For the year ended December 31, 2025, we achieved record oil, natural gas and average daily oil and natural gas equivalent production. In 2025, we produced 43.7 million Bbl of oil, an increase of 20%, as compared to 36.5 million Bbl of oil produced in 2024. We also produced 191.3 Bcf of natural gas, an increase of 23% from 155.8 Bcf of natural gas produced in 2024. Our average daily oil and natural gas equivalent production for the year ended December 31, 2025 was 207,070 BOE per day, including 119,723 Bbl of oil per day and 524.1 MMcf of natural gas per day, an increase of
21%, as compared to 170,751 BOE per day, including 99,808 Bbl of oil per day and 425.7 MMcf of natural gas per day, for the year ended December 31, 2024. The increase in oil and natural gas production was primarily attributable to our ongoing delineation and development drilling activities in the Delaware Basin throughout 2025, which offset our declining production in the Eagle Ford shale in South Texas that was divested in the first quarter of 2025. Oil production comprised
58% of our total oil and natural gas production (using a conversion ratio of one Bbl of oil per six thousand cubic feet of natural gas) for each of the years ended December 31, 2025 and 2024. The charts below show the five-year growth experienced by both our exploration and production business and our midstream business.
48Matador Resources Company | 2026 Proxy Statement

TOTAL OIL EQUIVALENT PRODUCTION	TOTAL PROVED OIL	THIRD-PARTY MIDSTREAM SERVICES
(MMBOE)	EQUIVALENT RESERVES (MMBOE)	REVENUES ($ millions)
During 2025, we achieved several operational highlights in the Delaware Basin. These highlights included:
•improved well performance and cost efficiencies through large-scale batch developments. For example, during the second half of 2025, we turned to sales a 17-well batch development, one of the largest developments in our history, on our John Callahan unit in the Antelope Ridge asset area in Lea County, New Mexico, targeting multiple horizons in the Bone Springs and Wolfcamp formations;
•reduced drilling and completion costs per completed lateral foot, including increased efficiencies and capital savings through the continued use of "simul-frac" and "trimul-frac" operations;
•continued drilling of longer laterals, with average completed lateral length for operated wells turned to sales in 2025 of approximately 10,400 feet; and
•D/C/E capital expenditures for 2025 of $1.53 billion, which was within our estimated range for 2025 D/C/E capital expenditures of $1.47 to $1.55 billion, as provided on October 21, 2025.
During 2025, we also achieved several significant and important capital resources and financial objectives, which included:
•the generation of free cash flow in all four quarters of 2025;
2026 Proxy Statement | Matador Resources Company49
•the amendment of our dividend policy two times during 2025, pursuant to which we increased the quarterly cash dividend from $0.25 per share of Common Stock in the fourth quarter of 2024 to $0.375 per share of Common Stock;
•the receipt of $136.7 million in cash distributions from San Mateo and $13.0 million in performance incentives directly from Five Point;
•the implementation in April 2025 of the Share Repurchase Program authorizing the repurchase of up to $400.0 million of Common Stock, and the purchase of 1,351,328 shares of Common Stock under the Share Repurchase Program in
2025 at a weighted average price of $41.31 per share of Common Stock for a total cost of $55.8 million;
•the amendment of the San Mateo Credit Facility in December 2025 to increase the lender commitments from $850.0 million to $1.10 billion, and to amend the accordion feature to provide for potential increases in lender commitments of up to $1.35 billion; and
•an upgrade to our long-term issuer default rating by Fitch Ratings from ‘BB-’ to ‘BB’.

Historical Annualized Dividend
Dividend Per Share
$1.60
$1.50
$1.40
$1.30
$1.20
$1.10
$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$—
$0.10
$0.20
$0.40
$0.60
$0.80
$1.00
$1.25
$1.50
Q1 2021
Q4 2021
Q3 2022
Q1 2023
Q4 2023
Q4 2024
Q1 2025
Q4 2025

Environmental and Safety Highlights
During 2025, we also executed in key environmental and safety-related performance areas. Among other items, our environmental and safety achievements included the following:
•A low rate of per-barrel emissions, including the substantial reduction in direct greenhouse gas emissions intensity from 2019 levels; the significant use of non-fresh water, including recycled water; and a high percentage of oil and water transportation by pipeline.
•A conscientious safety record, including 0.44 employee lost time incidents per 200,000 employee man-hours in 2025 and net spill rates of 0.0003% of our oil production and 0.0002% of our water production.
•Approximately 26,800 hours of employee continuing education, equating to approximately 56 hours per employee in
2025, and management’s continued focus on risk management and cybersecurity, including quarterly reports by executive management to the Audit Committee.
50Matador Resources Company | 2026 Proxy Statement
•The publishing of our annual Sustainability Report, which provides Matador’s investors and other interested parties with quantitative metrics for evaluating the Company’s sustainability practices and performance.
Compensation Program Objectives
Our Board has a “pay for performance” philosophy and recognizes the leadership of our executive officers in contributing to the Company’s achievements. Our future success and ability to create long-term value for our shareholders depend on our ability to attract, retain and motivate highly qualified individuals in the oil and natural gas industry. In furtherance of these goals, our executive compensation program is designed to meet the following key objectives:
•to be fair to both the executive and the Company and be competitive with comparable positions at companies in our peer group;
•to attract and retain talented and experienced executives in light of the intense competition for talent in our industry and areas of operation, including from peers and larger industry competitors;
•to align the interests of our executives with the interests of our shareholders and with the performance of our
Company for long-term value creation;
•to provide financial incentives to our executives to achieve our key corporate and individual objectives with an appropriate mix of fixed and variable pay;
•to foster a shared commitment among executives by coordinating their corporate and individual goals; and
•to provide compensation that takes into consideration the education, professional experience, knowledge, commitment and dedication that is specific to each job and the unique qualities each executive possesses.
2026 Proxy Statement | Matador Resources Company51
2025 Say-on-Pay Results
At our 2025 Annual Meeting, support for our executive compensation program remained strong with 94% approval. The
Compensation Committee took this support into account as one of many factors it considered in connection with the discharge of its responsibilities in exercising its judgment in establishing and overseeing our executive compensation arrangements throughout the year, but did not make any changes to our compensation program as a direct result of the
2025 vote.
Compensation Program Best Practices

	What We Do:		What We Don't Do:
✓	We pay for performance—approximately 76% of our CEO’s target total compensation for 2025 was variable and at risk, with approximately 50% performance-based	×	We do not permit hedging of Company stock
✓	We maintain robust stock ownership guidelines for officers	×	We do not provide a gross-up for excise taxes for severance or change in control payments
✓	Our Compensation Committee engages an independent compensation consultant	×	We do not guarantee bonuses
✓	We use competitive benchmarking in setting compensation	×	We do not reprice stock options without shareholder approval
✓	We conduct annual risk assessments of compensation practices	×	We have no defined benefit or supplemental executive retirement plans
✓	We conduct regular shareholder engagement to gather feedback on compensation practices	×	We do not allow pledging of Company stock, except in limited circumstances
✓	We hold an annual say-on-pay vote	×	We do not pay dividends on unvested phantom units, restricted stock units (“RSUs”) or performance stock units (“PSUs”)
✓	We cap PSU payouts at target if absolute total shareholder return is negative	×	We do not pay dividends on unvested restricted stock, which accumulate and only settle once the underlying shares have vested
Elements of 2025 Compensation Program
Our executive compensation program places a considerable amount of an executive’s compensation at risk in the form of incentive or equity-based compensation, which can be variable from year to year. We also seek to provide an appropriate balance between annual incentives and long-term incentives to ensure that each executive is motivated to consider longer-term Company performance over short-term results.
52Matador Resources Company | 2026 Proxy Statement
For 2025, our management compensation program was comprised of the following primary elements:

2025 Element	Key Features	Why We Include This Element
Base Salary	•Fixed level of cash compensation	•Compensates each executive for assigned responsibilities, experience, leadership and expected future contributions
Annual Cash Incentive Payments	•Variable, annual, performance-based cash compensation	•Focuses and motivates management to achieve key corporate and individual objectives •Rewards achievements over the prior year
Phantom Units	•Approximately 50% of target total annual long- term equity award value •Vests ratably in annual installments over three years from grant date •Phantom Units settle in cash
•Directly aligns executive and shareholder
interests by tying the cash received on
settlement to the Company’s stock price
•Retains executives over vesting period
•Cash settlement of Phantom Units avoids
dilution of Common Stock

Performance Stock Units
•Approximately 50% of target total annual long-
term equity award value
•Vests between 0% and 200% of target granted
following a three-year performance period
ending December 31, 2027 based on the
Company’s relative total shareholder return
ranking as compared to our peers
•If absolute total shareholder return is negative,
payout is capped at target (100%)

•Focuses executives on the Company’s long-
term performance as award is tied to the
Company’s total shareholder return relative to
the total shareholder return of its peers over a
three-year performance period
•Settlement in shares of the Company’s stock
increases alignment between executives and
shareholders
•Retains executives over vesting period

Severance and Change of Control Benefits	•Specified severance pay and benefits are provided under each Named Executive Officer’s employment agreement in connection with termination events, including after a change in control
•Provides an incentive for executives to remain
with the Company despite the uncertainties of
a potential or actual change in control
•Provides a measure of financial security in the
event an executive’s employment is
terminated without cause

Other Benefits	•Broad-based 401(k) retirement, employee stock purchase plan and health and welfare benefits offered to all eligible employees	•Provides market competitive benefits •Protects employees against catastrophic loss and encourages a healthy lifestyle
2026 Proxy Statement | Matador Resources Company53
Consistent with our compensation program objectives, we provide our executive officers with a significant portion of their total compensation in the form of variable, rather than fixed, compensation. Importantly, a significant portion of total compensation is also performance-based. The percentages shown below reflect each executive’s 2025 target compensation opportunity determined by the Compensation Committee and the Independent Board and do not reflect actual payments made to the executives for 2025.
2025 CEO Target Compensation
2025 Average Other NEO Target Compensation

Base Salary
24%
Bonus
24%
PSUs
26%
Phantom Units
26%

~50%
Performance-
based
~74% Variable Pay
 ~76% Variable Pay

Base Salary
26%
Bonus
26%
PSUs
24%
Phantom Units
24%

~50%
Performance-
based
Role of the Independent Board, Compensation Committee and Management
The Compensation Committee annually evaluates each of the Company’s executive officers, including Mr. Foran, and recommends to the Independent Board the proposed compensation structure for each of the executives, including salary, equity and non-equity incentive compensation. Based on such recommendations, the Independent Board sets Mr. Foran’s compensation each year. Mr. Foran consults with and provides recommendations to the Compensation Committee and
Independent Board regarding the compensation structure for each of the other Named Executive Officers. Based on the recommendations of the Compensation Committee and Mr. Foran, the Independent Board sets the other Named
Executive Officers’ compensation each year. The members of the Independent Board are independent pursuant to the listing standards of the NYSE and the rules and regulations promulgated by the SEC.
As part of its annual evaluations, the Compensation Committee:
•conducts an analysis of the Company’s annual performance relative to any performance criteria or targets established under the Company's annual cash incentive plan (the "Cash Incentive Plan") and recommends to the Independent
Board the amount of the annual cash incentive award payouts;
•reviews and recommends the form of and number of shares or share-based units to be awarded pursuant to long-
term incentive awards, including vesting terms, performance metrics, performance peer groups and other material provisions of such awards;
•reviews executive officer compensation levels as compared to the Company’s peers;
•reviews and recommends any employment agreement, severance agreement, change in control agreement or provision or separation agreement or amendment thereof; and
•reviews and recommends any deferred compensation arrangement, retirement plan and other benefits and perquisites.
54Matador Resources Company | 2026 Proxy Statement
In addition, the Compensation Committee confirms at least annually that our compensation policies and practices do not encourage unnecessary risk taking and reviews the relationship between risk management, corporate strategy and executive compensation. The Compensation Committee considers, in establishing and reviewing our compensation program, whether the program encourages unnecessary or excessive risk taking and has concluded that it does not and is not reasonably likely to have a material adverse effect on us. Many features of our program reflect sound risk management practices. Base salaries are fixed in amount and thus do not encourage risk taking. While annual cash incentive payments are tied to management’s achievements during the applicable fiscal year, they also take into account multiple performance criteria based on the executive’s individual performance and are within the discretion of the
Independent Board, with payout limits for each participant. Thus, the Compensation Committee believes that our annual cash incentive awards appropriately balance risk and the desire to focus executives on specific short-term goals important to the Company’s success, and that they do not encourage unnecessary or excessive risk taking. In addition, the
Compensation Committee believes that our equity compensation program provides an appropriate balance between the goals of increasing the price of our Common Stock and avoiding potential risks that could threaten our growth and stability due to the fact that the phantom units and PSUs vest over three years and the PSUs vest based on our relative total shareholder return, with an overall payout limit and a further limit if absolute total shareholder return is negative. We also maintain policies prohibiting hedging and pledging of Company securities (except in limited circumstances) and stock ownership guidelines and a clawback policy, which we believe further mitigate the potential for unnecessary or excessive risk taking.
In addition, pursuant to its charter, the Compensation Committee reviews and recommends to the Independent Board any proposals for the adoption, amendment, modification or termination of our incentive compensation, equity-based plans and non-equity based plans.
Role of the Independent Compensation Consultant
The Compensation Committee has engaged Meridian Compensation Partners, LLC ("Meridian") as its independent executive compensation advisory firm. Meridian provides assessments of the competitiveness of the Company’s executive compensation levels and practices relative to relevant executive labor markets and performs other tasks as requested by the Compensation Committee. For 2025, the Compensation Committee assessed the independence of Meridian pursuant to applicable SEC and NYSE rules and concluded that Meridian’s engagement by the Compensation Committee did not raise any conflicts of interest.
Use of Peer Group Market Data
Our independent compensation consultant benchmarks the pay levels of our officers against a group of competitor companies in the oil and natural gas exploration and production sector (the “Benchmarking Peer Group”). In connection with its annual review, in February of 2025, the Compensation Committee and Independent Board adopted the following
Benchmarking Peer Group in 2025, which was used in setting 2025 compensation levels:

APA Resources Corp.	Devon Energy Corp.	Permian Resources Corp.
Chord Energy Corporation	Expand Energy Corp.	Range Resources Corp.
Civitas Resources, Inc.	Magnolia Oil & Gas Corp.	SM Energy Co.
Comstock Resources Corp.	Murphy Oil Corp.	Vital Energy, Inc.
Coterra Energy Inc.	Ovintiv Inc.
In addition to considering companies in the oil and natural gas exploration and production sector, the Compensation
Committee also considered company size characteristics such as assets, enterprise value and market capitalization when approving the Benchmarking Peer Group. The Benchmarking Peer Group also includes certain companies with operations in the Permian Basin that face similar opportunities and challenges that we face. For the 2025 Benchmarking Peer Group, the Compensation Committee removed Marathon Oil Corporation following the announcement of its acquisition by
ConocoPhillips and Diamondback Energy Inc. following its acquisition of Endeavor Energy Resources, L.P., which significantly increased the market capitalization of the company, and added Chord Energy Corporation, Comstock
Resources Corporation, Devon Energy Corporation, Expand Energy Corporation and Range Resources Corporation. As
of February 13, 2025, the Benchmarking Peer Group had a median market capitalization of $8.2 billion, compared to the
2026 Proxy Statement | Matador Resources Company55
Company’s market capitalization of $7.1 billion at such date, placing the Company at the 45th percentile of the
Benchmarking Peer Group.
The Benchmarking Peer Group is used by the Compensation Committee and the Independent Board in setting Named
Executive Officer salaries, annual cash incentive award opportunities, long-term incentive awards and target total direct compensation levels. The Compensation Committee and Independent Board use this data to inform their pay decisions as one data point among many others, including Company performance, individual performance, experience and responsibilities, leadership and professional growth.
2025 Base Salaries
The Compensation Committee recommended, and the Independent Board approved, effective January 1, 2025, the base salary levels for the Named Executive Officers as set forth below.

Executive Officer	2024 Base Salary(1)	2025 Base Salary(2)
Joseph Wm. Foran	$1,500,000	$1,800,000
Van H. Singleton, II	$850,000	$900,000
Bryan A. Erman	$700,000	$900,000
Robert T. Macalik	$—	$850,000
Brian J. Willey	$850,000	$900,000
G. Gregg Krug	$850,000	$900,000
William D. Lambert	$—	$800,000
(1)  Information is not provided for Messrs. Macalik or Lambert for 2024 as they were not Named Executive Officers in 2024.
(2)  Mr. Lambert's base salary was effective upon his start date in May of 2025. Mr. Lambert departed the Company in September of 2025.
The Independent Board determined that the base salary levels for each of the Named Executive Officers were warranted based upon each Named Executive Officer’s responsibilities and individual contributions to, among other items:
•the Company’s operational performance during 2024, including record oil and natural gas production;
•the Company’s financial performance during 2024, including generation of free cash flow in all four quarters of 2024;
•the Company's completion of numerous quality acreage, mineral and midstream transactions in 2024, including the acquisition of Ameredev Stateline II, LLC and the contribution of Pronto Midstream, LLC to San Mateo;
•the Company’s continued innovation and improvement in operational efficiencies; and
•the continued growth of the Company’s midstream business throughout 2024.
2025 Annual Cash Incentive Compensation
The Company’s 2025 annual cash incentive compensation was awarded pursuant to the Cash Incentive Plan, which is designed to link executive decision making and performance with the Company’s goals, reinforce these goals and ensure the highest level of accountability for the success of the Company as a whole. The Cash Incentive Plan advances
Company and shareholder interests by providing an additional means to (i) sustain and enhance the culture of personal commitment on the part of executives, select managers and key employees to the continued growth, development and financial success of the Company and (ii) encourage them to remain with, and devote their best efforts to, the Company.
The Cash Incentive Plan provides for the grant of cash incentive compensation awards that may be paid to a participant based upon achievement with respect to specified performance goals for a particular performance period. In addition, the
Cash Incentive Plan provides that the Compensation Committee and Independent Board may make adjustments to the payout for individual executive officers based upon exceptional performance and attainment of certain enumerated strategic goals (the “Strategic Objectives Adjustment”).  No specific weightings are applied to any individual performance or strategic goals, and the Compensation Committee uses its judgment in calculating overall payouts.
56Matador Resources Company | 2026 Proxy Statement
Performance Goals
The chair of the Compensation Committee met with Mr. Foran and certain members of the executive management team to review and discuss potential criteria for the 2025 annual Cash Incentive Plan performance goals. Based on these meetings, the chair of the Compensation Committee proposed certain preliminary performance goal categories for 2025 to the full Compensation Committee for consideration. The Compensation Committee then met with our executive management team to review the proposed performance goal categories. As a result of these discussions, and upon the recommendation of the Compensation Committee, the Independent Board determined to use the following threshold, target and maximum performance goals for 2025, which were each achieved at or above the target level, as shown below.
The design of the 2025 annual Cash Incentive Plan was consistent with the design of the 2024 program, except that total shareholder return performance relative to the peer group was removed, primarily given the overlap of this metric with the
Company's performance stock units. Performance goals may be impacted by a variety of factors considered by the
Compensation Committee, such as the specific costs anticipated in the areas in which we plan to operate in a given year and macroeconomic factors, including commodity prices and inflation.  As a result, performance targets may not increase every year.

2025 Performance Goals	Threshold	Target	Maximum	Actual Results	Assessment
Net Debt/Adjusted EBITDA(1)(2)(3)	1.25x	1.15x	1.10x	1.13x	Exceeded Target
Adjusted operating costs per BOE, excluding interest ($/BOE)(4)	$13.60	$13.00	$12.40	$11.74	Exceeded Maximum
Return on Average Capital Employed (ROACE)(5)	19%	22%	25%	24%	Exceeded Target
Environmental and Safety(6)	—	—	—	—	—	(7)
(1)Adjusted EBITDA is a non-GAAP financial measure included herein solely as a reference point under the Cash Incentive Plan. It is commonly used by similar companies in our industry. For a definition of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to
Matador’s net income (loss) and net cash provided by operating activities, see Annex A to this Proxy Statement.
(2)As a reference point under the Cash Incentive Plan, Net Debt as of December 31, 2025 is calculated as (i) $2.15 billion in senior notes outstanding, plus (ii) $451.8 million in debt under the Credit Facility, including outstanding borrowings and letters of credit, less (iii) $15.3 million in available cash.
(3)Attributable to the Company's shareholders after giving effect to those values attributable to third-party non-controlling interests, including in San Mateo.
(4)Cash operating costs per BOE, excluding interest and midstream operating costs, is a non-GAAP financial measure included herein solely as a reference point and is commonly used by similar companies in our industry. The Compensation Committee and the Independent
Board believe cash operating costs per BOE, excluding interest and midstream operating costs, is an appropriate performance metric because it allows them to compare and to evaluate the efficiency of the Company's operations and their impact on the Company's unit cash flows and compare its cash operating costs to prior periods and to its peers' results without regard to financing methods or capital structure. Cash operating costs per BOE, excluding interest and midstream operating costs, can be calculated from the Company’s audited financial statements included in the Annual Report on Form 10-K for the applicable year by adding the following expenses per BOE:
production taxes, transportation and processing; lease operating; and general and administrative.
(5)ROACE is equal to Adjusted EBITDA attributable to the Company's shareholders plus or minus (x) a discretionary adjustment for the estimated change in the value of the Company's Delaware Basin acreage plus (y) cash inflows from (i) asset sales and other transactions and (ii) strategic midstream transactions divided by total capitalization.
(6)Based on a quantitative and qualitative assessment of the Company's overall safety and environmental record, including with respect to health, environmental and safety matters, for the year, including a review of the Company's performance in the areas of environmental stewardship (including items such as methane emissions and percentage of water and oil on pipe), safety processes and procedures, training of personnel, risk management and cybersecurity.
(7)See "Environmental and Safety Results" below.
2026 Proxy Statement | Matador Resources Company57
In addition to setting the 2025 performance goals outlined above, the Compensation Committee identified certain annual financial and strategic achievements to be considered by the Compensation Committee and the Independent Board in
connection with the assessment of the performance of the Named Executive Officers during 2025 and the Strategic
Objectives Adjustment component for 2025. These additional factors included:
•Adjusted Free Cash Flow(1) of $437 million;
•percentage of oil production growth of 20%;
•reserves growth to 667 MMBOE;
•drilling and completions cost per completed lateral foot of $842;
•lease operating expenses per BOE of $5.61;
•San Mateo Adjusted EBITDA(2) of $294 million; and
•the completion of numerous quality acreage, mineral and midstream transactions, including over 690 separate transactions for approximately 17,500 net acres in acquisitions, resulting in the addition of 100 net locations in 2025, along with 23 upside locations, essentially replacing the locations drilled by Matador in 2025. The total consideration paid for these acquisitions was approximately $245 million, or $14,000 per net acre, after accounting for production acquired with the transactions and excluding capitalized general and administrative expenses. The Company also secured firm transportation on Energy Transfer’s Hugh Brinson Pipeline to move 500,000 MMBtu per day of natural gas production out of the Permian Basin to points of sale where demand and pricing have historically been significantly higher than at the Waha Hub.
(1)Adjusted Free Cash Flow is a non-GAAP financial measure included herein solely as a reference point under the Cash Incentive Plan. It is commonly used by similar companies in our industry. For a definition of Adjusted Free Cash Flow and a reconciliation of Adjusted Free
Cash Flow to Matador’s net cash provided by operating activities, see Annex A to this Proxy Statement.
(2)Adjusted EBITDA is a non-GAAP financial measure included herein solely as a reference point under the Cash Incentive Plan. It is commonly used by similar companies in our industry. For a definition of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to San
Mateo’s net income and net cash provided by operating activities, see Annex A to this Proxy Statement.
58Matador Resources Company | 2026 Proxy Statement
2025 Incentive Opportunities
In making recommendations regarding potential 2025 annual cash incentive opportunities for our Named Executive
Officers, the Compensation Committee reviewed Meridian’s recommendations and the recommendations of Mr. Foran regarding proposed target opportunities. Based on such review, which considered market pay levels and internal equity considerations, such target opportunities, as a percentage of base salary, remained unchanged from 2024 target opportunities. Mr. Lambert ultimately did not receive an annual cash award for 2025 due to his departure from the
Company in September 2025.

Participant	2025 Target Annual Incentive Opportunity as % of 2025 Base Salary
Joseph Wm. Foran	100%
Van H. Singleton, II	100%
Bryan A. Erman	100%
Robert T. Macalik	100%
Brian J. Willey	100%
G. Gregg Krug	100%
William D. Lambert	100%
The maximum award opportunity for Mr. Foran was capped at 200% and for each of the other Named Executive Officers was capped at 175%, in each case, prior to application of the Strategic Objectives Adjustment. Our Independent Board
also determined to cap the Strategic Objectives Adjustment for each of the Named Executive Officers at 30% of such
Named Executive Officer’s otherwise calculated 2025 annual cash incentive payment.
2025 Performance Results
In early 2026, the Compensation Committee assessed the Company’s 2025 results in light of the performance goals, annual financial and strategic achievements and the following individual performance milestones for each Named
Executive Officer when determining annual cash incentive award payouts:

Named Executive Officer	Individual Performance Milestones
Joseph Wm. Foran Chairman and Chief Executive Officer
•Provided direction and leadership throughout Matador in developing and executing
Matador’s strategy and operational plan, which resulted in record operational and financial results
•Provided leadership to the Board on various matters, including with respect to returning value to shareholders through our fixed dividend, which increased twice in 2025, and the implementation of the Share Repurchase Program
•Led a company-wide emphasis on talent, strengthening recruitment, development and retention efforts, highlighted by 100% intern offer acceptance and continued investment in leadership growth
•Fostered strong, constructive relationships with directors, shareholders, vendors and other stakeholders, while reinforcing alignment on strategy and priorities through consistent and effective communication across the organization and to the public

2026 Proxy Statement | Matador Resources Company59

Van H. Singleton, II Co-President - Land, Acquisitions and Divestitures and Planning
•With Mr. Foran and Mr. Erman, led the development and implementation of Matador's strategy and operational plan
•Oversaw the Company’s land, land administration and A&D activities, including 690 transactions totaling 17,500 net acres at favorable pricing, essentially replacing locations drilled in 2025
•Led coordination of business development initiatives, identifying and advancing strategic opportunities to support the Company’s growth objectives
•Served as Chairman of Greyhound Resources, LLC ("Greyhound"), the Company's joint venture with Spearpoint Resources Company ("Spearpoint"), providing oversight and strategic guidance for the joint venture

Bryan A. Erman Co-President, Chief Legal Officer and Head of M&A, Corporate Secretary
•With Mr. Foran and Mr. Singleton, led the development and implementation of Matador's strategy and operational plan
•Led the Company’s legal function, overseeing internal counsel and managing a broad range of legal matters across the organization
•Head of M&A and shared responsibility with Mr. Singleton for A&D activities, including 690 transactions totaling 17,500 net acres at favorable pricing, essentially replacing locations drilled in 2025
•Directed enterprise risk management efforts, including oversight of the Company’s
Environmental, Health and Safety function and insurance programs
•Served as Corporate Secretary and a primary Board contact, supporting governance processes and Board engagement
•Served on the Board of Directors of Greyhound, contributing to the strategic oversight of the joint venture

Robert T. Macalik Former Executive Vice President and Chief Financial Officer
•Participated in managing ways to strengthen the Company's balance sheet and financial position through:
◦Engaging with all 19 banks in the lending group to help secure unanimous reaffirmation of the $2.25 billion elected commitment and $3.25 billion borrowing base under the Credit Facility
◦Participating in the amendment of the San Mateo Credit Facility, which increased lender commitments from $850.0 million to $1.10 billion and expanded the syndicate with one additional bank
•Coordinated and oversaw the general financial matters of the Company through the management of the Company’s finance staff
•Responsibility for investor conferences and non-deal roadshows

60Matador Resources Company | 2026 Proxy Statement

Brian J. Willey Executive Vice President - Midstream
•Served as Chairman of the Board of San Mateo and Executive Vice President, Chief
Administrative Officer and Chief Legal Officer of San Mateo
•Oversaw San Mateo's midstream activities and strong financial results, including $207.2 million of net income and $294.1 million of Adjusted EBITDA in 2025, as compared to $175.6 million of net income and $253.2 million of Adjusted EBITDA in 2024
•Increased San Mateo’s third-party revenues by 29% from $167 million in 2024 to $216 million in 2025
•Oversaw the completion of the Marlan Plant expansion, which increased San Mateo’s gas processing capacity from 520 MMcf per day to 720 MMcf per day, an increase of 38%, and commissioned San Mateo’s first nitrogen rejection unit (“NRU”), which is one of the first
NRUs in Lea County, New Mexico

G. Gregg Krug Former Executive Vice President - Marketing and Midstream Strategy
•Oversaw the Company’s Marketing and Midstream operations
•Overall responsibility for the Company's oil and natural gas marketing activities, including negotiation of the Hugh Brinson transportation agreement for 500,000 MMBtu per day of exposure to Henry Hub pricing and liquified natural gas markets
•Served on the Board of Directors of San Mateo, contributing to governance and strategic oversight of the midstream platform
•Shared primary responsibility for the Company's Marketing and Midstream strategy with
Mr. Foran

Environmental and Safety Results
In evaluating the Environmental and Safety performance metric, the Compensation Committee performed a qualitative assessment of the Company’s Environmental and Safety records for the year. Among other items, the Compensation
Committee and Independent Board noted (i) the publication of the Company's annual sustainability report concurrently with the announcement of the Company's financial results for the second quarter of 2025, the earliest ever publication of the Company's annual sustainability report, (ii) reduced flaring from 0.56% of total natural gas produced in 2024 to 0.49%
in 2025, (iii) the use of 96% non-fresh water in completions operations, consistent with 2024, and the use of 72% recycled produced water, up from 52% in 2024, (iv) the transportation of 99.4% of all operated water on pipe, consistent with 2024, and 96.8% of all operated oil on pipe, up from 96.1% in 2024, (v) the reduction of oil lost through spills by 33%, from 294
Bbls in 2024, down to 198 Bbls in 2025, and the reduction of water lost through spills by 87%, from 5,294 Bbls in 2024, down to 699 Bbls in 2025, (vi) the 18.8% increase in the total training hours completed by Matador personnel, from 22,543 hours in 2024 (or 50 hours per employee) to 26,785 hours in 2025 (or 56 hours per employee), and the 17.9% increase in the total safety training hours completed by Matador personnel, from 5,348 hours in 2024 to 6,304 hours in 2025, and (vii)
the total reportable incident rate for Matador employees of 0.89, well under the industry average of 1.3.
Strategic Objectives Adjustment
In assessing performance under the Strategic Objectives Adjustment, the Compensation Committee reviewed the individual performance milestones listed above as well as additional individual contributions to the achievement of the
Company-wide performance goals and certain financial and strategic achievements. Based on this review, the
Compensation Committee determined that each of the Named Executive Officers performed at a high level in 2025 in contributing to the Company’s success. Based on such assessment, the Compensation Committee recommended to the
Independent Board the annual cash incentive awards listed below for each Named Executive Officer under the Cash
Incentive Plan, including Strategic Objectives Adjustments equal to 15% for each of Messrs. Foran, Singleton, Erman,
Macalik and Krug and 10% for Mr. Willey.
2026 Proxy Statement | Matador Resources Company61
The Independent Board approved such annual cash awards, which were paid to the Named Executive Officers in
February 2026. Mr. Lambert ultimately did not receive an annual cash award for 2025 due to his departure from the
Company in September 2025.

Named Executive Officer	Target Award Payable for 2025	Maximum Award Payable for 2025	Actual Award for 2025
Joseph Wm. Foran	$1,800,000	$4,680,000	$3,726,000
Van H. Singleton, II	$900,000	$2,047,500	$1,630,125
Bryan A. Erman	$900,000	$2,047,500	$1,630,125
Robert T. Macalik	$850,000	$1,933,750	$1,539,563
Brian J. Willey	$900,000	$2,047,500	$1,559,250
G. Gregg Krug	$900,000	$2,047,500	$1,630,125
William D. Lambert	$800,000	$1,820,000	$—
2025 Long-Term Incentive Compensation
In February 2025, the Independent Board granted awards to the Named Executive Officers comprised of approximately
50% service-based cash-settled phantom units and approximately 50% share-settled PSUs.  These long-term equity-
based awards facilitate retention of our Named Executive Officers, incentivize producing positive future results and further align the interests of our Named Executive Officers with those of the Company’s shareholders. The table below provides the key terms of the February 2025 equity-based awards for our Named Executive Officers:

Key Terms	Phantom Units	Performance Stock Units
Targeted percentage of total award value	Approximately 50%	Approximately 50%
Vesting terms	Three years ratably on each anniversary	Following three-year performance period ending December 31, 2027
Performance metric	N/A	Relative total shareholder return, with payout capped at target if absolute total shareholder return is negative
The number of shares underlying each grant (assuming the target number of PSUs) and the target value of the 2025 annual equity grants are set forth in the table below:

Named Executive Officer	Phantom Units	Target Performance Stock Units	Targeted Value
Joseph Wm. Foran	40,000	40,000	$4,480,800
Van H. Singleton, II	20,000	20,000	$2,240,400
Bryan A. Erman	18,000	18,000	$2,016,360
Robert T. Macalik	18,000	18,000	$2,016,360
Brian J. Willey	18,000	18,000	$2,016,360
G. Gregg Krug	20,000	20,000	$2,240,400
William D. Lambert	10,000(1)	10,000	$821,800
(1)Represents restricted stock awards.
62Matador Resources Company | 2026 Proxy Statement
The Independent Board approved the total targeted value for the year for each Named Executive Officer and then converted that value into an approximate aggregate number of units based on the closing price of our Common Stock on the date prior to the date of grant. The units were then granted approximately 50% in the form of phantom units and approximately 50% in the form of PSUs (at target). The PSUs may settle between 0% and 200% of the total target PSUs subject to the award based on our total shareholder return relative to the total shareholder return of companies in a designated peer group over a three-year performance period from January 1, 2025 through December 31, 2027. If our absolute total shareholder return over such performance period is negative, no more than 100% of the target PSUs may vest. The applicable percentage of vested units is shown below with respect to each percentile ranking and results are interpolated for results between the various rankings shown below.

Company’s Relative Total Shareholder Return Percentile Ranking	Percentage of Target PSUs That Will Vest
0	0%
10th	20%
20th	40%
30th	60%
40th	80%
50th	100%
60th	120%
70th	140%
80th	160%
90th	180%
100th	200%
The Compensation Committee and Independent Board approved the following group of peer companies for purposes of assessing the Company’s relative total shareholder return under the 2025 PSU grants:

APA Resources Corp.	Magnolia Oil & Gas Corp.
Civitas Resources, Inc.	Murphy Oil Corp.
Comstock Resources Corp.	Ovintiv Inc.
Coterra Energy Inc.	Permian Resources Corp.
Devon Energy Corp.	SM Energy Co.
Expand Energy Corp.	Vital Energy, Inc.
Vesting of 2023 Performance Stock Units
The PSU awards granted to the Named Executive Officers in February 2023 vested based on the percentile level at which the total shareholder return to the Company’s shareholders over the three-year period ended December 31, 2025 stood in relation to the total shareholder return realized over that period by each member of a group of peer companies established at the time of the grant of the awards. In accordance with the terms of the award agreements governing the awards, each of Callon Petroleum Co., PDC Energy, Inc. and Marathon Oil Corp. had been acquired during the period and were removed from the 2023 peer group and excluded from the relative total shareholder return calculation for the vesting of the 2023 PSUs. Based on our performance after such adjustments, the Company’s total shareholder return percentile ranking was at the 29th percentile and the PSUs vested at 58% of target.
2026 Proxy Statement | Matador Resources Company63
Benefits
We offer a variety of health and welfare programs to eligible employees, including the Named Executive Officers. The health and welfare programs are intended to protect employees against catastrophic loss and encourage a healthy lifestyle. Our health and welfare programs include medical, pharmacy, dental, disability and life insurance. We also offer a
401(k) plan for eligible employees, including the Named Executive Officers, to which we contribute an amount equal to 3%
of the employee’s eligible compensation, which is subject to limits established by the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and have the discretion to contribute an amount equal to up to an additional 4% of the employee’s eligible compensation as a dollar-for-dollar matching contribution with respect to his or her elective deferral contributions. The discretionary dollar-for-dollar match is subject to vesting based upon years of service to the Company and the limits on the compensation that may be considered under the Code. In addition, we provide long-term care insurance for certain of our executive officers.
Severance and Separation Arrangements
Employment Agreements
We have entered into employment agreements with each of our Named Executive Officers. Under the employment agreements, if a termination of employment occurs pursuant to one of the following events:
•the Named Executive Officer dies;
•the Named Executive Officer is totally disabled;
•we mutually agree to end the employment agreement;
•we dissolve and liquidate; or
•the term of the employment agreement ends,
we will pay the Named Executive Officer the average of his annual cash bonus, which includes non-equity incentive compensation, for the prior two years, pro-rated based on the number of complete or partial months completed during the year of termination.
Also, under the employment agreements, if one of the following occurs:
•the Named Executive Officer’s employment is terminated other than (i) as set forth above, (ii) by us for "just cause" or
(iii) in connection with a “change in control” as described below; or
•the Named Executive Officer terminates his employment for “good reason,”
then, (i) for Mr. Foran, we will pay him twice his base salary and twice the average of his annual cash bonus for the prior two years; and (ii) for each of Messrs. Singleton, Erman and Willey (and Mr. Krug prior to his retirement and each of
Messrs. Lambert and Macalik prior to their respective departures), we will pay him 1.5 times his base salary and 1.5 times the average of his annual cash bonus for the prior two years.
Finally, under the employment agreement of Mr. Foran, which was entered into in 2011, if we terminate Mr. Foran within
30 days prior to the “change in control” or within 12 months after the “change in control” without “just cause” or Mr. Foran terminates his employment with or without “good reason” during such period, we will pay him three times his base salary and three times the average of his annual cash bonus for the prior two years. This agreement was entered into prior to our initial public offering. At that time, we believed a “modified single trigger” was appropriate given the Company’s size, early stage of development and strong growth aspirations. Since that time, however, we have ceased to use “modified single triggers” in executive employment agreements, and we intend to exclusively use “double triggers” going forward, as we have since 2014. The agreements entered into with each of the other Named Executive Officers include a “double trigger”
such that if we terminate such executive within 30 days prior to the “change in control” or within 12 months after the
“change in control” without “just cause” or he terminates his employment with “good reason,” we will pay him three times his base salary and three times the average of his annual cash bonus for the prior two years. In addition, if any of our
64Matador Resources Company | 2026 Proxy Statement
Named Executive Officers are terminated or terminate their employment as set forth above in connection with a “change in control,” all equity awards held by such Named Executive Officer vest immediately prior to such termination.
For definitions of “change in control,” “good reason” and “just cause,” please see the employment agreement of each
Named Executive Officer, each of which is included as an exhibit to the Company’s most recent Annual Report on Form
10-K.
Advisor Agreement
In connection with his retirement and transition to Special Advisor, Mr. Krug entered into an Advisor Agreement (the
“Advisor Agreement”) with a subsidiary of the Company, which agreement was effective simultaneously with Mr. Krug’s retirement on February 28, 2026 and will expire on December 31, 2026, subject to month-to-month extensions thereafter.
Mr. Krug will report to the Chief Executive Officer and the Executive Committee of the Board and will provide certain services as outlined in the Advisor Agreement. The Advisor Agreement provides for a monthly fee of $1,000.
Equity Plans
For equity grants under the Matador Resources Company 2019 Long-Term Incentive Plan (as amended, the “2019 Plan”), other than the PSUs, vesting upon a “change in control” for the Named Executive Officers mirrors the terms of their employment agreements. The PSUs vest upon a “change in control” based on performance achieved through the date of such change in control, as it is anticipated that a change in control would make achievement of relative total shareholder performance impractical to measure.
The “change in control” provisions in the employment agreements and the equity grants under the 2019 Plan help prevent management from being distracted by rumored or actual changes in control. The “change in control” provisions provide:
•incentives for those Named Executive Officers to remain with us despite the uncertainties of a potential or actual change in control;
•assurance of severance payments for terminated Named Executive Officers; and
•access to equity compensation after a change in control.
Stock Ownership Guidelines
We have adopted stock ownership guidelines for the following officers in the following designated amounts:
•Chairman and Chief Executive Officer—shares equal to five times base salary;
•President—shares equal to five times base salary;
•Executive Vice Presidents—shares equal to two and 1/2 times base salary;
•Senior Vice Presidents—shares equal to two times base salary; and
•Vice Presidents and Executive Directors—shares equal to one and 1/2 times base salary.
Newly appointed officers have until the fifth anniversary of their appointment as an officer of the Company within which to achieve the stock ownership position. Shares that count toward the stock ownership guidelines include time-based shares of restricted stock. Shares that will not count toward the stock ownership guidelines include shares underlying unexercised stock options, unexercised stock appreciation rights, phantom units and performance-based awards for which the performance requirements have not been satisfied.
Until each of the above officers reaches the stock ownership level required of his or her position, such officer must hold at least 50% of all “net shares” received through restricted stock, PSU or RSU vesting or realized through stock option exercises. For this purpose, “net shares” means all shares retained after applicable withholding of any shares for tax purposes. Additionally, upon the vesting of restricted stock, PSUs or RSUs or the exercise of stock options, each officer
2026 Proxy Statement | Matador Resources Company65
must hold the net shares for a minimum of 12 months following such vesting or exercise, or until his earlier retirement. As of December 31, 2025, each then-serving Named Executive Officer owned shares in excess of the applicable minimum requirement set forth in the stock ownership guidelines, and Mr. Foran held shares with a value equal to approximately
129 times his base salary then in effect.
Insider Trading Policy
The Board has adopted an insider trading policy (the “Insider Trading Policy”) governing purchases, sales and other transactions in the Company’s securities by its insiders, including its directors, officers, employees and in-house direct contractors.  The Company believes the Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, as well as applicable NYSE listing standards. A copy of the Insider Trading Policy has been filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.
Anti-Hedging and Anti-Pledging Policies
Pursuant to the Company’s Insider Trading Policy, the Company prohibits hedging of its securities by directors, officers or employees. Specifically, no such person shall purchase or sell, or make any offer to purchase or offer to sell, derivative securities relating to the Company’s stock, whether or not issued by the Company, or financial instruments that are designed to hedge or offset any decrease in the market value of the Company’s stock (including but not limited to prepaid variable forward contracts, equity swaps, collars and exchange funds) or otherwise engage in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of Company equity securities (a) granted to such person by the Company as part of the compensation of such person; or (b) held, directly or indirectly, by such person. The Insider Trading Policy also restricts directors and executive officers from pledging more than 25% of his or her holdings of the Company’s stock without the prior written consent of the Nominating and Corporate Governance
Committee.
Equity Grant Practices
The Independent Board generally grants annual equity awards to executive officers at its regularly scheduled meeting each February. Awards to non-executive employees are typically granted during the first half of the year. Although the
Company did not grant stock options or stock appreciation rights in 2025, eligible employees may enroll to purchase shares of the Company’s Common Stock under the terms of the Matador Resources Company 2022 Employee Stock
Purchase Plan (the “ESPP”), with purchase dates generally in June and December of each year. In special circumstances, including the hiring or promotion of an individual or where it is otherwise determined to be in the Company’s best interest, the Company may approve grants to be effective at other times. The Company may change its equity grant practices in the future. The Company does not approve grants in anticipation of the release of material nonpublic information and does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
Clawback Policy
The Company maintains a compensation clawback policy applicable to the Company’s executive officers in accordance with applicable NYSE listing rules, a copy of which is filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.  The Company’s clawback policy generally requires recovery of incentive-based compensation received by current and former executive officers during the three fiscal years preceding the date it is determined that the Company is required to prepare an accounting restatement of its financial statements (including any such correction recorded in the Company’s current period financial statements) due to material non-compliance with any financial reporting requirement under the federal securities laws. The amount required to be recovered is the excess of the amount of incentive-based compensation received over the amount that would have been received had it been determined or calculated based on the Company’s restated financial results.
66Matador Resources Company | 2026 Proxy Statement
Strategic Planning and Compensation Committee Report
We have reviewed and discussed with management the Compensation Discussion and Analysis required by Item
402(b) of Regulation S-K and based on such review and discussions, we recommended to the Board that the
Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference to the
Company’s Annual Report on Form 10-K for the year ended December 31, 2025.
Strategic Planning and Compensation Committee,
R. Gaines Baty, Chair
Reynald A. Baribault
Monika U. Ehrman
Timothy E. Parker
Kenneth L. Stewart
Summary Compensation Table
The following table summarizes the total compensation awarded to, earned by or paid to the Named Executive Officers for
2025, 2024 and 2023. Messrs. Krug and Erman were not Named Executive Officers prior to 2024, and Messrs. Macalik and Lambert were not Named Executive Officers prior to 2025. This table and the accompanying narrative should be read in conjunction with the CD&A, which sets forth the objectives and other information regarding our executive compensation program:

Name and Principal Position	Year	Salary	Stock Awards(1)	Non-Equity Incentive Plan Compensation(2)	All Other Compensation	Total
Joseph Wm. Foran	2025	$1,800,000	$4,222,400	$3,726,000	$27,211(3)	$9,775,611
Chairman of the Board and	2024	$1,500,000	$3,010,300	$3,900,000	$26,749	$8,437,049
Chief Executive Officer	2023	$1,350,000	$3,575,900	$3,105,000	$25,699	$8,056,599
Van H. Singleton, II	2025	$900,000	$2,111,200	$1,630,125	$24,500(4)	$4,665,825
Co-President - Land, Acquisitions	2024	$850,000	$1,505,150	$1,933,750	$24,150	$4,313,050
and Divestitures and Planning	2023	$800,000	$1,787,950	$1,610,000	$23,100	$4,221,050
Bryan A. Erman	2025	$900,000	$1,900,080	$1,630,125	$24,500(4)	$4,454,705
Co-President, Chief Legal Officer	2024	$700,000	$1,505,150	$1,542,500	$24,150	$3,771,800
and Head of M&A, Corporate Secretary
Robert T. Macalik	2025	$850,000	$1,900,080	$1,539,563	$24,500(4)	$4,314,143
Former Executive Vice President
and Chief Financial Officer
Brian J. Willey	2025	$900,000	$1,900,080	$1,559,250	$24,500(4)	$4,383,830
Executive Vice President-Midstream	2024	$850,000	$1,505,150	$1,487,500	$24,150	$3,866,800
	2023	$600,000	$1,008,980	$1,365,000	$23,100	$2,997,080
G. Gregg Krug	2025	$900,000	$2,111,200	$1,630,125	$24,500(4)	$4,665,825
Former Executive Vice President -	2024	$850,000	$1,505,150	$1,933,750	$24,150	$4,313,050
Marketing and Midstream Strategy
William D. Lambert	2025	$362,576	$895,300	$—	$24,422(5)	$1,282,298
Former Executive Vice President
and Chief Financial Officer
(1)Reflects the grant date fair value of phantom units, PSUs or restricted stock awards, as applicable, computed in accordance with Financial
Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, excluding the effect of any estimated forfeitures.
The Company uses the Monte Carlo simulation method to measure the fair value of PSUs and the closing price of the Company's Common
Stock on the trading day prior to the grant date to measure the fair value of restricted stock and phantom unit awards. See Notes 2 and 9 to the
Company’s consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2025 for additional detail regarding assumptions underlying the value of these awards. For 2025, the portion of the amount reflected in this column relating to the
PSUs is calculated based on probable outcome with respect to achievement of the applicable performance goals as of the grant date and
2026 Proxy Statement | Matador Resources Company67
assumes achievement between threshold and target. The grant date fair value of PSUs granted in 2025 assuming achievement of maximum performance is $4,569,600 for Mr. Foran, $2,284,800 for Messrs. Singleton and Krug, $2,056,320 for Messrs. Erman, Macalik and Willey and
$821,800 for Mr. Lambert.
(2)Represents awards pursuant to the Cash Incentive Plan. See “—Compensation Discussion and Analysis—2025 Annual Cash Incentive
Compensation” above.
(3)Consists of $24,500 in 401(k) Company and matching contributions as described in “—Compensation Discussion and Analysis—Benefits”
and $2,711 in long-term care insurance premiums.
(4)Reflects 401(k) Company and matching contributions as described in “—Compensation Discussion and Analysis—Benefits.”
(5)Consists of $14,502 in relocation expense reimbursements in connection with employment agreement and $9,920 in 401(k) Company and matching contributions as described in “—Compensation Discussion and Analysis—Benefits”.
68Matador Resources Company | 2026 Proxy Statement
Grants of Plan-Based Awards Table
The following table sets forth certain information regarding non-equity incentive awards granted by the Independent Board pursuant to the Cash Incentive Plan and awards of cash-settled phantom units and share-settled PSUs granted by the
Independent Board to the Named Executive Officers pursuant to the 2019 Plan during the year ended December 31,
2025:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3)	Grant Date Fair Value of Stock Awards(4)
		Threshold	Target	Maximum	Threshold	Target	Maximum
Name	Grant Date	($)	($)	($)	(#)	(#)	(#)	(#)	($)
Joseph Wm. Foran	-	—	1,800,000	4,680,000	—	—	—	—	—
	2/14/25	—	—	—	—	40,000	80,000	—	1,937,600
	2/14/25	—	—	—	—	—	—	40,000	2,284,800
Van H. Singleton, II	-	—	900,000	2,047,500	—	—	—	—	—
	2/14/25	—	—	—	—	20,000	40,000	—	968,800
	2/14/25	—	—	—	—	—	—	20,000	1,142,400
Bryan A. Erman	-	—	900,000	2,047,500	—	—	—	—	—
	2/14/25	—	—	—	—	18,000	36,000	—	871,920
	2/14/25	—	—	—	—	—	—	18,000	1,028,160
Robert T. Macalik	-	—	850,000	1,933,750	—	—	—	—	—
	2/14/25	—	—	—	—	18,000	36,000	—	871,920
	2/14/25	—	—	—	—	—	—	18,000	1,028,160
Brian J. Willey	-	—	900,000	2,047,500	—	—	—	—	—
	2/14/25	—	—	—	—	18,000	36,000	—	871,920
	2/14/25	—	—	—	—	—	—	18,000	1,028,160
G. Gregg Krug	-	—	900,000	2,047,500	—	—	—	—	—
	2/14/25	—	—	—	—	20,000	40,000	—	968,800
	2/14/25	—	—	—	—	—	—	20,000	1,142,400
William D. Lambert(5)	-	—	800,000	1,820,000	—	—	—	—	—
	5/5/25	—	—	—	—	10,000	20,000	—	484,400
	5/5/25	—	—	—	—	—	—	10,000	410,900
(1)Represents the target and maximum opportunities under the Cash Incentive Plan. See “—Compensation Discussion and Analysis—2025 Annual
Cash Incentive Compensation” and “—Summary Compensation Table— Non-Equity Incentive Plan Compensation” regarding the actual payments made to the Named Executive Officers pursuant to the Cash Incentive Plan.
(2)Represents PSUs that provide for settlement of between 0% and 200% of the total target shares subject to the award based on achievement of the relative total shareholder return performance metric over a three-year performance period from January 1, 2025 through December 31, 2027.
If our absolute total shareholder return over such performance period is negative, no more than 100%, the target level, of the PSUs may vest.
See “—Compensation Discussion and Analysis—2025 Long-Term Incentive Compensation.” The PSUs do not provide for a threshold number of shares that may be earned.
(3)Represents phantom units that provide for settlement in cash. See “—Compensation Discussion and Analysis—2025 Long-Term Incentive
Compensation.”
(4)Represents the grant date fair value of phantom units or PSUs, as applicable, computed in accordance with FASB ASC Topic 718, excluding the effect of any estimated forfeitures. The Company uses the Monte Carlo simulation method to measure the grant date fair value of PSUs and the closing price of the Company's Common Stock on the trading day prior to the grant date to measure the grant date fair value of phantom unit awards. See Notes 2 and 9 to the Company’s consolidated financial statements included in its Annual Report on Form 10-K for the year ended
December 31, 2025 for additional detail regarding assumptions underlying the value of these awards.
(5)Mr. Lambert departed the Company in September 2025. Mr. Lambert's Cash Incentive Plan award and outstanding equity incentive plan awards were forfeited upon the end of his employment.
2026 Proxy Statement | Matador Resources Company69
Outstanding Equity Awards at December 31, 2025
Option Awards
The following table summarizes the total outstanding shares of restricted stock, cash-settled phantom units and share-
settled PSUs held as of December 31, 2025 by each Named Executive Officer. None of the Named Executive Officers
held any unexercised stock options as of such date. Mr. Lambert departed the Company in September 2025, and all of his outstanding equity awards were forfeited upon the end of his employment.

	Stock Awards
Name	Award Type	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(2) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(2) ($)
Joseph Wm. Foran	Phantom units	70,000	2,970,800	—	—
	PSUs	—	—	60,000	2,546,400
Van H. Singleton, II	Phantom units	35,000	1,485,400	—	—
	PSUs	—	—	30,000	1,273,200
Bryan A. Erman	Phantom units	28,000	1,188,320	—	—
	PSUs	—	—	28,000	1,188,320
	Restricted stock	—	—	2,667	113,187
Robert T. Macalik	Phantom units	18,000	763,920	—	—
	PSUs	—	—	28,000	1,188,320
	Restricted stock	—	—	9,334	396,135
Brian J. Willey	Phantom units	28,000	1,188,320	—	—
	PSUs	—	—	28,000	1,188,320
	Restricted stock	—	—	2,667	113,187
G. Gregg Krug	Phantom units	35,000	1,485,400	—	—
	PSUs	—	—	30,000	1,273,200
(1)The market value is calculated based upon the closing price of our Common Stock on December 31, 2025 of $42.44 per share.
(2)In accordance with SEC rules, the number of unearned PSUs and market value presented assume vesting at the target level for the 2024 and
2025 PSUs, in each case calculated based upon the closing price of our Common Stock on December 31, 2025 of $42.44 per share.
The following table provides the vesting dates for restricted stock, cash-settled phantom units and share-settled PSUs outstanding as of December 31, 2025:

Vesting Date	Award Type	Joseph Wm. Foran	Van H. Singleton, II	Bryan A. Erman	Robert T. Macalik	Brian J. Willey	G. Gregg Krug
2/14/26	Phantom units	10,000	5,000	5,000	—	5,000	5,000
2/14/26	Restricted stock	—	—	—	3,333	—	—
2/14/26	Phantom units	13,333	6,666	6,000	6,000	6,000	6,666
2/16/26	Phantom units	10,000	5,000	—	—	—	5,000
2/16/26	Restricted stock	—	—	2,667	2,667	2,667	—
12/31/26	PSUs(1)	20,000	10,000	10,000	10,000	10,000	10,000
2/14/27	Phantom units	10,000	5,000	5,000	—	5,000	5,000
2/14/27	Restricted stock	—	—	—	3,334	—	—
2/14/27	Phantom units	13,333	6,667	6,000	6,000	6,000	6,667
12/31/27	PSUs(1)	40,000	20,000	18,000	18,000	18,000	20,000
2/14/28	Phantom units	13,334	6,667	6,000	6,000	6,000	6,667
Total Unvested Shares and Units		130,000	65,000	58,667	55,334	58,667	65,000
(1)The vesting date shown reflects the end of the performance period established by the PSU award agreements. The PSUs settle following the
Compensation Committee’s certification of the achievement of the performance goal, which must occur within 60 days of completion of the performance period; however, continued employment is only required through the end of the performance period. The number of PSUs shown assumes vesting at the target level for the 2024 and 2025 PSUs.
70Matador Resources Company | 2026 Proxy Statement
Option Exercises and Stock Vested
The following table provides information on the stock awards (consisting of restricted stock, cash-settled phantom units and share-settled PSUs) that vested for each Named Executive Officer during 2025. None of the Named Executive
Officers held or exercised any stock options during 2025.

	Stock Awards
Name	Number of Shares Acquired on Vesting(1) (#)	Value Realized on Vesting(2) ($)
Joseph Wm. Foran	48,411	2,584,877
Van H. Singleton, II	23,846	1,271,879
Bryan A. Erman	15,027	804,130
Robert T. Macalik	13,360	708,911
Brian J. Willey	15,027	804,130
G. Gregg Krug	23,846	1,271,879
(1)Reflects the aggregate number of shares of restricted stock, cash-settled phantom units and share-settled PSUs that vested. Pursuant to the terms thereof, the phantom units were settled in cash, and the grantee did not acquire any shares upon vesting.
(2)Reflects the number of shares of restricted stock, cash-settled phantom units and share-settled PSUs vested multiplied by the closing price of our
Common Stock on the applicable vesting date.
2026 Proxy Statement | Matador Resources Company71
EXECUTIVE COMPENSATION
Potential Payments upon Termination or Change in Control
Long-Term Incentive Plans
Equity awards under the 2019 Plan, other than the PSUs, vest upon a “change in control” for the Named Executive
Officers according to the terms of their employment agreements described below.
Pursuant to the terms of the PSU award agreements, upon a “change in control,” the Named Executive Officer would vest in the number of PSUs that would have otherwise vested based on the Company’s performance through an abbreviated performance period that ends immediately prior to the effective date of such change in control. For definition of “change in control,” please see the 2019 Plan, which is included as an exhibit to the Company’s most recent Annual Report on Form
10-K.
Employment Agreements
As described under “—Compensation Discussion and Analysis—Severance and Separation Arrangements—Employment
Agreements,” in contemplation of our initial public offering, on August 9, 2011, we entered into an employment agreement with Mr. Foran and, in each of October and December 2011, amended Mr. Foran’s employment agreement. Effective
February 2016, we entered into an employment agreement with Mr. Krug and, in July 2019, amended Mr. Krug's employment agreement. In addition, in February 2015, we entered into an employment agreement with Mr. Singleton and, in April 2024, we entered into employment agreements with Messrs. Erman, Macalik and Willey. A similar employment agreement was entered into with Mr. Lambert in May 2025 in connection with his hiring. The principal difference in Mr.
Foran's employment agreement as compared to the other Named Executive Officers' employment agreements is that such other Named Executive Officers' agreements do not include a “modified single trigger” that would have allowed them to receive “change in control” severance if they terminated their agreements without “good reason” within 30 days prior to or 12 months after a change in control. In addition to not including a “modified single trigger,” Messrs. Erman and Willey's employment agreements do not include (and Messrs. Lambert's and Macalik's did not include) termination for good reason as a trigger to receive severance payments and benefits except following a change in control and include a longer non-compete covenant, as discussed below. Pursuant to the terms of the employment agreements, we may be required to make certain payments to one or more of our Named Executive Officers upon the occurrence of certain events resulting in such Named Executive Officer’s termination. The employment agreements do not provide for gross-ups for excise taxes on severance or other payments in connection with a change in control. For a detailed description of the events that may trigger such payments, see “—Compensation Discussion and Analysis—Severance and Separation Arrangements—
Employment Agreements.”
The employment agreements each contain a non-disclosure of confidential information provision that requires each
Named Executive Officer to maintain, both during and after employment, the confidentiality of information used by such
Named Executive Officer in the performance of his job duties.
Additionally, each of the employment agreements contains a non-competition provision, pursuant to which each Named
Executive Officer has agreed that: (i) for six months following termination by us for total disability, or by such Named
Executive Officer (excluding Messrs. Erman, Macalik, Willey and Lambert) for good reason or (ii) for 12 months, with respect to Messrs. Foran, Singleton and Krug and 18 months with respect to Messrs. Erman, Macalik, Willey and
Lambert, following termination (a) by us for just cause, (b) by such Named Executive Officer other than for good reason
(excluding Messrs. Erman, Macalik, Willey and Lambert, who are subject to such 18-month restriction upon any voluntary resignation) or (c) upon a termination without just cause or for good reason in connection with a change in control (24 months with respect to Messrs. Erman, Macalik, Willey and Lambert), such Named Executive Officer shall not, without our prior written consent (not to be unreasonably withheld if the Named Executive Officer’s employment is terminated by the
Named Executive Officer other than for good reason (excluding Messrs. Erman, Macalik, Willey and Lambert)), directly or indirectly: (x) invest in (other than investments in publicly-owned companies which constitute not more than 1% of the voting securities of any such company) a competing business with significant assets in the restricted area or (y) participate in a competing business as a manager, employee, director, officer, consultant, independent contractor or other capacity or otherwise provide, directly or indirectly, services or assistance to a competing business in a position that involves input into or direction of such competing business’s decisions within the restricted area.
72Matador Resources Company | 2026 Proxy Statement
For definitions of “change in control,” “good reason,” “just cause,” “competing business,” “significant assets” and “restricted area,” please see the employment agreement of each Named Executive Officer, each of which is included as an exhibit to the Company’s most recent Annual Report on Form 10-K.
Furthermore, other than Mr. Foran’s employment agreement, each employment agreement contains a non-solicitation provision, pursuant to which, during the restricted periods described above (except Messrs. Erman, Macalik, Willey and
Lambert’s restricted period is six months for disability termination and 24 months for the other terminations specified above), subject to certain exceptions, Messrs. Singleton, Erman, Macalik, Willey, Lambert and Krug shall not, without our prior written consent, solicit for employment or a contracting relationship, or employ or retain any person who is or has been, within six months prior to such time, employed by or engaged as an individual independent contractor by us or our affiliates or induce or attempt to induce any such person to leave his or her employment or independent contractor relationship with us or our affiliates.
For the Named Executive Officer to receive any severance payments and benefits described below for termination by us without just cause, by the Named Executive Officer for good reason or, following a change in control, by us without cause or by the Named Executive Officer with good reason, with respect to Messrs. Singleton, Erman, Macalik, Willey and Krug,
or with or without good reason, with respect to Mr. Foran, the Named Executive Officer must comply with the applicable non-disclosure, non-competition and non-solicitation provisions described above.
Finally, as a condition to receiving any severance payments and benefits under their respective employment agreements, each Named Executive Officer is required to execute a separation agreement and release in favor of us.
In connection with his retirement and transition to Special Advisor, Mr. Krug entered into the Advisor Agreement, which agreement was effective simultaneously with Mr. Krug's retirement on February 28, 2026 and will expire on December 31,
2026, subject to month-to-month extensions thereafter. The Advisor Agreement provides for a monthly fee of $1,000.
To describe the payments and benefits that are triggered for each event of termination, we have created the following table estimating the payments and benefits that would be paid to each Named Executive Officer, other than Mr. Lambert, who departed the Company in September of 2025, forfeited his outstanding unvested equity award as of the end of his employment and received no other compensation or benefits in connection with his termination. The following table assumes that such Named Executive Officer’s employment agreement terminated on December 31, 2025, the last day of our 2025 fiscal year. In all cases, the accelerated equity awards were valued as of December 31, 2025, based upon, where applicable, $42.44 per share (the closing price of our Common Stock on such date). The amounts in the table below are calculated as of December 31, 2025 pursuant to SEC rules and are not intended to reflect actual payments that may be made. Actual payments that may be made would be based on the dates and circumstances of the applicable event.
2026 Proxy Statement | Matador Resources Company73

	Payment Upon Change in Control or Termination
Named Executive Officer	Category of Payment	Upon Mutual Agreement, Dissolution/ Liquidation, Death or Total Disability ($)(1)	Termination by Us Without Just Cause or by Named Executive Officer for Good Reason ($)(1)	Termination Following a Change in Control Without Cause or by Named Executive Officer With or Without Good Reason ($)(2)(3)	Change in Control Without Termination ($)(3)
Joseph Wm. Foran	Salary	—	3,600,000(4)	5,400,000(5)	—
	Bonus	3,813,000(6)	7,626,000(7)	11,439,000(8)	—
	Vesting equity:(9)
	Phantom Units	—	—	2,970,800	—
	PSUs	—	—	2,546,400	2,546,400
	Total	3,813,000	11,226,000	22,356,200	2,546,400
Van H. Singleton, II	Salary	—	1,350,000(10)	2,700,000(5)	—
	Bonus	1,781,938(6)	2,672,906(11)	5,345,813(8)	—
	Vesting equity:(9)
	Phantom Units	—	—	1,485,400	—
	PSUs	—	—	1,273,200	1,273,200
	Total	1,781,938	4,022,906	10,804,413	1,273,200
Bryan A. Erman	Salary	—	1,350,000(10)	2,700,000(5)	—
	Bonus	1,586,313(6)	2,379,469(11)	4,758,938(8)	—
	Vesting equity:(9)
	Phantom Units	—	—	1,188,320	—
	PSUs	—	—	1,188,320	1,188,320
	Restricted stock	—	—	113,187	—
	Total	1,586,313	3,729,469	9,948,765	1,188,320
Robert T. Macalik	Salary	—	1,275,000(10)	2,550,000(5)	—
	Bonus	1,539,563(6)	2,309,345(11)	4,618,689(8)	—
	Vesting equity:(9)
	Phantom Units	—	—	763,920	—
	PSUs	—	—	1,188,320	1,188,320
	Restricted stock	—	—	396,135	—
	Total	1,539,563	3,584,345	9,517,064	1,188,320
Brian J. Willey	Salary	—	1,350,000(10)	2,700,000(5)	—
	Bonus	1,523,375(6)	2,285,063(11)	4,570,125(8)	—
	Vesting equity:(9)
	Phantom Units	—	—	1,188,320	—
	PSUs	—	—	1,188,320	1,188,320
	Restricted stock	—	—	113,187	—
	Total	1,523,375	3,635,063	9,759,952	1,188,320
G. Gregg Krug	Salary	—	1,350,000(10)	2,700,000(5)	—
	Bonus	1,781,938(6)	2,672,906(11)	5,345,813(8)	—
	Vesting equity:(9)
	Phantom Units	—	—	1,485,400	—
	PSUs	—	—	1,273,200	1,273,200
	Total	1,781,938	4,022,906	10,804,413	1,273,200
(1)Amounts due upon death, total disability, mutual agreement, dissolution or liquidation, termination by us without cause or termination by a Named
Executive Officer for good reason are payable in a lump sum on the 60th day following the date of termination unless otherwise required by
Section 409A of the Code. Messrs. Erman and Willey's employment agreements do not (and Mr. Macalik’s employment agreement did not)
provide for severance payments and benefits if they terminate for “good reason” except following a change in control.
(2)Amounts due to Messrs. Foran, Singleton and Krug in the event that such Named Executive Officer is terminated without “just cause” or terminates his employment for “good reason” (or by Mr. Foran without good reason) within 30 days prior to, or 12 months following, a “change in control” are payable in a lump sum on the date that immediately follows six months from the date of termination or, if earlier, within 30 days
74Matador Resources Company | 2026 Proxy Statement
following such Named Executive Officer’s death. Amounts due to Messrs. Erman, Macalik and Willey in the event that such Named Executive
Officer is terminated without “just cause” or terminates his employment for “good reason” within 30 days prior to, or 12 months following, a
“change in control” are payable in a lump sum on the 60th day following the date of termination unless otherwise required by Section 409A of the
Code.
(3)Pursuant to the terms of the PSU award agreements, upon a “change in control,” the Named Executive Officer would vest in the number of PSUs that would have otherwise vested based on the Company’s performance through an abbreviated performance period that ends immediately prior to the effective date of such change in control. The amount shown assumes achievement of the 50th percentile in relative total shareholder return performance with 100% of target units vesting.
(4)Represents two times such Named Executive Officer’s base salary as of the termination date.
(5)Represents three times such Named Executive Officer’s base salary as of the termination date.
(6)Represents an amount equal to the average annual cash bonus pursuant to the Cash Incentive Plan paid to such Named Executive Officer for
2025 and 2024, respectively.
(7)Represents two times an amount equal to the average annual cash bonus pursuant to the Cash Incentive Plan paid to such Named Executive
Officer for 2025 and 2024, respectively.
(8)Represents three times an amount equal to the average annual cash bonus pursuant to the Cash Incentive Plan paid to such Named Executive
Officer for 2025 and 2024, respectively.
(9)Mr. Foran’s employment agreement provides for accelerated and full vesting of unvested equity incentive awards held by him in the event that he is terminated without “just cause” or terminates his employment with or without “good reason” within 30 days prior to, or 12 months following, a
“change in control.” Messrs. Singleton, Erman, Macalik, Willey and Krug’s employment agreements provide for accelerated and full vesting of unvested equity incentive awards held by these Named Executive Officers in the event that such Named Executive Officer is terminated without
“just cause” or terminates his employment with “good reason,” within 30 days prior to, or 12 months following, a “change in control.” The amounts disclosed reflect the closing price of our Common Stock on December 31, 2025 of $42.44 per share multiplied by the number of unvested phantom units, restricted stock or PSUs, as applicable, held by such Named Executive Officer on December 31, 2025.
(10)Represents 1.5 times such Named Executive Officer’s base salary as of the termination date.
(11)Represents 1.5 times an amount equal to the average annual cash bonus pursuant to the Cash Incentive Plan paid to such Named Executive
Officer for 2025 and 2024, respectively.
2026 Proxy Statement | Matador Resources Company75
CHIEF EXECUTIVE OFFICER PAY RATIO
CHIEF EXECUTIVE OFFICER PAY RATIO
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of
Regulation S-K (“Item 402(u)”), we are providing the following information regarding the ratio of the annual total compensation of our median-compensated employee (as described below) and that of our Chairman and Chief Executive
Officer, Joseph Wm. Foran. We believe that the pay ratio reflected below is a reasonable estimate calculated in a manner consistent with Item 402(u).
The SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported below, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
Pursuant to Item 402(u), we identified the median-compensated employee of all our employees (other than Mr. Foran)
using our employee population as of December 31, 2025, which consisted of 476 employees (all of which are located in the United States), and using a compensation measure of total cash compensation, consisting of total base pay and bonuses earned during the year ended December 31, 2025. This compensation measure was consistently applied to all employees. Compensation was annualized on a straight-line basis for employees who did not work all of 2025.
After identifying the median-compensated employee using this consistently applied compensation measure, we then calculated that employee’s 2025 annual total compensation in the same manner used to calculate the Named Executive
Officers’ total compensation, as reported in the Summary Compensation Table.
For 2025, the annual total compensation of our median-compensated employee was $225,777, and the annual total compensation of Mr. Foran was $9,775,611, as reported in the Summary Compensation Table. Based on this information, for 2025, the ratio of Mr. Foran’s annual total compensation to the annual total compensation of our median-compensated employee was estimated to be 43 to 1.
76Matador Resources Company | 2026 Proxy Statement
PAY VERSUS PERFORMANCE
PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of
Regulation S-K, we are providing the following information about the relationship between executive “compensation actually paid” and certain financial performance of the Company. For further information concerning the Company’s pay for performance philosophy and how the Company aligns executive compensation with the Company’s performance, see
“Executive Compensation—Compensation Discussion and Analysis.”

Year (a)	Summary Compensation Table Total for Principal Executive Officer (“PEO”)(1) (b)	Compensation Actually Paid to PEO(2) (c)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers(3) (d)	Average Compensation Actually Paid to Non-PEO Named Executive Officers(4) (e)	Value of Initial Fixed $100 Investment Based On:		Net Income (thousands)(7) (h)	Adj. EBITDA (thousands)(8) (i)
					Total Shareholder Return(5) (f)	Peer Group Total Shareholder Return(6) (g)
2025	$9,775,611	$6,800,301	$3,961,104	$2,676,938	$354.83	$193.01	$759,221	$2,294,551
2024	$8,437,049	$9,339,737	$4,066,175	$4,385,440	$468.61	$187.97	$885,322	$2,298,777
2023	$8,056,599	$7,633,074	$3,542,613	$3,274,057	$473.10	$204.12	$846,074	$1,849,547
2022	$8,951,318	$21,872,248	$3,126,314	$7,943,940	$475.35	$192.58	$1,214,206	$2,127,156
2021	$9,057,189	$27,355,621	$4,310,734	$12,883,431	$306.57	$137.26	$584,968	$1,051,973
(1)  The dollar amounts reported in column (b) are the amounts reported for Mr. Foran for each of the corresponding years in the “Total”
column of the Summary Compensation Table. See “Executive Compensation—Summary Compensation Table”.
(2)  The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. Foran, as computed in accordance with
Item 402(v) of Regulation S-K, and do not reflect the total compensation actually realized or received by Mr. Foran. These amounts reflect the amounts included in the “Total” column of the Summary Compensation Table for each year, adjusted in accordance with these rules as shown below for 2025. Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

Compensation Actually Paid to PEO	2025
Summary Compensation Table Total	$9,775,611
Less, value of “Stock Awards” reported in Summary Compensation Table	$(4,222,400)
Plus, year-end fair value of outstanding and unvested equity awards granted in the year	$2,854,400
Plus (less), year over year change in fair value of outstanding and unvested equity awards granted in prior years	$(1,137,800)
Plus (less), change in fair value from prior year-end to vesting date of equity awards granted in prior years that vested in the year	$(469,510)
Compensation Actually Paid to PEO	$6,800,301
(3)  The dollar amounts reported in column (d) represent the average of the amounts reported for the Named Executive Officers as a group (excluding
Mr. Foran) in the “Total” column of the Summary Compensation Table in each applicable year. Each of the Named Executive Officers included for these purposes (the “Non-PEO Named Executive Officers”) in each applicable year are as follows: (i) for 2025, Messrs. Singleton, Erman, Macalik,
Willey, Krug and Lambert; (ii) for 2024, Messrs. Singleton, Willey, Krug and Erman; (iii) for 2023, Messrs. Singleton, Willey, Billy E. Goodwin, Craig
N. Adams and Michael D. Frenzel; (iv) for 2022, Messrs. Goodwin, Singleton, Adams, Frenzel and David E. Lancaster; and (v) for 2021, Messrs.
Adams, Goodwin, Lancaster and Matthew V. Hairford.
(4)  The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the Non-PEO Named Executive
Officers, as computed in accordance with Item 402(v) of Regulation S-K. These amounts reflect the average of the amounts in the “Total” column of the Summary Compensation Table for each year, adjusted in accordance with these rules as shown below for 2025. Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of the grant.
2026 Proxy Statement | Matador Resources Company77

Average Compensation Actually Paid to Non-PEO Named Executive Officers	2025
Average Summary Compensation Table Total	$3,961,104
Less, average value of "Stock Awards" reported in Summary Compensation Table	$(1,802,990)
Plus, average year-end fair value of outstanding and unvested equity awards granted in the year	$1,117,973
Plus (less), average year over year change in fair value of outstanding and unvested equity awards granted in prior years	$(450,285)
Plus (less), average change in fair value from prior year-end to vesting date of equity awards granted in prior years that vested in the year	$(148,864)
Average Compensation Actually Paid to Non-PEO Named Executive Officers	$2,676,938
(5)  Total Shareholder Return is calculated by dividing (a) the sum of (i) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (ii) the difference between the Company’s share price at the end of each fiscal year shown and the beginning of the measurement period by (b) the Company’s share price at the beginning of the measurement period. The beginning of the measurement period for each year in the table is December 31, 2020.
(6) The peer group used for this purpose is the following published industry index: Russell 2000 Energy Index.
(7)  The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.
(8)  We determined Adjusted EBITDA to be the most important financial performance measure used to link Company performance to "compensation actually paid" to our PEO and Non-PEO Named Executive Officers in 2025. Adjusted EBITDA is a non-GAAP financial measure. For a definition of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to Matador’s net income (loss) and net cash provided by operating activities, see
Annex A to this Proxy Statement. This performance measure may not have been the most important financial performance measure for prior years and we may determine a different financial performance measure to be the most important financial performance measure in future years.
Description of Certain Relationships between Information Presented in the Pay Versus Performance Table
As described in more detail in the section “Executive Compensation—Compensation Discussion and Analysis,” the
Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, all of those
Company measures are not presented in the Pay Versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with SEC rules) for a particular year. In accordance with
SEC rules, the Company is providing the following descriptions of the relationships between information presented in the
Pay Versus Performance table.
78Matador Resources Company | 2026 Proxy Statement

Compensation Actually Paid ("CAP") Versus
Total Shareholder Return ("TSR")
$32,000
$24,000
$16,000
$8,000
$—
$500
$450
$400
$350
$300
$250
$200
$150
$100
Compensation Actually Paid
($ Thousands)
Total Shareholder Return
(FYE 2020 Indexed to $100)
2021
2022
2023
2024
2025
PEO CAP
Non-PEO Named Executive Officers CAP
Company Cumulative TSR
Peer Index Cumulative TSR

Compensation Actually Paid Versus Net Income
$32,000
$24,000
$16,000
$8,000
$—
$1,500,000
$1,000,000
$500,000
$—
$(500,000)
$(1,000,000)
Compensation Actually Paid ($ Thousands)
Net Income ($ Thousands)
2021
2022
2023
2024
2025
PEO CAP
Non-PEO Named Executive Officers CAP
Net Income

2026 Proxy Statement | Matador Resources Company79

Compensation Actually Paid Versus Adjusted EBITDA
Compensation Actually Paid ($ Thousands)
$32,000
$24,000
$16,000
$8,000
$—
Adjusted EBITDA ($ Thousands)
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$—
2021
2022
2023
2024
2025
PEO CAP
Non-PEO Named Executive Officers CAP
Adjusted EBITDA

Financial Performance Measures
As described in greater detail under “Executive Compensation—Compensation Discussion and Analysis,” the Company’s
executive compensation program reflects a variable pay-for-performance philosophy. The metrics that the Company uses for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our Named
Executive Officers to increase the value of our enterprise for our shareholders. The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s Named Executive
Officers, for the most recently completed fiscal year, to the Company’s performance are as follows:
1.Total Shareholder Return
2.Adjusted EBITDA
3.Net Debt / Adjusted EBITDA
4.Adjusted Operating Costs per BOE
5.Return on Average Capital Employed
80Matador Resources Company | 2026 Proxy Statement
DIRECTOR COMPENSATION
DIRECTOR COMPENSATION
The following table summarizes the total compensation awarded or paid to non-employee directors during the year ended December 31, 2025. Mr. Foran did not receive any additional compensation for serving as a director in 2025. His compensation for his services as our Chairman and Chief Executive Officer is reflected in the Summary Compensation
Table.

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Total
Shelley F. Appel(2)	$154,347	$199,953	$354,300
Reynald A. Baribault	$185,000	$199,953	$384,953
R. Gaines Baty(3)	$185,000	$199,953	$384,953
William M. Byerley	$135,000	$199,953	$334,953
Monika U. Ehrman	$120,000	$199,953	$319,953
Paul W. Harvey(4)	$79,059	$253,863	$332,922
James M. Howard(5)	$55,000	$—	$55,000
Timothy E. Parker(6)	$210,000	$199,953	$409,953
Kenneth L. Stewart	$110,000	$199,953	$309,953
Susan M. Ward	$110,000	$199,953	$309,953
(1)Reflects the grant date fair value of RSUs, calculated in accordance with FASB ASC Topic 718, excluding the effect of any estimated forfeitures.
See Note 9 to the Company’s consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31,
2025 for additional detail regarding assumptions underlying the value of these awards. RSUs granted for 2025-2026 service vest immediately prior to the election of the nominees for director at the 2026 Annual Meeting. See “—Compensation for 2025-2026.” As of December 31, 2025,
each individual who served as a director during 2025, other than Mr. Howard, held the following outstanding unvested stock awards, all of which were RSUs. Mr. Howard did not hold any unvested RSUs at the end of 2025 as his term as director expired at the 2025 Annual Meeting.

Name	Outstanding Stock Awards
Shelley F. Appel	4,079
Reynald A. Baribault	4,079
R. Gaines Baty	4,079
William M. Byerley	4,079
Monika U. Ehrman	4,079
Paul W. Harvey(4)	4,079
Timothy E. Parker(6)	4,079
Kenneth L. Stewart	4,079
Susan M. Ward	4,079
(2)Ms. Appel serves as ESG coordinator. The ESG coordinator receives an additional cash retainer of $50,000 annually.
(3)Mr. Baty serves as deputy lead independent director. The deputy lead independent director receives an additional cash retainer of $50,000 annually.
(4)Mr. Harvey was appointed to the Board on January 27, 2025. Because Mr. Harvey was appointed to the Board more than 180 days but fewer than 270 days after the 2024 Annual Meeting, upon his appointment, Mr. Harvey was granted 1,267 RSUs, representing 50% of the RSUs that the other members of the Board received in 2024.
(5)Mr. Howard's term expired at the 2025 Annual Meeting.
(6)Mr. Parker serves as lead independent director. The lead independent director receives an additional cash retainer of $100,000 annually.
2026 Proxy Statement | Matador Resources Company81
Compensation for 2025-2026
For the period commencing at the 2025 Annual Meeting and ending at the 2026 Annual Meeting, our non-employee directors’ compensation program was as set forth below:
•annual cash retainer of $85,000;
•the chair of each of the below committees received the following additional, annual cash retainer:

Committee	Retainer
Operations and Engineering	$50,000
Prospect	$50,000
Audit	$50,000
Strategic Planning and Compensation	$50,000
Nominating and Corporate Governance	$25,000
Sustainability and Development	$35,000
Capital Markets and Finance	$25,000
Marketing and Midstream	$25,000
•the lead independent director received an additional cash retainer of $100,000;
•the deputy lead independent director received an additional cash retainer of $50,000;
•the ESG coordinator received an additional cash retainer of $50,000; and
•at the meeting of the Board immediately following the 2025 Annual Meeting, each non-employee director received an annual grant of RSUs equal to approximately $200,000 in value, which vests on the earlier of the first anniversary of the 2025 Annual Meeting or immediately prior to the election of the nominees for director at the 2026 Annual Meeting
(the “2025 RSU Award”).
If a director had been appointed or elected to the Board at any time following the 2025 Annual Meeting but prior to the
2026 Annual Meeting, such director would have been granted the applicable percentage of the 2025 RSU Award detailed below, effective on the date of such director’s appointment: (i) if a director had been appointed or elected to the Board within 90 days after the 2025 Annual Meeting, such director would have been entitled to receive 100% of the 2025 RSU
Award; (ii) if a director had been appointed or elected to the Board more than 90 days but 180 or fewer days after the
2025 Annual Meeting, such director would have been entitled to receive 75% of the 2025 RSU Award; (iii) if a director had been appointed or elected to the Board more than 180 days but 270 or fewer days after the 2025 Annual Meeting, such director would have been entitled to receive 50% of the 2025 RSU Award and (iv) if a director was appointed or elected to the Board more than 270 days after the 2025 Annual Meeting but prior to the 2026 Annual Meeting, such director would have been entitled to receive 25% of the 2025 RSU Award.
In addition, we reimburse our directors for travel, lodging and related expenses incurred in attending Board and committee meetings.
Director Stock Ownership Guidelines
Our non-employee directors are expected to follow our voluntary stock ownership guidelines for non-employee directors.
Within three years of becoming a director, each non-employee director is expected to own $425,000 of Common Stock and continue to hold such shares while serving as a director. As of December 31, 2025, all directors owned or were on track to own within three years of becoming a director in excess of $425,000 of Common Stock. Shares that count toward the stock ownership guidelines include RSUs.  Until a director reaches the expected stock ownership level, such director is expected to hold all shares received upon the vesting of RSUs.
82Matador Resources Company | 2026 Proxy Statement
EQUITY COMPENSATION PLAN INFORMATION
The following table presents information with respect to our equity compensation plans as of December 31, 2025:

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)(2)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)(3)	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in Column (a)) (c)(4)
Equity compensation plans approved by security holders(1)	1,297,593	$—	6,735,622
Equity compensation plans not approved by security holders	—	—	—
Total	1,297,593	$—	6,735,622
(1)Includes shares authorized under the Matador Resources Company Amended and Restated 2012 Long-Term Incentive Plan (as amended, the “2012 Plan”), the 2019 Plan and the ESPP.
(2)Reflects the number of PSUs granted under the 2019 Plan based on the maximum level of achievement, which may be more than the number of shares issued in settlement of PSUs that are ultimately earned.
(3)As of December 31, 2025, there were no outstanding stock options under any of the equity compensation plans. Restricted stock, phantom units, RSUs, and PSUs are not reflected in this column as they do not have an exercise price.
(4)Includes 2,902,512 shares reserved for future issuance under the 2019 Plan and 3,833,110 shares reserved for future issuance under the
ESPP. No further awards may be granted under the 2012 Plan, although awards remain outstanding thereunder.
2026 Proxy Statement | Matador Resources Company83
TRANSACTIONS WITH RELATED PERSONS
TRANSACTIONS WITH RELATED PERSONS
Except as disclosed below, during 2025, there was not, nor was there proposed as of December 31, 2025, any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeded or exceeds
$120,000 and in which any of our directors, nominees for directors, executive officers, beneficial owners of more than 5%
of any class of our voting securities or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than compensation arrangements with directors and executive officers, which are described in “Executive Compensation— Compensation Discussion and Analysis” and “Director Compensation”
above.
Working Interest and Overriding Royalty Interest Owners
Joseph Wm. Foran, Chairman and Chief Executive Officer, Shelley F. Appel, member of the Board, and certain of their affiliated entities (collectively, the “Foran Entities”) are working interest owners and/or overriding royalty interest owners in certain properties operated by the Company. As working interest owners, the Foran Entities are required to pay their proportionate share of all costs and are entitled to receive their proportionate share of revenues in the normal course of business. As overriding royalty interest owners, the Foran Entities are entitled to receive their proportionate share of revenues from the wells in which they own an interest in the normal course of business. During 2025, revenues, net of costs, received by the Foran Entities in their capacity as working interest owners or overriding royalty interest owners were approximately $10.6 million (the “Related Net Revenue Payments”). The Related Net Revenue Payments represent less than 1% of our total third-party net revenue payments during 2025.
In our capacity as operator, we incur drilling and operating costs that are billed to our partners based on their respective working interests. During 2025, our joint interest billings to the Foran Entities attributable to their share of costs were approximately $4.6 million (the “Related Joint Interest Billings”). The Related Joint Interest Billings represent less than 1%
of our total joint interest billings during 2025. As a result of this ownership by the Foran Entities, from time to time, we will be in a net receivable or net payable position with certain of the Foran Entities. We do not consider any net receivables from the Foran Entities to be uncollectible.
The Audit Committee reviewed the terms of the working interests and/or overriding royalty interests of the Foran Entities for potential conflicts of interest under the Company's Related Person Transaction Policy (the "Related Person
Transaction Policy"), and, after being fully informed as to Mr. Foran’s and Ms. Appel's relationships and interests in such transactions and all other material facts related to the Related Net Revenue Payments and Related Joint Interest Billings,
determined that such transactions and the Related Net Revenue Payments and Related Joint Interest Billings were fair to the Company and recommended such transactions and the Related Net Revenue Payments and Related Joint Interest
Billings to the full Board for approval and ratification. The Board subsequently approved and ratified the transactions and the Related Net Revenue Payments and Related Joint Interest Billings.
Greyhound Joint Venture
The Company has entered into a joint venture, Greyhound, with Spearpoint to generate value through a well development program in our Twin Lakes asset area. An adult child of Mr. Foran and the sibling of Ms. Appel is the founder of Spearpoint and serves as the chief executive officer and chairman of the board of directors of Spearpoint. Mr. Foran’s child has a
Bachelor of Arts degree in Economics from Princeton University, a Master of Science degree in Petroleum Engineering from Texas A&M University and a Master of Business Administration degree from Rice University. Mr. Foran’s child worked for a major oil and gas company as a petroleum petrophysicist. Prior to attending Texas A&M, Mr. Foran’s child served in the United States Marine Corp, including two tours of duty overseas, and has continued to serve in United States Marine
Corp Reserve, recently achieving the rank of Major. Mr. Foran’s child may perform shared services to Greyhound, for which Greyhound would reimburse Spearpoint. In addition, Ms. Appel holds an ownership interest in Spearpoint.
During 2025, the Company made capital contributions to Greyhound of approximately $18.5 million (the “Capital
Contributions”) and provided approximately $0.7 million of shared services to Greyhound in 2025, and Spearpoint made capital contributions to Greyhound of approximately $17.8 million and provided approximately $0.3 million of shared
84Matador Resources Company | 2026 Proxy Statement
services to Greyhound in 2025. Neither the Company nor Spearpoint received any distributions from Greyhound in 2025, although such distributions may be received by the Company and Spearpoint in the future.
The Audit Committee reviewed the terms of the joint venture for potential conflicts of interest under the Related Person
Transaction Policy, and, after being fully informed as to Mr. Foran’s, his adult child’s and Ms. Appel's relationships and interests in such transactions and all other material facts related to Greyhound, determined that such transactions were fair to the Company and recommended such transactions to the full Board for approval and ratification. The Board subsequently approved and ratified the transactions.
Oilfield Equipment Purchase
The son-in-law of Mr. Foran and brother-in-law of Ms. Appel serves as the General Manager of DCiii, LLC (“DC3”).  During
2025, the Company purchased certain oilfield equipment from DC3 for an aggregate amount of approximately $1.1 million
(the “Equipment Purchases”).  The Audit Committee reviewed the terms of the Equipment Purchases for potential conflicts of interest under the Related Person Transaction Policy and, after being fully informed as to Mr. Foran’s, his son-in-law’s and Ms. Appel’s relationships and interests in such transactions and all other material facts related to the Equipment
Purchases, determined that the Equipment Purchases were fair to the Company and recommended the Equipment
Purchases to the full Board for approval and ratification.  The Board subsequently approved and ratified the Equipment
Purchases.
Certain Employment Relationships
An adult child of Mr. Foran and a sibling of Ms. Appel has been an employee of the Company since 2015 and was compensated in 2025, and is expected to be compensated in 2026, between $120,000 and $500,000. Mr. Foran’s child has a Bachelor of Science degree in Human Resource Development and a Master of Science degree in Human Resource
Management, both from Texas A&M University. She has more than 14 years of industry experience, including with another publicly traded exploration and production company. The Audit Committee reviewed the terms of the employment arrangement for potential conflicts of interest under the Related Person Transaction Policy and, after being fully informed as to the employment arrangement and historical and anticipated compensation of Mr. Foran’s child, and all other material facts related to the relationship, determined that the employment arrangement was fair to the Company and recommended the employment arrangement to the full Board for approval and ratification. The Board subsequently approved and ratified such employment arrangement.
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and executive officers and expect to do so in the future for any new directors and executive officers. The indemnification agreements provide the directors and executive officers with contractual rights to indemnification, expense advancement and reimbursement to the fullest extent permitted by applicable law.
Procedures for Approval of Related Person Transactions
Pursuant to the Related Person Transaction Policy in effect as of December 31, 2025, a “Related Person Transaction” is
defined as a transaction (including any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness)), or series of related transactions, or any material amendment to any such transaction, in which a Related Person (as defined below) has or will have a direct or indirect material interest and in which we are a participant, other than:
•a transaction involving compensation of directors that is required to be reported in our proxy statement under Item 402 of the SEC’s compensation disclosure requirements (“Item 402”);
•any employment by us of an executive officer if:
◦the related compensation is required to be reported in our proxy statement under Item 402; or
2026 Proxy Statement | Matador Resources Company85
◦the executive officer is not an “immediate family member” of another executive officer or director of the
Company, the related compensation would be reported in our proxy statement under Item 402 if the executive officer was a “named executive officer” and the Compensation Committee approved (or recommended that the Board approve) such compensation;
•a transaction with a Related Person involving less than $120,000;
•a transaction in which the interest of the Related Person arises solely from the ownership of a class of our equity securities and all holders of that class receive the same benefit on a pro rata basis;
•a transaction in which a Related Person has an indirect interest solely as a result of being (a) a director or, together with all other Related Persons, a less than 10% beneficial owner of an equity interest in another entity, or both, or (b) a limited partner in a partnership in which the Related Person, together with all other Related Persons, has an interest of less than 10%;
•a transaction in which the rates or charges involved therein are determined by competitive bids, or a transaction that involves the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority;
•any transaction with another company at which a Related Person’s only relationship is as an employee (other than an executive officer), if the aggregate amount involved does not exceed the greater of $1,000,000, or 2% of that company’s total annual revenues;
•any charitable contribution, grant or endowment by us to a charitable organization, foundation or university at which a
Related Person’s only relationship is as an employee (other than an executive officer), if the aggregate amount involved does not exceed the lesser of $1,000,000, or 2% of the charitable organization’s total annual receipts;
•any transaction with another publicly traded company where the Related Person’s interest arises solely from beneficial ownership of more than 5% of our Common Stock and ownership of a non-controlling interest in the other publicly traded company;
•reimbursement of business expenses incurred by a director, officer or employee of the Company in the performance of his or her duties and approved for reimbursement by the Company in accordance with the Company’s customary policies and practices; or
•indemnification and advancement of expenses made pursuant to the Certificate of Formation or the Bylaws or pursuant to any agreement.
“Related Person” means:
•any person who is, or at any time since the beginning of the Company’s last completed fiscal year was, one of our executive officers or one of our directors or nominees for director;
•any person (including any entity or group) who is known by us to be the beneficial owner of more than 5% of our
Common Stock;
•any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law or person residing (other than a tenant or employee) in the home of a director, nominee for director, executive officer or a beneficial owner of more than 5% of our Common Stock; and
•any entity that is owned or controlled by any of the foregoing persons or in which any of the foregoing persons is a general partner or executive officer or in which such person, together with all other of the foregoing persons, owns
10% or more of the equity interests thereof.
Pursuant to the Related Person Transaction Policy, the Audit Committee must review all material facts of each Related
Person Transaction and recommend either approval or disapproval of the Related Person Transaction to the full Board,
86Matador Resources Company | 2026 Proxy Statement
subject to certain limited exceptions. In determining whether to recommend approval or disapproval of the Related Person
Transaction, the Audit Committee must, after reviewing all material facts of the Related Person Transaction and the
Related Person’s relationship and interest, determine whether the Related Person Transaction is fair to the Company and in, or not consistent with, the interests of the Company and its shareholders. If a Related Person Transaction will be ongoing, the Audit Committee, on at least an annual basis, will review and assess ongoing relationships with the Related
Persons to see that they are in compliance with Audit Committee guidelines. Further, the policy requires that all Related
Person Transactions be disclosed in our filings with the SEC and/or our website in accordance with applicable laws, rules and regulations.
2026 Proxy Statement | Matador Resources Company87
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT
The following table presents the beneficial ownership of our Common Stock as of April 13, 2026 for (i) each person beneficially owning more than 5% of the outstanding shares of our Common Stock, (ii) each director and nominee for director of the Company, (iii) each named executive officer of the Company listed in the Summary Compensation Table and (iv) all of our directors, nominees and executive officers as a group. Except pursuant to applicable community property laws and except as otherwise indicated, each shareholder possesses sole voting and investment power with respect to its, his or her shares. The business address of each of our directors and executive officers is c/o Matador
Resources Company, One Lincoln Centre, 5400 LBJ Freeway, Suite 1500, Dallas, Texas 75240. The applicable percentage ownership is based on 124,200,880 shares of our Common Stock issued and outstanding as of April 13, 2026, plus, on an individual basis, the right of that individual to (i) obtain Common Stock upon exercise of stock options or (ii)
obtain Common Stock upon the vesting or delivery of RSUs, in each case within 60 days of April 13, 2026. The information is based on Form 3s, Form 4s, Form 5s, Schedule 13Ds, Schedule 13Gs and Schedule 13G/As filed through
April 13, 2026.

Name	Amount and Nature of Ownership of Common Stock	Percent of Class
Directors, Nominees and Named Executive Officers
Joseph Wm. Foran(1)	5,450,980	4.4%
Shelley F. Appel(2)	1,747,442	1.4%
Reynald A. Baribault(3)	145,725	*
R. Gaines Baty(4)	73,396	*
William M. Byerley(5)	55,811	*
Monika U. Ehrman(6)	41,463	*
Bryan A. Erman(7)	85,216	*
Paul W. Harvey(8)	44,421	*
G. Gregg Krug	229,650	*
William D. Lambert(9)	10,650	*
Robert T. Macalik(10)	143,796	*
Timothy E. Parker(11)	89,869	*
Van H. Singleton, II(12)	298,879	*
Kenneth L. Stewart(13)	90,505	*
Susan M. Ward(14)	14,923	*
Brian J. Willey(15)	97,861	*
All Directors, Nominees and Executive Officers as a Group (19 persons)(16)	7,283,792	5.9%
Other 5% Owners
BlackRock, Inc.(18)	10,511,588	8.5%
Dimensional Fund Advisors LP(19)	6,411,520	5.2%
*Less than one percent (1%)
(1)Includes (i) 1,105,913 shares of Common Stock held of record by Sage Resources, Ltd., a limited partnership owned by the Foran family, including Mr. Foran; (ii) 1,137,182 shares of Common Stock held of record, collectively, by the LRF 2011 Non-GST Trust, WJF 2011 Non-GST
Trust, JNF 2011 Non-GST Trust, SIF 2011 Non-GST Trust and MCF 2011 Non-GST Trust (collectively, the “2011 Non-GST Trusts”), for which trusts Mr. Foran and his spouse, as settlors of each of the 2011 Non-GST Trusts, retain the power of substitution with respect to the property of the 2011 Non-GST Trusts; (iii) 35,123 shares of Common Stock held of record by each of the JWF 2024-2 GRAT and the NNF 2024-2 GRAT, for which Mr. Foran is the trustee and over which Mr. Foran has sole voting and investment power; (iv) 46,787 shares of Common Stock held of record by each of the JWF 2025-1 GRAT and the NNF 2025-1 GRAT, for which Mr. Foran is the trustee and over which Mr. Foran has sole voting and investment power; (v) 92,009 shares of Common Stock held of record by each of the JWF 2025-2 GRAT and the NNF 2025-2 GRAT, for which Mr. Foran is the trustee and over which Mr. Foran has sole voting and investment power; (vi) 499,032 shares of Common Stock held of record by the Foran 2012 Security Trust, for which Mr. Foran is the trustee and over which Mr. Foran has sole voting and investment power; (vii)
534,381 shares of Common Stock held of record by the Foran 2012 Savings Trust, for which Mr. Foran’s spouse is a trustee; (viii) 238,200 shares of Common Stock held of record by each of the JWF 2026-1 GRAT and the NNF 2026-1 GRAT, for which Mr. Foran is the trustee and over which Mr. Foran has sole voting and investment power; and (ix) 1,347,912 shares of Common Stock held of record, collectively, by the LRF
2020 Non-GST Trust, WJF 2020 Non-GST Trust, SIF 2020 Non-GST Trust and MCF 2020 Non-GST Trust (collectively, the “2020 Non-GST
Trusts”), for which trusts Mr. Foran and his spouse, as settlors of each of the 2020 Non-GST Trusts, retain the power of substitution with respect to the property of the 2020 Non-GST Trusts.
(2)Includes (i) 1,105,913 shares of Common Stock held of record by Sage Resources, Ltd., a limited partnership owned by the Foran family, including Ms. Appel; (ii) 227,416 shares of Common Stock held of record by the SIF 2011 Non-GST Trust; (iii) 336,978 shares of Common Stock
88Matador Resources Company | 2026 Proxy Statement
held of record by the SIF 2020 Non-GST Trust; (iv) 5,084 shares of Common Stock held of record by the Individual Retirement Account of Ms.
Appel; (v) 3,350 shares of Common Stock held of record by the 401(k) account of Ms. Appel; (vi) 58 shares of Common Stock held of record by the Health Savings Account of Ms. Appel’s spouse; and (vii) 4,079 shares of Common Stock issuable to Ms. Appel upon the vesting of RSUs.
(3)Includes 6,915 shares of Common Stock held of record by the Individual Retirement Account of Mr. Baribault. Also includes 116,118 shares of
Common Stock held of record by the Reynald A. Baribault Maritalized Revocable Living Trust and 7,818 shares of Common Stock held of record by the Sally K. Baribault Maritalized Revocable Living Trust, for which trusts both Mr. Baribault and his spouse are trustees and share voting and investment power. Also includes 12,341 shares of Common Stock issuable to Mr. Baribault upon the vesting and delivery of RSUs.
(4)Includes 23,578 shares of Common Stock issuable to Mr. Baty upon the vesting and delivery of RSUs.
(5)Includes 23,578 shares of Common Stock issuable to Mr. Byerley upon the vesting and delivery of RSUs.
(6)Includes 4,079 shares of Common Stock issuable to Ms. Ehrman upon the vesting of RSUs.
(7)Includes 4,250 shares of Common Stock held of record by the 401(k) account of Mr. Erman and 2,400 shares of Common Stock held of record by the Individual Retirement Account of Mr. Erman.
(8)Includes 8,500 shares of Common Stock held of record by the Individual Retirement Account of Mr. Harvey, 3,000 shares of Common Stock held of record by Wilson Peak Limo, LLC, a limited liability company owned by Mr. Harvey and his spouse and over which Mr. Harvey and his spouse share voting and investment authority, and 300 shares of Common Stock held of record by Mr. Harvey's son. Also includes 4,079 shares of
Common Stock issuable to Mr. Harvey upon the vesting of RSUs.
(9)Includes 650 shares of Common Stock held of record by the Individual Retirement Account of Mr. Lambert. Also includes 10,000 shares of restricted stock. Pursuant to the terms of Mr. Lambert's restricted stock grants, Mr. Lambert has the right to vote such shares but may only dispose of such shares to the extent they have vested. Information based solely on a Form 4 filed with the SEC on September 15, 2025. Mr.
Lambert departed the Company in September 2025, at which time he was no longer an executive officer of the Company.
(10)Includes 35,039 shares of Common Stock held of record by the Individual Retirement Account of Mr. Macalik. Also includes 3,334 shares of restricted stock. Pursuant to the terms of Mr. Macalik's restricted stock grants, Mr. Macalik has the right to vote such shares but may only dispose of such shares to the extent they have vested. Mr. Macalik ceased serving as Executive Vice President and Chief Financial Officer of the
Company on April 21, 2026, at which time he was no longer an executive officer of the Company.
(11)Includes 4,079 shares of Common Stock issuable to Mr. Parker upon the vesting of RSUs.
(12)Includes 2,505 shares of Common Stock held of record by the 401(k) account of Mr. Singleton.
(13)Includes 16,611 shares of Common Stock issuable to Mr. Stewart upon the vesting and delivery of RSUs.
(14)Includes 4,079 shares of Common Stock issuable to Ms. Ward upon the vesting and delivery of RSUs.
(15)Includes 3,760 shares of Common Stock held of record by the Individual Retirement Account of Mr. Willey and 2,950 shares of Common Stock held of record by the 401(k) account of Mr. Willey. Also includes 2,667 shares of restricted stock. Pursuant to the terms of Mr. Willey's restricted stock grants, Mr. Willey has the right to vote such shares but may only dispose of such shares to the extent they have vested.
(16)Includes 22,669 shares of restricted stock held by our executive officers. Pursuant to the terms of such restricted stock grants, the executive officers have the right to vote such shares but may only dispose of such shares to the extent they have vested. Also includes 96,503 shares of
Common Stock issuable to directors upon the vesting and delivery of RSUs.
(17)Information based solely on a Schedule 13G/A filed with the SEC on November 12, 2024. The Schedule 13G/A reports that BlackRock, Inc.
(“BlackRock”) beneficially owns 10,511,588 shares of Common Stock, has sole voting power with respect to 10,236,625 shares of Common
Stock and has sole dispositive power with respect to 10,511,588 shares of Common Stock. According to the Schedule 13G/A, BlackRock’s
address is 50 Hudson Yards, New York, NY 10001.
(18)Information based solely on a Schedule 13G filed with the SEC on October 9, 2025. The Schedule 13G reports that Dimensional Fund Advisors
LP (“Dimensional”) beneficially owns 6,411,520 shares of Common Stock, has sole voting power with respect to 6,282,973 shares of Common
Stock and has sole dispositive power with respect to 6,411,520 shares of Common Stock. According to the Schedule 13G, Dimensional’s address is 6300 Bee Cave Road, Building One, Austin, TX 78746.
2026 Proxy Statement | Matador Resources Company89
ADDITIONAL INFORMATION
Shareholder Proposals for the 2027 Proxy Statement
For shareholder proposals to be included in the Company’s proxy statement and form of proxy relating to the 2027 Annual
Meeting, such proposals must be received by the Company at its offices in Dallas, Texas, addressed to the Corporate
Secretary of the Company, no later than December 30, 2026. If the Company changes the date of the 2027 Annual
Meeting by more than 30 days from the anniversary of the 2026 Annual Meeting, shareholder proposals must be received a reasonable time before the Company begins to print and mail the proxy materials for the 2027 Annual Meeting in order to be considered for inclusion in the Company’s proxy statement. Upon timely receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with applicable regulations and provisions governing the solicitation of proxies. In addition, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by Rule 14a-19 under the Exchange Act, no later than April 12, 2027.
Director Nominations or Other Business for Presentation at the 2027 Annual Meeting
Alternatively, shareholders intending to place in nomination persons for election as directors at an annual meeting of shareholders or to introduce an item of business at an annual meeting of shareholders without having the nomination or proposal included in the Company’s proxy statement must comply with certain procedures set forth in the Bylaws. These procedures provide, generally, among other things, that shareholders desiring to place in nomination persons for election as directors, and/or bring a proper subject of business before an annual meeting, must do so by a written notice timely received (on or before March 15, 2027, but no earlier than February 13, 2027, for the 2027 Annual Meeting) to the
Corporate Secretary of the Company containing the name and address of the shareholder and the number of shares of the Company’s Common Stock beneficially owned by the shareholder. If the notice relates to a nomination for director, it must also set forth the name, age, business and residence addresses of the candidate, the candidate’s résumé or a listing of his or her qualifications to be a director of the Company, the person’s written consent to be a director if selected by the
Nominating and Corporate Governance Committee, nominated by the Board and elected by the shareholders and any other information that would be required to be disclosed in solicitations of proxies for the election of directors. The
Company may require any proposed nominee to furnish such other information as may reasonably be required by the
Company to determine the eligibility of such proposed nominee to serve as director. Notice of an item of business shall include a brief description of the proposed business and any material interest of the shareholder in such business.
The Chairman of the meeting may refuse to allow the transaction of any business not presented, or to acknowledge the nomination of any person not made, in compliance with the foregoing procedures. Copies of the Bylaws are available from the Corporate Secretary of the Company and on the Company’s website at www.matadorresources.com under the heading “Investor Relations—Corporate Governance.”
See “Corporate Governance—Board Committees—Nominating and Corporate Governance Committee” for the process for shareholders to follow to suggest a director candidate to the Nominating and Corporate Governance Committee for
nomination by the Board.
Annual Report on Form 10-K
The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the SEC, including financial statements, is being made available to our shareholders concurrently with this Proxy Statement at
www.proxyvote.com and does not form part of the proxy solicitation material. Shareholders may obtain without charge another copy of the Annual Report on Form 10-K, excluding certain exhibits, by writing to Investor Relations, Matador
Resources Company, One Lincoln Centre, 5400 LBJ Freeway, Suite 1500, Dallas, Texas 75240.
90Matador Resources Company | 2026 Proxy Statement
OTHER BUSINESS
Management of the Company is not aware of other business to be presented for action at the Annual Meeting; however, if other matters are presented for action, it is the intention of the persons named in the accompanying form of proxy to vote in accordance with their judgment on such matters.
By Order of the Board of Directors,
Joseph Wm. Foran
Chairman and Chief Executive Officer
April 29, 2026
2026 Proxy Statement | Matador Resources Company91
ANNEX A
ANNEX A
Non-GAAP Financial Measures
Adjusted EBITDA
We define, on a consolidated basis and for San Mateo, Adjusted EBITDA as earnings before interest expense, income taxes, depletion, depreciation and amortization, accretion of asset retirement obligations, property impairments, unrealized derivative gains and losses, non-recurring transaction costs for certain acquisitions, certain other non-cash items and non-cash stock-based compensation expense and net gain or loss on asset sales and impairment. Adjusted EBITDA is not a measure of net income (loss) or net cash provided by operating activities as determined by GAAP. Adjusted EBITDA is a supplemental non-GAAP financial measure that is used by management and external users of our consolidated financial statements, such as industry analysts, investors, lenders and rating agencies. “GAAP” means generally accepted accounting principles in the United States of
America.  All references to Matador’s Adjusted EBITDA are those values attributable to Matador Resources
Company shareholders after giving effect to Adjusted EBITDA attributable to third-party non-controlling interests, including in San Mateo.
Management believes Adjusted EBITDA is necessary because it allows us to evaluate our operating performance and compare the results of operations from period to period without regard to our financing methods or capital structure. We exclude the items listed above from net income (loss) in calculating Adjusted EBITDA because these amounts can vary substantially from company to company within our industry depending upon accounting methods and book values of assets, capital structures and the method by which certain assets were acquired.
Adjusted EBITDA should not be considered an alternative to, or more meaningful than, net income (loss) or net cash provided by operating activities as determined in accordance with GAAP or as an indicator of our operating performance or liquidity. Certain items excluded from Adjusted EBITDA are significant components of understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure. Our
Adjusted EBITDA may not be comparable to similarly titled measures of another company because all companies may not calculate Adjusted EBITDA in the same manner.
The following table presents our calculation of Adjusted EBITDA and the reconciliation of Adjusted EBITDA to the
GAAP financial measures of net income and net cash provided by operating activities, respectively:
92Matador Resources Company | 2026 Proxy Statement
Adjusted EBITDA—Matador Resources Company

Year Ended
December 31, 2025
(In Thousands)
Unaudited Adjusted EBITDA Reconciliation to Net Income:
Net income attributable to Matador Resources Company shareholders	$759,221
Net income attributable to non-controlling interest in subsidiaries	101,548
Net income	860,769
Interest expense	208,520
Total income tax provision	172,675
Depletion, depreciation and amortization	1,195,358
Accretion of asset retirement obligations	7,846
Unrealized gain on derivatives	(18,084)
Non-cash stock-based compensation expense	18,327
Net loss on asset sales and impairment	589
Non-recurring income	(7,338)
Consolidated Adjusted EBITDA	2,438,662
Adjusted EBITDA attributable to non-controlling interest in subsidiaries	(144,111)
Adjusted EBITDA attributable to Matador Resources Company shareholders	$2,294,551

Year Ended
December 31, 2025
(In Thousands)
Unaudited Adjusted EBITDA Reconciliation to Net Cash Provided by Operating Activities:
Net cash provided by operating activities	$2,425,015
Net change in operating assets and liabilities	(176,189)
Interest expense, net of non-cash portion	193,756
Current income tax provision	7,088
Net loss on asset sales and impairment	589
Other non-cash and non-recurring income	(11,597)
Adjusted EBITDA attributable to non-controlling interest in subsidiaries	(144,111)
Adjusted EBITDA attributable to Matador Resources Company shareholders	$2,294,551

2026 Proxy Statement | Matador Resources Company93
Adjusted EBITDA - San Mateo (100%)

	Year Ended
	December 31, 2025	December 31, 2024
(In Thousands)
Unaudited Adjusted EBITDA Reconciliation to Net Income:
Net income	$207,242	$175,557
Depletion, depreciation and amortization	50,751	37,667
Interest expense	37,890	37,368
Accretion of asset retirement obligations	484	405
Net loss on impairment	372	—
Non-recurring (income) expense	(2,635)	2,160
Adjusted EBITDA	$294,104	$253,157

	Year Ended
	December 31, 2025	December 31, 2024
(In Thousands)
Unaudited Adjusted EBITDA Reconciliation to Net Cash Provided by Operating Activities:
Net cash provided by operating activities	$248,193	$193,030
Net change in operating assets and liabilities	10,821	21,825
Interest expense, net of non-cash portion	35,948	36,142
Other non-cash and non-recurring (income) expense	(858)	2,160
Adjusted EBITDA	$294,104	$253,157
ANNEX
Adjusted Free Cash Flow
Adjusted free cash flow is a supplemental non-GAAP financial measure that is defined, on a consolidated basis for the Company, as net cash provided by operating activities, adjusted for changes in working capital and cash performance incentives that are not included as operating cash flows, less cash flows used for capital expenditures, adjusted for changes in capital accruals. On a consolidated basis, these numbers are also adjusted for the cash flows related to non-controlling interest in subsidiaries that represent cash flows not attributable to Matador shareholders. Adjusted free cash flow should not be considered an alternative to, or more meaningful than, net cash provided by operating activities as determined in accordance with GAAP or an indicator of the Company’s liquidity.
Adjusted free cash flow is used by the Company, securities analysts and investors as an indicator of the Company’s ability to manage its operating cash flow, internally fund its D/C/E capital expenditures, pay dividends and service or incur additional debt, without regard to the timing of settlement of either operating assets and liabilities or accounts payable related to capital expenditures. Additionally, this non-GAAP financial measure may be different than similar measures used by other companies. The Company believes the presentation of adjusted free cash flow provides useful information to investors, as it provides them an additional relevant comparison of the Company’s performance, sources and uses of capital associated with its operations across periods and to the performance of the Company’s peers. In addition, this non-GAAP financial measure reflects adjustments for items of cash flows that are often excluded by securities analysts and other users of the Company’s financial statements in evaluating the
Company’s cash spend.
The table below reconciles adjusted free cash flow to its most directly comparable GAAP measure of net cash provided by operating activities. All references to Matador’s adjusted free cash flow are those values attributable to
Matador shareholders after giving effect to adjusted free cash flow attributable to third-party non-controlling interests, including in San Mateo.
94Matador Resources Company | 2026 Proxy Statement
Adjusted Free Cash Flow—Matador Resources Company

Year Ended
December 31, 2025
(In Thousands)
Net cash provided by operating activities	$2,425,015
Net change in operating assets and liabilities	(176,189)
San Mateo discretionary cash flow attributable to non-controlling interest in subsidiaries(1)	(126,916)
Performance incentives received from Five Point	13,000
Total discretionary cash flow	$2,134,910
Drilling, completion and equipping capital expenditures	1,542,253
Midstream capital expenditures	297,746
Expenditures for other property and equipment	4,246
Net change in capital accruals	(29,588)
San Mateo accrual-based capital expenditures related to non-controlling interest in subsidiaries(2)	(116,703)
Total accrual-based capital expenditures(3)	1,697,954
Adjusted free cash flow	$436,956
(1)  Represents Five Point’s 49% interest in San Mateo discretionary cash flow.
(2)  Represents Five Point’s 49% interest in accrual-based San Mateo capital expenditures.
(3)  Represents drilling, completion and equipping costs, Matador’s share of San Mateo capital expenditures plus 100% of other midstream capital expenditures not associated with San Mateo.

MATADOR RESOURCES COMPANY 5400 LBJ FREEWAY, SUITE 1500 DALLAS, TEXAS 75240
VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date.
Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE - 1-800-690-6093
Use any touch-tone telephone to transmit your voting instructions up until
11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge,
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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V34260-P07962	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

MATADOR RESOURCES COMPANY

The Board of Directors recommends you vote FOR the following:

1.	Election of Director Nominees:		For	Against	Abstain

	1a.	Joseph Wm. Foran	☐	☐	☐

	1b.	Reynald A. Baribault	☐	☐	☐

	1c.	Timothy E. Parker	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:			For	Against	Abstain

	2.	Advisory vote to approve the compensation of the Company's named executive officers	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:			For	Against	Abstain	NOTE: The proxies are authorized to vote in their discretion on such other business as may properly come before the meeting or any adjournment thereof.

	3.	Ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2026	☐	☐	☐

				Yes	No

Please indicate if you plan to attend this meeting:				☐	☐

Please sign as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]				Date		Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report for the year ended December 31, 2025, Notice of Annual Meeting and Proxy Statement are
available at www.proxyvote.com

V34261-P07962

MATADOR RESOURCES COMPANY
Annual Meeting of Shareholders
June 11, 2026 9:30 A.M.
This proxy is solicited by the Board of Directors
As an alternative to completing this form, you may enter your vote instruction by telephone at 1-800-690-6093 or via the internet at www.proxyvote.com. Have your proxy card in hand and follow the instructions.
The shareholder hereby appoints Joseph Wm. Foran and Timothy E. Parker, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of MATADOR RESOURCES COMPANY that the shareholder is entitled to vote at the Annual Meeting of Shareholders to be held at 9:30 A.M. CDT on June 11, 2026, at Hilton Dallas Lincoln Centre, 5410
LBJ Freeway, Dallas, Texas 75240, and any adjournment or postponement thereof. The shareholder hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such shares of stock.
This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.
Continued and to be signed on reverse side